UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number:	811-21335

Exact name of registrant as specified in charter:	Optimum Fund Trust

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2012

Item 1. Reports to Stockholders

Optimum Fixed Income Fund

Optimum International Fund

Optimum Large Cap Growth Fund

Optimum Large Cap Value Fund

Optimum Small-Mid Cap Growth Fund

Optimum Small-Mid Cap Value Fund

Annual Report
March 31, 2012

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and, if available, their summary prospectus, which may be obtained by visiting www.optimummutualfunds.com or calling 800 914-0278. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Table of contents

Portfolio management review
Optimum Fixed Income Fund	1
Optimum International Fund	3
Optimum Large Cap Growth Fund	6
Optimum Large Cap Value Fund	9
Optimum Small-Mid Cap Growth Fund	12
Optimum Small-Mid Cap Value Fund	14
Performance summary
Optimum Fixed Income Fund	18
Optimum International Fund	22
Optimum Large Cap Growth Fund	24
Optimum Large Cap Value Fund	26
Optimum Small-Mid Cap Growth Fund	28
Optimum Small-Mid Cap Value Fund	30
Disclosure of Fund expenses	32
Security type/sector/country allocations
and top 10 equity holdings	34
Financial statements
Statements of net assets	38
Statements of assets and liabilities	83
Statements of operations	84
Statements of changes in net assets	85
Financial highlights	88
Notes to financial statements	112
Report of independent
registered public accounting firm	129
Other Fund information	130
Board of trustees and officers addendum	131
About the organization	133

Investments in Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Funds, the repayment of capital from the Funds, or any particular rate of return.

Unless otherwise noted, views expressed herein are current as of March 31, 2012, and subject to change. Holdings are as of the date indicated and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Funds’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

All third-party marks cited are the property of their respective owners.

© 2012 Delaware Management Holdings, Inc.

Portfolio management review

Optimum Fixed Income Fund
April 10, 2012

Performance review (for the year ended March 31, 2012)
Optimum Fixed Income Fund (Class A shares)	1-year return	+6.71%
Optimum Fixed Income Fund (Institutional Class shares)	1-year return	+7.20%
Barclays U.S. Aggregate Bond Index (benchmark)	1-year return	+7.71%
Past performance does not guarantee future results.
For complete, annualized performance for Optimum Fixed Income Fund, please see the table on page 18.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisor

Delaware Management Company (DMC)
Pacific Investment Management Company LLC (PIMCO)

Market overview

Throughout the Fund’s fiscal year, political and economic policy makers around the world continued to have a significant effect on global financial markets, which were characterized by growing uncertainty.

Volatility was amplified during the first half of the Fund’s fiscal year on concerns surrounding the sovereign debt crisis in Europe, news of Standard & Poor’s downgrade of the long-term U.S. credit rating, and disappointing global growth expectations. During this period, the markets experienced a massive selloff in risky assets and a flight to U.S. Treasurys. The move caused interest rates across the yield curve to fall sharply. In response, the U.S. Federal Reserve signaled its intent to buy $400 billion of long-dated U.S. Treasurys through “Operation Twist,” which further fueled the rally in U.S. Treasurys.

Risk appetite cautiously returned in the second half of the Fund’s fiscal year amid improving U.S. economic data and short-term prevention of a disorderly default by a European sovereign. The European Central Bank instituted long-term refinancing operations in December 2011, which had an immediate stabilizing effect on markets. To further support the nascent recovery, the Fed indicated that economic conditions were likely to warrant exceptionally low rates at least through late 2014. Markets reflected optimism over these policy measures, and risk assets rallied during this period.

Fund performance

Although Optimum Fixed Income Fund lagged its benchmark index for the fiscal year, the Fund posted a positive return for the period. In general, returns for the Fund were aided by exposures to corporate bonds, both investment grade and high yield, while allocations to Treasurys detracted from returns.

DMC

DMC’s portion of Optimum Fixed Income Fund employs a diversified “core plus” investment strategy. This means that DMC seeks to invest the core of its assets under management in U.S. investment grade securities, and then strategically allocates other assets to additional fixed income markets. These additional sectors include U.S. high yield bonds as well as established and emerging international markets.

Within the investment grade market, emphasis on lower-medium and medium-grade (BBB- and A-rated) issues, as well as the generally positive effects of security selection, contributed to performance within DMC’s portion of the Fund.

The high yield bond market was a tale of two halves throughout the Fund’s fiscal year. As the period began, it underperformed other fixed income sectors as lower-quality issues did not directly participate in the interest-rate-driven rally in bond prices. However,

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Portfolio management review

Optimum Fixed Income Fund

exposure to the sector aided the performance of the DMC portion of the Fund during the second half of the fiscal year, as lower-quality issues produced both income and price appreciation benefits.

DMC’s focus continued to be about quality ratings, liquidity, potential downside protection, and seeking exceptional value for taking risk. For instance, it generally remained underweight in government-backed or agency mortgage-backed securities (MBS) as the team believed that such securities remained expensive for much of the Fund’s fiscal year. Though these areas of the market underperformed during much of the period, they did improve toward the end as rates rose slightly. Overall, however, the Fund’s portfolio holdings in agency mortgage-backed securities had a neutral effect for the Fund’s fiscal year.

Despite DMC’s bias toward higher-quality commercial mortgage-backed securities (CMBS), its overweight position in this category detracted from Fund performance early in its fiscal year, but became a positive as conditions improved. An overweight allocation to asset-backed securities (ABS) had a similar effect.

Finally, bonds issued within developed markets (denominated in local currencies) contributed to the Fund’s total returns during its fiscal year, despite lagging U.S. markets. Security selection, for example, was positive with benefits from the portfolio’s currency exposures in Australia and Canada.

PIMCO

In this environment, the PIMCO portion of Optimum Fixed Income Fund posted positive returns over the Fund’s fiscal year, both on an absolute basis and relative to its benchmark. It maintained an underweight allocation to U.S. duration, which detracted from returns as rates fell, especially in the third calendar quarter of 2011.

Tactical curve positioning, including an underweight position to the long end of the yield curve, also hurt returns. The negative effects of U.S. duration positioning were partially offset by duration exposure in other developed markets, particularly the United Kingdom and Australia, where interest rates also fell over concerns of a muted global economic recovery.

Corporate bond exposure near the benchmark was neutral for returns in PIMCO’s sleeve of the Fund, but an emphasis on the bonds of banks and other financial institutions hurt performance. These securities lagged the broader corporate sector amid fears of contagion related to European sovereign risk, although they recouped a portion of their losses in late 2011 as risk appetite returned and investors appreciated their relatively robust fundamentals. Within the mortgage-backed securities sector, an underweight to Ginnie Mae MBS hurt returns as Ginnie Mae MBS outperformed conventional MBS due to regulation-driven demand from banks and international investors. Modest holdings of nonagency MBS generally benefited performance amid strong demand for higher yielding assets in the second half of the fiscal year, although they hurt returns in periods of risk aversion earlier in the fiscal year.

Beyond core sectors, holdings of taxable Build America Bonds contributed to returns in PIMCO’s sleeve of the Fund as the sector outpaced like-duration Treasurys on limited supply and reduced negative headlines for municipal bonds. A modest allocation to local debt in Brazil also added to performance amid a sharp fall in Brazilian interest rates. Exposure to a select basket of emerging market currencies, which depreciated against the U.S. dollar, detracted from performance. This was mitigated by exposure to the Chinese renminbi, which was permitted to cautiously appreciate as economic imbalances persisted.

Optimum International Fund
April 10, 2012

Performance review (for the year ended March 31, 2012)
Optimum International Fund (Class A shares)	1-year return	-5.30%
Optimum International Fund (Institutional Class shares)	1-year return	-4.93%
MSCI EAFE Index (gross) (benchmark)	1-year return	-5.31%
MSCI EAFE Index (net) (benchmark)	1-year return	-5.77%
Past performance does not guarantee future results.
For complete, annualized performance for Optimum International Fund, please see the table on page 22.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisors

BlackRock Advisors, LLC (BlackRock)
Mondrian Investment Partners Ltd. (Mondrian)

Market overview

Unless otherwise noted, regional performance cited below is based on each region’s respective MSCI index.

The Fund’s fiscal year was dominated by two distinct periods: the broad equity market selloff during the third calendar quarter of 2011, and the recovery that began during the subsequent quarter and continued into the first calendar quarter of 2012. The extent of the perceived flight from risk during the third calendar quarter, primarily driven by the sovereign debt crisis in Europe and political squabbling in the United States, was reflected in the MSCI EAFE Index, as it slid nearly 20% during the quarter.

Fortunately, the final quarter of the Fund’s fiscal year brought some relief for financial markets, as investors were somewhat appeased by the coordinated efforts of central banks and European politicians. The European Central Bank’s injection of liquidity into the European banking system, together with political initiatives to lay the groundwork for fiscal unity, were probably the most noteworthy events. Moving into the first three months of 2012, economic data out of the euro zone were less negative than expected, lending further support to investors’ appetite for risk.

Additional notes on regional developments during the fiscal year:

  In Europe, countries outside the euro zone tended to perform well on a relative basis. The U.K. equity market was among the strongest-performing markets, up by 1.1%, as the U.K. coalition government pressed ahead with tough austerity measures.

  The energy-intensive Norwegian equity market delivered one of the best relative returns, although it still fell 3.1%.

  In contrast, euro zone equity markets tended to underperform the broader index as sovereign debt tensions lingered. For example, Greece had by far the weakest-performing equity market, down 63.3%; Portugal, Italy, and Spain each fell more than 25%; and the French and German equity markets decreased 15.6% and 7.8%, respectively.

  In the Asia-Pacific region, the equity market in New Zealand generated the best relative return, up 17.9%. The Japanese equity market recovered well after the natural disasters and ended the period marginally positive.

Fund performance

Optimum International Fund generally performed in line with its benchmark index for the fiscal year, as Class A and Institutional Class shares posted slightly better returns than the MSCI EAFE Index (both gross and net figures).

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Portfolio management review

Optimum International Fund

The positive bias toward the Fund’s relative performance was due primarily to the performance of Mondrian’s portion of the Fund.

BlackRock

For the fiscal year ended March 31, 2012, BlackRock’s portion of the Fund underperformed its benchmark index. The majority of underperformance occurred during the dramatic selloff during the third calendar quarter of 2011. It was BlackRock’s intention to avoid making a macroeconomic directional bet on the economy, and to maintain sector weights similar to the benchmark. BlackRock generally kept its portion of the Fund’s portfolio at a low level of tracking error (measured as the tendency of portfolio returns to follow along those of the benchmark index). This approach, combined with minimal sector bets and a modest overweight allocation to cyclical categories, was a strategy framework that BlackRock believed should have served investors well.

The BlackRock portfolio sleeve began to suffer, however, and it lagged the benchmark notably during the third calendar quarter of 2011. There were three reasons for this result.

First, BlackRock’s holdings in the consumer discretionary and information technology (IT) sectors had greater exposure to China and other faster-growing end markets. More specifically within IT, internet software holdings included Tencent Holdings. The company is part of the social media industry in China and was negatively affected by speculations of a hard landing for China’s economy. The negative effects of stock selection in the consumer discretionary sector detracted from performance, as positions in the casinos-and-gaming and education services sectors had direct exposure to economic growth in China.

The second reason for BlackRock’s underperformance can be attributed to its positioning in the energy sector, where its holdings in the coal and oil-and-gas industries detracted from relative returns.

Lastly, an underweight allocation to healthcare industries, which was predicated on threats of austerity programs in Europe and the pressures they would put on drug reimbursement systems across the region, hurt relative performance. Looking across all major sectors in the benchmark index, healthcare proved to be the most resilient sector during the equity market downturn.

Despite the underperformance during the third calendar quarter of 2011, the BlackRock portion of the Fund rebounded strongly during the final six months of the fiscal year. Stock selection in sectors such as financials, IT, and utilities proved to be areas of relative strength. Within financials, emerging-market banks such as China Merchants Bank and Banco Bradesco benefited from easing fiscal and monetary conditions in their local markets. Positioning in IT was another contributor to the BlackRock portfolio — specifically after the market selloff during the third quarter of 2011 — as an overweight to semiconductors positively influenced returns. BlackRock favors so-called mission-critical software providers like Check Point Software Technologies, because it believes corporate IT departments will continue to purchase products in areas like security and business analytics to protect their businesses.

Mondrian

The Mondrian portion of the Fund led the benchmark index for the fiscal year.

The overall country allocations across the Mondrian portion of the Fund held back performance relative to the benchmark. In Europe, returns were hampered by the negative effects of an overweight exposure to the relatively weak Spanish and Italian markets, more than offsetting the positive effects of avoiding any exposure in Greece and Portugal. The Mondrian portion of the Fund benefited from an underweight position in Australia, as well as an overweight exposure to the Singaporean market and an out-of-benchmark position in Taiwan.

At the sector level, Mondrian’s overweight allocation to the healthcare and consumer staples sectors, as well as an underweight position in the materials sector, all resulted in positive returns versus the benchmark. The healthcare and consumer staples sectors were among the strongest performers within the index for the year. This positive performance was slightly offset by the negative effects of Mondrian’s overweight positioning in the weaker-performing telecommunications sector and an underweight position in the consumer discretionary sector.

Across Mondrian’s portfolio, the effect of stock selection was the dominant factor for outperformance during the fiscal year. At the country level, stock selection was notably strong in Japan, the United Kingdom, and Australia. Stock selection was also generally strong at the sector level, particularly within IT, energy, and industrials.

Both the aforementioned consumer staples and healthcare sectors demonstrated defensive qualities in what was generally a weak market for equities. Notable gains were recorded by names that included the consumer staples companies operated by Japanese food retailer Seven & i Holdings, and Unilever, the Anglo-Dutch food producer. Other notable performers included the pharmaceutical companies GlaxoSmithKline in the U.K., Sanofi in France, and Astellas Pharma in Japan; shares for these firms advanced 23.3%, 15.2%, and 15.3%, respectively during the fiscal year. In addition, Australian telecommunications company Telstra saw its shares gain 26.8% during the Fund’s fiscal year as a network transaction with the government progressed toward resolution.

Conversely, weak performance was recorded by companies that included the French food retailer Carrefour, which fell 32.2% during the fiscal year following several profit warnings that were triggered by strategic indecision and competitive pressures in the French market. Amid ongoing euro-zone sovereign debt tensions, Intesa Sanpaolo, the Italian retail bank, fell 31.6% during the fiscal year. In the telecommunication services sector, certain companies reacted to competition and a weak economy by reducing their guidance for shareholder distributions. Such companies included France Telecom and Telefonica, both of which lagged the broader market, declining by 25.8% and 28.2%, respectively.

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Portfolio management review

Optimum Large Cap Growth Fund
April 10, 2012

Performance review (for the year ended March 31, 2012)
Optimum Large Cap Growth Fund (Class A shares)	1-year return	+8.45%
Optimum Large Cap Growth Fund (Institutional Class shares)	1-year return	+8.78%
Russell 1000® Growth Index (benchmark)	1-year return	+11.02%
Past performance does not guarantee future results.
For complete, annualized performance for Optimum Large Cap Growth Fund, please see the table on page 24.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Fred Alger Management, Inc. (Alger)
T. Rowe Price Associates, Inc. (T. Rowe Price)
Marsico Capital Management, LLC (Marsico)

Market overview

Most major U.S. stock market indices rose in the one-year period ended March 31, 2012. Driven by economic uncertainty and geopolitical concerns, however, market volatility was high during the Fund’s fiscal year.

At the beginning of the period, equities climbed despite turmoil in various Middle Eastern and North African countries, and sharp increases in oil and other commodity prices. Stocks started falling in May 2011, however, as U.S. and European economies weakened and the European sovereign debt crisis intensified. Shares bottomed in early October 2011, and staged a significant rally through the end of the Fund’s fiscal year. Investors were generally reacting to more sustainable signs of strengthening within the U.S. economy as well as central banks’ commitment across the developed world to continue implementing measures to suppress interest rates and stimulate economic growth.

Over the course of the entire fiscal year, the Russell 1000 Growth Index generated a solid, double-digit return.

Fund performance

Optimum Large Cap Growth Fund lagged its benchmark index for the fiscal year, due in part to underperformance within the financials sector by each of the Fund’s three sub-advisors. Returns within the energy and consumer staples sectors also detracted from the Fund’s performance.

Fred Alger Management, Inc.

Alger attempts to invest in companies that it believes are undergoing positive dynamic change, meaning that these companies are typically high-quality generating strong organic revenue, earnings, and free cash-flow growth. They also tend to be market-dominant companies with high barriers to competitive entry. During the latter months of 2011, the shares of these types of companies underperformed the benchmark. Fortunes changed during the first quarter of 2012, as investors generally rewarded the shares of companies that reported strong earnings growth.

As the equity markets started to decline during the summer of 2011, Alger became somewhat more defensive within its portion of the Fund by reducing cyclically sensitive exposure in the technology, energy, and industrials sectors, and increasing exposure to the more defensive consumer staples sector. Several months later as market conditions began to improve, it again increased holdings of companies in those cyclically sensitive sectors.

Within Alger’s portion of the Fund, relative outperformance within the industrials and information technology sectors were the most important contributors to performance. Alger’s large exposure to the information technology sector is based on its positive view of increased usage of the internet, as well as the continued global penetration of smartphone devices.

Alternatively, Alger’s positions within the energy and financials sectors detracted from performance within its portion of the Fund during the fiscal year. Its generally lower exposure to the energy sector was based on a reduced view of global oil demand combined with continued low natural gas prices.

Apple was the most important contributor to Alger’s portion of the Fund. As of the end of the fiscal year, shares of Apple stock continued to be reasonably priced in Alger’s opinion, despite the stock’s already strong positive price movement. Lowe’s was also a strong contributor to Alger’s portion of the Fund.

Several of the companies that detracted from Alger’s portion of the Fund were in the energy sector, primarily natural gas and coal related. Alger believes that the ongoing earnings pressure on many companies in these sectors may continue. As a result, Alger lessened its exposure in the portfolio and sold notable detractors Baker Hughes and Newfield Exploration during the fiscal year.

T. Rowe Price

Overall, stock selection and sector weighting decisions both contributed to the portion of the Fund managed by T. Rowe Price. The information technology, telecommunication services, and consumer discretionary sectors were leading outperformers, while healthcare, consumer staples, and financials were its principal detractors.

Information technology was by far T. Rowe Price’s primary contributor to relative performance, mostly due to stock selection, but its significant weighting also aided results. Shares of Apple were up sharply, largely due to robust demand for its products. The company released an upgraded version of the popular iPad tablet and announced a stock buyback and dividend payment plan.

The telecommunication services sector outperformed primarily due to stock selection decisions, with holdings concentrated in the wireless telecommunication services industry. Tower companies Crown Castle International and American Tower, which recently converted to a real estate investment trust, were among the top overall contributors to portfolio performance.

Stock selection in the healthcare sector was the primary detractor from T. Rowe Price’s portion of the Fund. Shares of biotechnology firm Human Genome Sciences tumbled after the company reported missing sales targets of its promising lupus drug, Benlysta. Although investors had expected a quick adoption of the drug, the time frame for its widespread use has lengthened.

T. Rowe Price remained underweight consumer staples stocks within its portion of the Fund — it does not typically place an emphasis on this sector as the manager believes it does not generally offer an opportunity for sustained double-digit growth. In this case, the underweighting hurt performance, as investors apparently favored defensive sectors during much of the fiscal year.

Marsico

The Marsico investment approach emphasizes owning stocks of high-quality companies with, in its view, compelling potential for long-term capital appreciation. Marsico’s investment process combines top-down macroeconomic and industry analysis with individual stock selection.

Marsico came into 2011 with optimism about the U.S. economy. However, as exogenous events occurred, such as the Japanese earthquake and tsunami, the Arab Spring, Congressional debt-ceiling discussions, and increasing concerns surrounding European sovereign debt, confidence among consumers and corporations declined. Marsico lowered its expectations for growth and positioned its sleeve of the Fund into more defensive growth names.

During the Fund’s fiscal year, positions in consumer-oriented companies generated strong returns. Within the sector, Marsico favored companies with durable

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Portfolio management review

Optimum Large Cap Growth Fund

franchises and dependable revenue streams over time that could grow earnings in a “slow growth” environment. Companies that offered a cost savings to consumers such as TJX, priceline.com, Yum! Brands, and McDonald’s were material contributors to Marsico’s portion of the Fund. In addition, its overweight to consumer discretionary, among the best-performing sectors in the benchmark index, helped performance.

While Marsico’s holdings in the information technology sector posted positive returns in aggregate, led by its largest holding, Apple, the collective return of its technology holdings lagged that of the benchmark index, which hampered performance. In addition, the Marsico sleeve maintained an underweighted posture to information technology, the strongest-performing sector in the benchmark index, which also weighed on relative performance.

Stock selection in the financials sector also dampened returns as positions in Goldman Sachs Group, Citigroup, and PNC Financial Services Group were material detractors, and were sold from the Fund during the fiscal year. Marsico’s holdings in the financials sector were reduced significantly early in the reporting period as it became more concerned that the regulatory environment for financial companies had become considerably more complex and could ultimately result in regulations that could impact future profitability of some companies. Additionally, a particular holding in the energy sector, Halliburton, was a significant individual detractor as the market appeared to discount its earnings potential due to lower natural gas prices in the United States.

Optimum Large Cap Value Fund
April 10, 2012

Performance review (for the year ended March 31, 2012)
Optimum Large Cap Value Fund (Class A shares)	1-year return	+7.01%
Optimum Large Cap Value Fund (Institutional Class shares)	1-year return	+7.32%
Russell 1000® Value Index (benchmark)	1-year return	+4.79%
Past performance does not guarantee future results.
For complete, annualized performance for Optimum Large Cap Value Fund, please see the table on page 26.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Herndon Capital Management, LLC (Herndon)
Massachusetts Financial Services Company (MFS)

Market overview

Back in early 2011, prior to the beginning of the Fund’s fiscal year, looser U.S. monetary and fiscal policy fostered a sharp rebound in market risk sentiment. By the beginning of the fiscal year, however, global macroeconomic conditions had begun to weaken and renewed concerns surrounding euro-zone sovereign debt arose, causing the recovery in asset valuations to level off.

As the period progressed, worries about U.S. sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in Standard & Poor’s downgrading U.S. credit quality. Amid this turmoil, global equity markets declined sharply and credit spreads widened. At the same time, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows.

In the latter part of the fiscal year, however, improved global macroeconomic conditions coupled with additional liquidity from the U.S. Federal Reserve in the form of “Operation Twist” (in which it sold approximately $400 billion of its short-term security holdings while simultaneously purchasing an equivalent amount of longer-dated government securities) and from the European Central Bank in the form of 3-year, longer-term refinancing operations (LTROs), ushered in improved market dynamics.

In addition, multiple metrics used to define the health of consumers, corporations, and the broader U.S. economy — including employment data, consumer sentiment readings, and manufacturing and productivity measures — trended positively throughout the Fund’s fiscal year. As a result, U.S. stocks rose in three of the last four quarters and were boosted by encouraging data on both consumer spending and corporate profitability. The numbers in the first quarter of 2012 were particularly strong: both the Dow Jones Industrial Average and S&P 500® Index recorded historic first-quarter gains. These encouraging results, coupled with what appeared to be at least an interim solution to the Greek debt crisis, buoyed risk assets and seemed to provide optimism and comfort to many U.S. equity investors. (Source: Bloomberg.)

Fund performance

Optimum Large Cap Value Fund’s outperformance versus the benchmark index was due primarily to strong returns by several high-profile holdings in the Fund. The names, which represented a number of sectors and were held by different sub-advisors for the Fund, included Accenture, International Business Machines (IBM), Lockheed Martin, and MasterCard.

Herndon

Herndon’s approach in this market environment has been to seek out value-creating opportunities at the individual stock level and aggregate the individual stock information to determine the sector’s weighting. This approach led to outperformance during the Fund’s fiscal year.

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Portfolio management review

Optimum Large Cap Value Fund

Two sectors that outperformed and contributed the most to Herndon’s portion of the Fund were the consumer discretionary and information technology sectors. Gains in the consumer discretionary sector resulted from a diversified set of holdings leveraged to positive trends and growth in discount retailing (including Ross Stores and TJX) as well as international market growth and upscale retailing (Yum! Brands and Coach). Holdings within the technology sector, including Apple, IBM, Microsoft, and Accenture, were notable for their robust business models as well as being leveraged to major technological innovation and positive industry shifts, including smartphone and mobile computing growth, a rollout of cloud-based IT solutions, and continued demand for high-margin IT service, to name a few.

Two sectors detracted from Herndon’s portion of the Fund: financial services and energy. The financial services sector was one of three sectors in the benchmark index to post negative returns during the fiscal year. Strong performance in the financial services sector during the first quarter of 2012 was not enough to overcome the weakness of the first three quarters of the fiscal year. An overweight position in the energy sector, coupled with poor performance from several names that are more leveraged to natural gas production, detracted from performance for Herndon’s portion of the Fund.

TJX, advancing more than 60% during the fiscal year, was a key contributor to performance in Herndon’s portion of the Fund. TJX Companies is the leading off-price retailer of apparel and home fashions in the United States and worldwide. The company’s recent strong performance was driven, in part, by robust monthly sales numbers. TJX continues to take market share from department stores with similar-quality merchandise at better prices. Additionally, the company’s European business is beginning to report strong sales numbers. Management recently expressed optimism regarding this division’s early-stage turnaround after a challenging couple of years.

In terms of laggards for Herndon’s portion of the Fund, Lazard (declining approximately 40%), hurt performance as the company saw multiple macroeconomic trends pressure its stock. Lazard is a global financial advisory and asset management firm, focused on providing money-management and investment-banking services to corporations, partnerships, institutions, governments, and high net worth individuals. Like many financial institutions, particularly those leveraged to Europe, Lazard’s stock felt pressure from the global and European declines in investment banking, mergers and acquisitions, and initial public offerings. Herndon no longer holds this stock in the Fund.

MFS

MFS’s investment philosophy and approach remains consistent in all market environments because the management team believes focusing on investing in high-quality, undervalued stocks gives it the best potential for delivering long-term, strong risk-adjusted returns. Therefore, MFS did not make any changes to its approach during the course of the Fund’s fiscal year.

The combination of stock selection and an overweight position in the consumer staples sector contributed to Fund performance. An overweight allocation to tobacco company Philip Morris International aided returns within MFS’s portion of the Fund. Holdings of alcoholic-drink producer Diageo also contributed positively to performance.

Stock selection in the special products and services sector also contributed positively to performance within MFS’s portion of the Fund. Global consulting and outsourcing company Accenture was among the top relative contributors for its portion of the Fund during the fiscal year.

Stock selection in the industrial goods and services sector strengthened relative performance for MFS’s portion of the Fund. An overweight position in defense contractor Lockheed Martin had a positive effect on relative returns as the stock outperformed the benchmark.

Elsewhere, holdings of diversified technology products and services company IBM and debit and credit transaction processing company MasterCard aided relative returns. An overweight position in pharmaceutical and medical products maker Abbott Laboratories, and MFS’s avoidance of poor-performing financial services firm Citigroup, also contributed to performance relative to the benchmark.

Security selection in the healthcare sector detracted from the Fund’s relative performance. Not holding shares of strong-performing health insurance and Medicare/Medicaid provider UnitedHealth Group negatively affected relative results.

Stock selection in the financial services sector also weakened relative performance. Overweight positions in investment banking firm Goldman Sachs Group, financial firm Bank of New York Mellon, and insurance company MetLife hurt relative performance over the Fund’s fiscal year.

Elsewhere, the Fund’s holdings in enterprise software products maker Oracle, oil and gas exploration and production company Apache, and offshore drilling company Transocean were among the worst performers for MFS’s portion of the Fund. Not holding shares of global payments technology company Visa also detracted from performance. Additionally, strong-performing network equipment company Cisco Systems had a negative effect on relative performance — in the second quarter of 2011, the security underperformed and wasn’t in the benchmark. However, for the rest of the fiscal year, where performance was better, it was a large benchmark constituent and the Fund was underweight.

(continues)       11

Portfolio management review

Optimum Small-Mid Cap Growth Fund
April 10, 2012

Performance review (for the year ended March 31, 2012)
Optimum Small-Mid Cap Growth Fund (Class A shares)	1-year return	+0.33%
Optimum Small-Mid Cap Growth Fund (Institutional Class shares)	1-year return	+0.68%
Russell 2500™ Growth Index (benchmark)	1-year return	+2.70%
Past performance does not guarantee future results.
For complete, annualized performance for Optimum Small-Mid Cap Growth Fund, please see the table on page 28.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Wellington Management Company, LLP (Wellington)
Columbia Wanger Asset Management, LLC (Columbia WAM)

Market overview

The Fund’s fiscal year was a volatile one for equity markets around the globe. Fueled by growing concerns regarding economic problems in Europe and the United States, markets came under significant pressure during the first half of the fiscal year as investors reacted to greater uncertainty and the prospect of slower growth.

Beginning in the latter half of the fiscal year, equity markets reversed course, gaining back much of the losses from earlier in the period. Generally, better-than-feared global economic data, interest rate cuts by the European Central Bank, and speculation that China may ease its monetary policy, outweighed continued uncertainty over the outcome of the euro-zone debt crisis.

Fund performance

Optimum Small-Mid Cap Growth Fund lagged its benchmark index for the fiscal year, due in part to poor returns by well-known holdings in the portfolios of both sub-advisors, including Shutterfly and James River Coal.

Wellington

During the Fund’s fiscal year, the investment team at Wellington continued to adhere to its disciplined and focused investment approach in managing its portion of the Fund, even as company fundamentals seemingly took a back seat to macroeconomic concerns during much of the period. The investment team’s research continued to focus on identifying companies that it believes are able to sustain superior revenue and earnings growth by virtue of their advantaged market positions. The team also remained conservative in the assumptions it used to estimate companies’ potential future earnings and cash flows, as well as in the valuation metrics it employed to set target prices.

Due to strong security selection, holdings in the healthcare and materials sectors contributed to relative results for Wellington’s portion of the Fund for the fiscal year. Conversely, weak security selection within the information technology, consumer staples, and industrials sectors was the main driver of underperformance.

At the individual security level, top relative contributors for the Fund’s fiscal year included mattress maker Tempur-Pedic International and contract research organization (CRO) Pharmaceutical Product Development. Share prices of Tempur-Pedic, a leading global manufacturer and distributor of premium mattresses and pillows with operations in approximately 80 countries, moved higher based on strong earnings results and better-than-expected earnings guidance. The investment team maintained its position in this name as it continues to believe the company has an impressive growth outlook. Alternately, the team sold its position in the stock of Pharmaceutical Product Development. The company, a CRO providing discovery, development, and lifecycle management services, agreed to be acquired by private equity investors The Carlyle Group and Hellman & Friedman in an all-cash transaction.

Top relative detractors from Wellington’s portion of the Fund included technology hardware company Acme Packet, and energy company James River Coal. Acme Packet is a leading provider of session border control solutions that enable the delivery of voice over internet protocol (VoIP) and data communications across network borders. The stock underperformed after the company posted disappointing quarterly earnings due to higher-than-expected operating expenditures. The investment team maintains a positive view of Acme Packet based on the firm’s leading position in a fast growing market. James River Coal is a thermal and metallurgical coal producer. Lower production levels, increased costs, and concerns about slowing macroeconomic growth during the fiscal year negatively pressured share prices. James River Coal was ultimately eliminated from Wellington’s portion of the Fund.

Columbia WAM

Columbia WAM’s portion of the Fund employs a low-turnover, bottom-up, fundamental strategy. The investment team focuses on the merits of individual companies rather than macroeconomic headlines.

At the sector level, this portion of the Fund benefited from overweight allocations in the healthcare sector and an underweight position in the materials sector. Healthcare performed well given investors’ generally defensive stance during the period. Though its individual stock selection within healthcare was not positive for the period, Columbia WAM’s decision to overweight allocations in the sector was beneficial. Stocks owned in the materials sector (one of the poorest performing sectors within the Fund’s benchmark), outperformed the benchmark, and a relative underweight allocation there also helped returns.

The utilities and financials sectors were the largest detractors from performance. An underweight allocation in utilities is fairly standard for Columbia WAM’s growth strategy. The sector performed well during 2011 as investors looked for positive yield opportunities. As a result, the underweight allocation hurt returns, though this was beginning to reverse at the start of 2012. Columbia WAM’s portion of the Fund maintains a large underweight allocation to financials, though its holdings in the financials sector performed well relative to the benchmark. Ultimately, an underweight position in this sector detracted from returns within its portion of the Fund.

At the individual stock level, top contributors to performance for the Fund’s fiscal year included Alexion Pharmaceuticals and Lululemon Athletica. Alexion is a biotech company that focuses on orphan diseases; it performed well as its primary drug, Soliris, was approved for treating a severe neurological condition. Performance of Lululemon Athletica, a yoga-inspired athletic apparel company, was volatile during the Fund’s fiscal year, but was positive for the fiscal year as increased awareness of its brand name and product contributed to strong sales growth.

Detractors for the period included Shutterfly and InterMune. Internet photo-centric retailer Shutterfly fell victim to a fierce price war waged by all the internet photo book and photo card companies during the 2011 holiday season, resulting in a steep drop in stock prices for the year. InterMune is a biotechnology company focused on the research, development, and commercialization of innovative therapies in pulmonology and fibrotic diseases. The stock price suffered after the company received a negative ruling from a drug reimbursement board in Germany.

(continues)       13

Portfolio management review

Optimum Small-Mid Cap Value Fund
April 10, 2012

Performance review (for the year ended March 31, 2012)
Optimum Small-Mid Cap Value Fund (Class A shares)	1-year return	+1.01%
Optimum Small-Mid Cap Value Fund (Institutional Class shares)	1-year return	+1.37%
Russell 2500™ Value Index (benchmark)	1-year return	+0.09%
Past performance does not guarantee future results.
For complete, annualized performance for Optimum Small-Mid Cap Value Fund please see the table on page 30.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisors

The Delafield Group, a division of Tocqueville Asset Management L.P. (Tocqueville)
The Killen Group, Inc. (Killen)
Westwood Management Corp. (Westwood)

Market overview

The Fund’s fiscal year was a volatile one for equity markets around the globe. Fueled by growing concerns regarding economic problems in Europe and the United States, markets came under significant pressure during the first half of the fiscal year as investors reacted to increasing uncertainty and the prospect of slower economic growth.

Beginning in the latter half of the Fund’s fiscal year, equity markets reversed course, gaining back much of the losses from earlier in the period. Generally, better-than-feared global economic data, interest rate cuts by the European Central Bank, and speculation that China may ease its monetary policy, outweighed continued uncertainty over the outcome of the debt crisis in the euro zone. Amid this volatility, the benchmark Russell 2500 Value Index finished the fiscal year slightly above where it began, notching a small gain.

Fund performance

Security selection in the energy sector by two of Optimum Small-Mid Cap Value Fund’s three sub-advisors contributed to its outperformance versus the Fund’s benchmark.

Tocqueville

Despite the volatility, Tocqueville remained steadfast in its approach to investing. This company’s analytical, bottom-up (stock by stock) approach to investing generated a number of attractively priced investment prospects during the market’s downturn, which it opportunistically acted upon. Tocqueville also used cash reserves to add to its favorite holdings at what it believed to be reasonable valuations.

Tocqueville’s portion of the Fund had limited exposure to the energy sector. This limited position benefited performance relative to the benchmark, as energy was the weakest-performing sector for the fiscal year. Tocqueville also had virtually no exposure to financials, but this negatively affected relative performance within its portion of the Fund, as financials performed well for the Fund’s fiscal year. An overweight position in materials was also a negative for performance, as the sector underperformed during this period.

Stock selection was an overall positive for Tocqueville’s portion of the Fund, as it outperformed the corresponding benchmark returns in six of eight sectors. Investments in the industrials sector were the most beneficial to performance relative to the benchmark. Foot Locker, Solutia, and El Paso were the top contributors to performance. Foot Locker reported improving sales trends during the second half of the Fund’s fiscal year, and its earnings showed improved operational performance. Both Solutia and El Paso received takeover proposals at substantial premiums, which benefited Fund performance. In contrast, Ferro and Checkpoint

Systems detracted from performance for its portion of the Fund. Investors penalized Ferro for its exposure to the solar industry and European end markets. Checkpoint Systems experienced a sluggish business environment and disappointing topline results throughout the fiscal year.

Killen

Killen’s portion of the Fund generally performed well during the Fund’s fiscal year. It entered the Fund’s fiscal year with a larger-than-normal cash position, a result of strong performance late in the previous fiscal year that led Killen to take gains. This cash was beneficial to performance during the weak first half of the period and enabled Killen to buy stocks that were viewed as attractively priced as the year progressed. By the fall of 2011, it was essentially fully invested.

Killen uses a company-by-company approach, looking at the long-term potential for each business, and then judges its valuation based on that analysis. With this in mind, the company’s value-based, bottom-up approach led it to invest in situations that many investors seemed to view negatively, at least from a macroeconomic perspective. By focusing on individual companies and taking a long-term viewpoint, the company was able to look past the headlines surrounding Greece and other European debt problems, and invest in what were believed to be strong businesses with solid prospects.

The best-performing sectors for Killen’s portion of the Fund were consumer discretionary, energy, and materials. Its consumer discretionary stocks had broad strength with several holdings showing sizable gains. In energy, stock selection resulted in strong absolute gains for the sector despite energy stocks, in general, performing poorly during this period. In materials, both of its holdings turned in solid absolute gains for the fiscal year even though the sector as a whole struggled.

The only significantly underperforming sector was healthcare. The one healthcare holding produced negative returns while the sector as a whole was up (Killen sold its healthcare holding during the fiscal year). The underperformance in this area was not of a significant enough magnitude, however, to seriously hurt overall returns.

The two biggest positive contributors to its portion of the Fund were in the consumer discretionary sector: Sturm Ruger, a manufacturer of firearms, and Genesco, a shoe and hat retailer, each generated strong absolute returns. Both companies had significant revenue growth during the fiscal year, expanded profit margins, and gained market share in their respective specialty fields. The solid fundamental results, combined with low market expectations, caused their stocks to be revalued significantly higher.

SkyWest and Ducommun detracted from its portion of the Fund. SkyWest operates regional airlines that act as feeders to the hubs of the major airlines. The company experienced reduced profitability due to increased training costs and a less-than-smooth integration of an acquired rival. The poor results led Killen to re-evaluate the company’s long-term potential; it decided to begin selling its SkyWest position just prior to the end of the Fund’s fiscal year.

Ducommun also struggled with the integration of a large acquisition, and experienced a decline in profit margins. Killen believes that the acquisition could negatively affect Ducommun over the long term — therefore its position in the stock was reduced during the period.

Westwood

Westwood continued to use the consistent and disciplined investment approach that it employs through all market environments; that is, focusing on high-quality companies with strong fundamental characteristics and visible earnings prospects.

Security selection in the energy and technology sectors was the primary contributor to performance for this portion of the Fund. A number of the energy companies it held are beneficiaries of new exploration techniques, such as hydraulic fracturing, and persistently high crude-oil prices buoyed the earnings of exploration

(continues)       15

Portfolio management review

Optimum Small-Mid Cap Value Fund

and production firms. Within technology, its holdings generally performed well due to the strong earnings results of companies in that sector, as investor sentiment surrounding global economic growth generally improved toward the end of the Fund’s fiscal year.

Security selection within the financial services and producer durables sectors hindered relative performance. Holdings within financial services lagged because of concerns about bank capital levels and lack of loan growth, though the sector bounced back toward the end of the fiscal year after receiving mostly positive results from government “stress tests.” Despite the continued solid operating results of many companies in producer durables, this economically sensitive sector performed poorly due to extreme macroeconomic fears that were pervasive throughout much of this period. Like the financial services sector, however, these stocks, particularly those with global exposure, rebounded nicely late in the Fund’s fiscal year due to the renewed optimism about the global economy.

The top-performing security in this portion of the Fund was Motorola Mobility Holdings, which provides technologies, products, and services for mobile and wireline digital communication. The company’s August 2011 announcement that it was being acquired by Google at a significant premium to its market value drove its strong performance. Electronics manufacturer Hubbell was another strong performer. Its shares climbed after the company reported that its order growth remains strong despite still-poor commercial construction activity.

The poorest-performing stocks in Westwood’s portion of the Fund included Veeco Instruments, a provider of solutions and services within the LED lighting industry, and trucking parts manufacturer Navistar International. Veeco’s stock was weak as many investors grew concerned about overcapacity in the growing LED industry, while Navistar sold off after reporting disappointing second quarter 2011 earnings and on concerns of lower truck and transport demand as the economy weakened.

Performance summary

Optimum Fixed Income Fund

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at www.optimummutualfunds.com.

Fund performance[1,2]
Average annual total returns
Through March 31, 2012	1 year	3 years	5 years	Lifetime
Class A (Est. Aug. 1, 2003)
Excluding sales charge	+6.71%	+13.56%	+6.98%	+6.12%
Including sales charge	+1.91%	+11.81%	+5.99%	+5.56%
Class B (Est. Aug. 1, 2003)
Excluding sales charge	+6.15%	+12.90%	+6.30%	+5.45%
Including sales charge	+2.15%	+12.31%	+6.06%	+5.45%
Class C (Est. Aug. 1, 2003)
Excluding sales charge	+6.15%	+12.85%	+6.30%	+5.45%
Including sales charge	+5.15%	+12.85%	+6.30%	+5.45%
Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	+7.20%	+14.01%	+7.35%	+6.50%
Including sales charge	+7.20%	+14.01%	+7.35%	+6.50%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on page 19. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.35% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B shares. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 1.00% of the Fund’s average daily net assets from July 29, 2011, through July 29, 2012. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Institutional Class
Total annual operating expenses
(without fee waivers)	1.46%	2.11%	2.11%	1.11%
Net expenses
(including fee waivers, if any)	1.35%	2.00%	2.00%	1.00%
Type of waiver	Contractual	Contractual	Contractual	Contractual

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

Performance of a $10,000 Investment1
Aug. 1, 2003 (Fund’s inception) through March 31, 2012

	Starting value (Aug. 1, 2003)	Ending value (March 31, 2012)
Optimum Fixed Income Fund —
Institutional Class shares	$10,000	$17,257
Optimum Fixed Income Fund — Class A shares	$9,550	$15,982
Barclays U.S. Aggregate Bond Index	$10,000	$15,882

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on Aug. 1, 2003, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 18 through 20.

(continues)       19

Performance summary

Optimum Fixed Income Fund

The chart also assumes $10,000 invested in the Barclays U.S. Aggregate Bond Index as of Aug. 1, 2003. The Barclays U.S. Aggregate Bond Index is a broad composite of more than 8,000 securities that tracks the investment grade domestic bond market.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	OAFIX	246118681
Class B	OBFIX	246118673
Class C	OCFIX	246118665
Institutional Class	OIFIX	246118657

Performance summary

Optimum International Fund

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at www.optimummutualfunds.com.

Fund performance
Average annual total returns
Through March 31, 2012	1 year	3 years	5 years	Lifetime
Class A (Est. Aug. 1, 2003)
Excluding sales charge	-5.30%	+16.18%	-4.28%	+6.12%
Including sales charge	-10.72%	+13.90%	-5.41%	+5.39%
Class B (Est. Aug. 1, 2003)
Excluding sales charge	-5.94%	+15.45%	-4.90%	+5.43%
Including sales charge	-9.68%	+14.76%	-5.27%	+5.43%
Class C (Est. Aug. 1, 2003)
Excluding sales charge	-5.94%	+15.43%	-4.90%	+5.44%
Including sales charge	-6.87%	+15.43%	-4.90%	+5.44%
Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	-4.93%	+16.61%	-3.94%	+6.49%
Including sales charge	-4.93%	+16.61%	-3.94%	+6.49%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on page 23. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.35% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B shares. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses, (excluding any 12b-1 fees and certain other expenses) from exceeding 1.40% of the Fund’s average daily net assets from July 29, 2011, through July 29, 2012. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Institutional Class
Total annual operating expenses
(without fee waivers)	1.88%	2.53%	2.53%	1.53%
Net expenses
(including fee waivers, if any)	1.75%	2.40%	2.40%	1.40%
Type of waiver	Contractual	Contractual	Contractual	Contractual

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Performance of a $10,000 Investment
Aug. 1, 2003 (Fund’s inception) through March 31, 2012

	Starting value (Aug. 1, 2003)	Ending value (March 31, 2012)
MSCI EAFE Index (gross)	$10,000	$19,266
MSCI EAFE Index (net)	$10,000	$18,557
Optimum International Fund — Institutional Class shares	$10,000	$17,240
Optimum International Fund — Class A shares	$9,425	$15,768

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on Aug. 1, 2003, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 22 through 23.

The chart also assumes $10,000 invested in the MSCI EAFE Index as of Aug. 1, 2003. The MSCI EAFE Index measures equity market performance across developed market countries in Europe, Australasia, and the Far East. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	OAIEX	246118731
Class B	OBIEX	246118723
Class C	OCIEX	246118715
Institutional Class	OIIEX	246118699

(continues)       23

Performance summary

Optimum Large Cap Growth Fund

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at www.optimummutualfunds.com.

Fund performance[1,2]
Average annual total returns
Through March 31, 2012	1 year	3 years	5 years	Lifetime
Class A (Est. Aug. 1, 2003)
Excluding sales charge	+8.45%	+24.47%	+2.92%	+6.01%
Including sales charge	+2.20%	+22.02%	+1.71%	+5.28%
Class B (Est. Aug. 1, 2003)
Excluding sales charge	+7.70%	+23.67%	+2.25%	+5.32%
Including sales charge	+3.70%	+23.07%	+1.84%	+5.32%
Class C (Est. Aug. 1, 2003)
Excluding sales charge	+7.61%	+23.64%	+2.23%	+5.31%
Including sales charge	+6.61%	+23.64%	+2.23%	+5.31%
Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	+8.78%	+24.91%	+3.27%	+6.37%
Including sales charge	+8.78%	+24.91%	+3.27%	+6.37%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on page 25. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.35% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B shares. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses, (excluding any 12b-1 fees and certain other expenses) from exceeding 1.25% of the Fund’s average daily net assets from July 29, 2011, through July 29, 2012. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Institutional Class
Total annual operating expenses
(without fee waivers)	1.64%	2.29%	2.29%	1.29%
Net expenses
(including fee waivers, if any)	1.60%	2.25%	2.25%	1.25%
Type of waiver	Contractual	Contractual	Contractual	Contractual

Performance of a $10,000 Investment1
Aug. 1, 2003 (Fund’s inception) through March 31, 2012

	Starting value (Aug. 1, 2003)	Ending value (March 31, 2012)
Russell 1000 Growth Index	$10,000	$17,731
Optimum Large Cap Growth Fund — Institutional Class shares	$10,000	$17,083
Optimum Large Cap Growth Fund — Class A shares	$9,425	$15,629

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on Aug. 1, 2003, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 24 through 25.

The chart also assumes $10,000 invested in the Russell 1000 Growth Index as of Aug. 1, 2003. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	OALGX	246118707
Class B	OBLGX	246118806
Class C	OCLGX	246118889
Institutional Class	OILGX	246118871

(continues)       25

Performance summary

Optimum Large Cap Value Fund

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at www.optimummutualfunds.com.

Fund performance[1,2]
Average annual total returns
Through March 31, 2012	1 year	3 years	5 years	Lifetime
Class A (Est. Aug. 1, 2003)
Excluding sales charge	+7.01%	+22.29%	+0.79%	+6.45%
Including sales charge	+0.90%	+19.90%	-0.40%	+5.72%
Class B (Est. Aug. 1, 2003)
Excluding sales charge	+6.28%	+21.47%	+0.13%	+5.76%
Including sales charge	+2.28%	+20.85%	-0.28%	+5.76%
Class C (Est. Aug. 1, 2003)
Excluding sales charge	+6.19%	+21.44%	+0.13%	+5.75%
Including sales charge	+5.19%	+21.44%	+0.13%	+5.75%
Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	+7.32%	+22.71%	+1.14%	+6.82%
Including sales charge	+7.32%	+22.71%	+1.14%	+6.82%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on page 27. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.35% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B shares. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 1.22% of the Fund’s average daily net assets from July 29, 2011, through July 29, 2012. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Institutional Class
Total annual operating expenses
(without fee waivers)	1.61%	2.26%	2.26%	1.26%
Net expenses
(including fee waivers, if any)	1.57%	2.22%	2.22%	1.22%
Type of waiver	Contractual	Contractual	Contractual	Contractual

Performance of a $10,000 Investment1
Aug. 1, 2003 (Fund’s inception) through March 31, 2012

	Starting value (Aug. 1, 2003)	Ending value (March 31, 2012)
Optimum Large Cap Value Fund — Institutional Class shares	$10,000	$17,716
Russell 1000 Value Index	$10,000	$17,021
Optimum Large Cap Value Fund — Class A shares	$9,425	$16,200

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on Aug. 1, 2003, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 26 through 27.

The chart also assumes $10,000 invested in the Russell 1000 Value Index as of Aug. 1, 2003. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	OALVX	246118863
Class B	OBLVX	246118855
Class C	OCLVX	246118848
Institutional Class	OILVX	246118830

(continues)       27

Performance summary

Optimum Small-Mid Cap Growth Fund

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at www.optimummutualfunds.com.

Fund performance1, 2
Average annual total returns
Through March 31, 2012	1 year	3 years	5 years	Lifetime
Class A (Est. Aug. 1, 2003)
Excluding sales charge	+0.33%	+27.30%	+0.77%	+6.74%
Including sales charge	-5.45%	+24.83%	-0.42%	+6.01%
Class B (Est. Aug. 1, 2003)
Excluding sales charge	-0.28%	+26.45%	+0.10%	+6.05%
Including sales charge	-3.98%	+25.88%	-0.30%	+6.05%
Class C (Est. Aug. 1, 2003)
Excluding sales charge	-0.27%	+26.46%	+0.10%	+6.05%
Including sales charge	-1.19%	+26.46%	+0.10%	+6.05%
Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	+0.68%	+27.69%	+1.10%	+7.09%
Including sales charge	+0.68%	+27.69%	+1.10%	+7.09%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on page 29. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.35% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B shares. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses, (excluding any 12b-1 fees and certain other expenses) from exceeding 1.55% of the Fund’s average daily net assets from July 29, 2011, through July 29, 2012. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Institutional Class
Total annual operating expenses
(without fee waivers)	2.07%	2.72%	2.72%	1.72%
Net expenses
(including fee waivers, if any)	1.90%	2.55%	2.55%	1.55%
Type of waiver	Contractual	Contractual	Contractual	Contractual

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Performance of a $10,000 Investment1
Aug. 1, 2003 (Fund’s inception) through March 31, 2012

	Starting value (Aug. 1, 2003)	Ending value (March 31, 2012)
Russell 2500 Growth Index	$10,000	$21,230
Optimum Small-Mid Cap Growth Fund — Institutional Class shares	$10,000	$18,111
Optimum Small-Mid Cap Growth Fund — Class A shares	$9,425	$16,585

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on Aug. 1, 2003, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 28 through 29.

The chart also assumes $10,000 invested in the Russell 2500 Growth Index as of Aug. 1, 2003. The Russell 2500 Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	OASGX	246118822
Class B	OBSGX	246118814
Class C	OCSGX	246118798
Institutional Class	OISGX	246118780

(continues)       29

Performance summary

Optimum Small-Mid Cap Value Fund

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at www.optimummutualfunds.com.

Fund performance1, 2
Average annual total returns
Through March 31, 2012	1 year	3 years	5 years	Lifetime
Class A (Est. Aug. 1, 2003)
Excluding sales charge	+1.01%	+30.81%	+0.56%	+7.89%
Including sales charge	-4.81%	+28.24%	-0.63%	+7.15%
Class B (Est. Aug. 1, 2003)
Excluding sales charge	+0.39%	+29.97%	-0.08%	+7.20%
Including sales charge	-3.57%	+29.42%	-0.48%	+7.20%
Class C (Est. Aug. 1, 2003)
Excluding sales charge	+0.39%	+29.93%	-0.09%	+7.19%
Including sales charge	-0.60%	+29.93%	-0.09%	+7.19%
Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	+1.37%	+31.28%	+0.93%	+8.27%
Including sales charge	+1.37%	+31.28%	+0.93%	+8.27%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on page 31. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.35% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B shares. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 1.43% of the Fund’s average daily net assets from July 29, 2011, through July 29, 2012. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Institutional Class
Total annual operating expenses
(without fee waivers)	2.00%	2.65%	2.65%	1.65%
Net expenses
(including fee waivers, if any)	1.78%	2.43%	2.43%	1.43%
Type of waiver	Contractual	Contractual	Contractual	Contractual

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Performance of a $10,000 Investment1
Aug. 1, 2003 (Fund’s inception) through March 31, 2012

	Starting value (Aug. 1, 2003)	Ending value (March 31, 2012)
Russell 2500 Value Index	$10,000	$20,506
Optimum Small-Mid Cap Value Fund — Institutional Class shares	$10,000	$19,909
Optimum Small-Mid Cap Value Fund — Class A shares	$9,425	$18,201

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on Aug. 1, 2003, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 30 through 31.

The chart also assumes $10,000 invested in the Russell 2500 Value Index as of Aug. 1, 2003. The Russell 2500 Value Index measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	OASVX	246118772
Class B	OBSVX	246118764
Class C	OCSVX	246118756
Institutional Class	OISVX	246118749

Disclosure of Fund expenses

For the six-month period from October 1, 2011 to March 31, 2012

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from October 1, 2011 to March 31, 2012.

Actual Expenses

The first section of the tables shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the tables shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Each Fund’s expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

Optimum Fixed Income Fund
Expense Analysis of an Investment of $1,000
				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/11 to
	10/1/11	3/31/12	Ratio	3/31/12*
Actual Fund Return
Class A	$1,000.00	$1,029.50	1.35%	$6.85
Class B	1,000.00	1,026.70	2.00%	10.13
Class C	1,000.00	1,026.70	2.00%	10.13
Institutional Class	1,000.00	1,032.20	1.00%	5.08
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,018.25	1.35%	$6.81
Class B	1,000.00	1,015.00	2.00%	10.08
Class C	1,000.00	1,015.00	2.00%	10.08
Institutional Class	1,000.00	1,020.00	1.00%	5.05

Optimum International Fund
Expense Analysis of an Investment of $1,000
				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/11 to
	10/1/11	3/31/12	Ratio	3/31/12*
Actual Fund Return
Class A	$1,000.00	$1,131.80	1.75%	$9.33
Class B	1,000.00	1,128.60	2.40%	12.77
Class C	1,000.00	1,128.50	2.40%	12.77
Institutional Class	1,000.00	1,134.10	1.40%	7.47
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,016.25	1.75%	$8.82
Class B	1,000.00	1,013.00	2.40%	12.08
Class C	1,000.00	1,013.00	2.40%	12.08
Institutional Class	1,000.00	1,018.00	1.40%	7.06

*“Expenses Paid During Period” are equal to the relevant Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Optimum Large Cap Growth Fund
Expense Analysis of an Investment of $1,000
				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/11 to
	10/1/11	3/31/12	Ratio	3/31/12*
Actual Fund Return
Class A	$1,000.00	$1,285.00	1.60%	$9.14
Class B	1,000.00	1,280.70	2.25%	12.83
Class C	1,000.00	1,281.00	2.25%	12.83
Institutional Class	1,000.00	1,286.60	1.25%	7.15
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,017.00	1.60%	$8.07
Class B	1,000.00	1,013.75	2.25%	11.33
Class C	1,000.00	1,013.75	2.25%	11.33
Institutional Class	1,000.00	1,018.75	1.25%	6.31

Optimum Large Cap Value Fund
Expense Analysis of an Investment of $1,000
				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/11 to
	10/1/11	3/31/12	Ratio	3/31/12*
Actual Fund Return
Class A	$1,000.00	$1,255.30	1.57%	$8.85
Class B	1,000.00	1,251.40	2.22%	12.50
Class C	1,000.00	1,250.30	2.22%	12.49
Institutional Class	1,000.00	1,258.00	1.22%	6.89
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,017.15	1.57%	$7.92
Class B	1,000.00	1,013.90	2.22%	11.18
Class C	1,000.00	1,013.90	2.22%	11.18
Institutional Class	1,000.00	1,018.90	1.22%	6.16

Optimum Small-Mid Cap Growth Fund
Expense Analysis of an Investment of $1,000
				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/11 to
	10/1/11	3/31/12	Ratio	3/31/12*
Actual Fund Return
Class A	$1,000.00	$1,272.30	1.90%	$10.79
Class B	1,000.00	1,268.00	2.55%	14.46
Class C	1,000.00	1,269.40	2.55%	14.47
Institutional Class	1,000.00	1,274.70	1.55%	8.81
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,015.50	1.90%	$9.57
Class B	1,000.00	1,012.25	2.55%	12.83
Class C	1,000.00	1,012.25	2.55%	12.83
Institutional Class	1,000.00	1,017.25	1.55%	7.82

Optimum Small-Mid Cap Value Fund
Expense Analysis of an Investment of $1,000
				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/11 to
	10/1/11	3/31/12	Ratio	3/31/12*
Actual Fund Return
Class A	$1,000.00	$1,335.10	1.78%	$10.39
Class B	1,000.00	1,331.90	2.43%	14.17
Class C	1,000.00	1,330.80	2.43%	14.16
Institutional Class	1,000.00	1,337.80	1.43%	8.36
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,016.10	1.78%	$8.97
Class B	1,000.00	1,012.85	2.43%	12.23
Class C	1,000.00	1,012.85	2.43%	12.23
Institutional Class	1,000.00	1,017.85	1.43%	7.21

*“Expenses Paid During Period” are equal to the relevant Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Security type/sector allocations

Optimum Fixed Income Fund
As of March 31, 2012

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-adviser’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Security type/sector	of Net Assets
Agency Collateralized Mortgage Obligations	8.73%
Agency Mortgage-Backed Securities	6.60%
Collateralized Debt Obligation	0.09%
Commercial Mortgage-Backed Securities	2.70%
Convertible Bonds	1.00%
Corporate Bonds	38.45%
Banking	7.37%
Basic Industry	3.71%
Brokerage	0.82%
Capital Goods	1.16%
Communications	3.80%
Consumer Cyclical	2.02%
Consumer Non-Cyclical	3.92%
Electric	3.59%
Energy	3.29%
Finance Companies	2.40%
Insurance	0.90%
Natural Gas	2.13%
Real Estate	1.50%
Technology	1.01%
Transportation	0.83%
Municipal Bonds	0.68%
Non-Agency Asset-Backed Securities	0.88%
Non-Agency Collateralized Mortgage Obligations	4.31%
Regional Bonds	1.71%
Securities Sold Short	(0.81%)
Senior Secured Loans	1.84%
Sovereign Bonds	6.97%
Supranational Banks	0.27%
U.S. Treasury Obligations	12.76%
Common Stock	0.00%
Convertible Preferred Stock	0.11%
Preferred Stock	0.19%
Warrant	0.00%
Short-Term Investments	16.42%
Securities Lending Collateral	2.57%
Total Value of Securities	105.47%
Options Written	(0.03%)
Obligation to Return Securities Lending Collateral	(2.67%)
Other Liabilities Net of Receivables and Other Assets	(2.77%)
Total Net Assets	100.00%

Security type/country and sector allocations

Optimum International Fund
As of March 31, 2012

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-adviser’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Security type/country	of Net Assets
Common Stock by Country	97.14%
Argentina	0.45%
Australia	4.91%
Belgium	0.37%
Bermuda	0.26%
Brazil	1.02%
Canada	1.93%
China/Hong Kong	2.48%
France	11.02%
Germany	6.57%
Gibraltar	0.05%
India	0.24%
Indonesia	0.44%
Ireland	1.62%
Israel	1.87%
Italy	2.92%
Japan	17.57%
Luxembourg	0.34%
Malaysia	0.18%
Mexico	0.53%
Netherlands	4.15%
Norway	0.52%
Republic of Korea	0.92%
Singapore	3.46%
South Africa	0.41%
Spain	4.06%
Sweden	0.60%
Switzerland	6.58%
Taiwan	2.04%
United Kingdom	19.53%
United States	0.10%
Preferred Stock	0.74%
Short-Term Investments	1.53%
Securities Lending Collateral	9.44%
Total Value of Securities	108.85%
Obligation to Return Securities Lending Collateral	(9.65%)
Receivables and Other Assets Net of Other Liabilities	0.80%
Total Net Assets	100.00%

Percentage
Common Stock and Preferred Stock by Sector	of Net Assets
Automobiles & Components	3.19%
Banking & Finance	10.30%
Capital Goods	4.49%
Consumer Durables & Apparel	2.30%
Consumer Services	0.96%
Energy	11.54%
Food & Staples Retailing	11.66%
Food, Beverage & Tobacco	3.92%
Insurance	8.39%
Materials	5.15%
Media	1.19%
Pharmaceuticals & Biotechnology	11.84%
Real Estate	0.76%
Semiconductors	2.93%
Technology & Equipment	3.48%
Telecommunication Services	10.28%
Transportation & Shipping	0.53%
Utilities	4.97%
Total	97.88%

(continues)       35

Security type/sector allocations and
top 10 equity holdings

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-adviser’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Optimum Large Cap Growth Fund
As of March 31, 2012

Percentage
Security type/sector	of Net Assets
²Common Stock	96.39%
Consumer Discretionary	22.99%
Consumer Staples	4.72%
Energy	7.86%
Financials	5.91%
Healthcare	7.90%
Industrials	13.29%
Information Technology	28.15%
Materials	4.58%
Telecommunication Services	0.99%
Convertible Preferred Stock	0.05%
Preferred Stock	0.14%
Short-Term Investments	3.35%
Securities Lending Collateral	2.38%
Total Value of Securities	102.31%
Obligation to Return Securities Lending Collateral	(2.50%)
Receivables and Other Assets Net of Other Liabilities	0.19%
Total Net Assets	100.00%

²Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of Net Assets
Apple	7.95%
Google Class A	2.50%
QUALCOMM	2.50%
priceline.com	1.85%
Amazon.com	1.71%
Wells Fargo	1.62%
Starbucks	1.61%
Baidu ADR	1.52%
NIKE Class B	1.51%
TJX	1.48%

Optimum Large Cap Value Fund
As of March 31, 2012

Percentage
Security type/sector	of Net Assets
Common Stock	98.14%
Consumer Discretionary	10.22%
Consumer Staples	13.09%
Energy	13.84%
Financials	19.64%
Healthcare	11.12%
Industrials	12.51%
Information Technology	11.16%
Materials	4.00%
Telecommunication Services	1.83%
Utilities	0.73%
Convertible Preferred Stock	0.07%
Short-Term Investments	1.71%
Securities Lending Collateral	0.87%
Total Value of Securities	100.79%
Obligation to Return Securities Lending Collateral	(1.00%)
Receivables and Other Assets Net of Other Liabilities	0.21%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of Net Assets
Philip Morris International	3.28%
Lockheed Martin	2.80%
Exxon Mobil	2.61%
International Business Machines	2.25%
Chevron	2.06%
Copa Holdings Class A	1.89%
TJX	1.88%
Apple	1.77%
Coach	1.73%
Herbalife	1.67%

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-adviser’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Optimum Small-Mid Cap Growth Fund
As of March 31, 2012

Percentage
Security type/sector	of Net Assets
Common Stock	97.77%
Consumer Discretionary	20.06%
Consumer Staples	0.89%
Energy	7.41%
Financials	9.75%
Healthcare	14.36%
Industrials	18.09%
Information Technology	23.07%
Materials	1.25%
Telecommunication Services	2.89%
Exchange-Traded Fund	1.44%
Short-Term Investments	1.56%
Securities Lending Collateral	11.00%
Total Value of Securities	111.77%
Obligation to Return Securities Lending Collateral	(11.14%)
Other Liabilities Net of Receivables and Other Assets	(0.63%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of Net Assets
iShares Russell 2000 Growth Index Fund	1.44%
Mettler-Toledo International	1.35%
Atwood Oceanics	1.28%
Nordson	1.19%
Cadence Design Systems	1.11%
Concur Technologies	1.08%
AMETEK	1.08%
Gaylord Entertainment	1.06%
Rosetta Resources	1.03%
Donaldson	1.00%

Optimum Small-Mid Cap Value Fund
As of March 31, 2012

Percentage
Security type/sector	of Net Assets
◊Common Stock	91.55%
Consumer Discretionary	11.10%
Consumer Staples	2.87%
Energy	5.32%
Financials	11.50%
Healthcare	2.94%
Industrials	27.96%
Information Technology	16.42%
Materials	11.61%
Utilities	1.83%
Short-Term Investments	9.05%
Securities Lending Collateral	4.41%
Total Value of Securities	105.01%
Obligation to Return Securities Lending Collateral	(4.48%)
Other Liabilities Net of Receivables and Other Assets	(0.53%)
Total Net Assets	100.00%

◊Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of Net Assets
Hubbell Class B	1.48%
Plexus	1.43%
Eastman Chemical	1.32%
Timken	1.30%
Kennametal	1.18%
Harsco	1.11%
VASCO Data Security International	1.09%
Vaalco Energy	1.08%
Fair Isaac	1.08%
Flextronics International	1.07%

Statements of net assets

Optimum Fixed Income Fund
March 31, 2012

	Principal		Value
	Amount°		(U.S. $)
Agency Collateralized Mortgage Obligations – 8.73%
Fannie Mae Grantor Trust
•Series 1999-T2 A1
7.50% 1/19/39	USD	20,663	$23,433
Series 2001-T8 A2
9.50% 7/25/41		10,259	12,350
Series 2002-T4 A3
7.50% 12/25/41		75,182	86,557
Series 2004-T1 1A2
6.50% 1/25/44		21,717	24,398
Fannie Mae REMICs
Series 1996-46 ZA
7.50% 11/25/26		17,427	19,694
Series 1999-19 PH
6.00% 5/25/29		392,178	436,395
Series 2001-14 Z
6.00% 5/25/31		28,714	32,347
Series 2002-90 A1
6.50% 6/25/42		15,526	17,966
Series 2002-90 A2
6.50% 11/25/42		56,533	65,437
Series 2003-26 AT
5.00% 11/25/32		917,693	975,202
Series 2003-122 AJ
4.50% 2/25/28		38,006	38,904
Series 2005-22 HE
5.00% 10/25/33		740,000	789,461
Series 2005-29 QD
5.00% 8/25/33		816,000	870,144
Series 2005-54 AK
4.50% 9/25/32		146,120	149,290
Series 2005-94 YD
4.50% 8/25/33		1,480,000	1,556,357
Series 2005-110 MB
5.50% 9/25/35		369,670	406,742
@^•Series 2007-30 OE
2.58% 4/25/37		8,369,767	7,675,152
Series 2008-24 ZA
5.00% 4/25/38		18,313,430	20,998,518
@•✗Series 2009-2 AS
5.458% 2/25/39		12,920,797	1,420,853
@•✗Series 2009-68 SA
6.51% 9/25/39		1,715,958	255,493
Series 2009-94 AC
5.00% 11/25/39		400,000	448,875
Series 2010-41 PN
4.50% 4/25/40		475,000	512,366
Series 2010-96 DC
4.00% 9/25/25		900,000	967,435
•Series 2010-123 FE
0.722% 11/25/40		9,572,963	9,556,759
Fannie Mae Whole Loan
Series 2004-W4 A5
5.50% 6/25/34		3,000,000	3,358,594
Series 2004-W9 2A1
6.50% 2/25/44		33,770	38,322
Series 2004-W11 1A2
6.50% 5/25/44		102,566	116,275
Series 2004-W15 1A1
6.00% 8/25/44		157,283	175,641
Freddie Mac REMICs
Series 1730 Z
7.00% 5/15/24		104,544	121,678
Series 2165 PE
6.00% 6/15/29		408,801	460,779
Series 2326 ZQ
6.50% 6/15/31		187,525	214,483
Series 2557 WE
5.00% 1/15/18		732,415	792,901
Series 2662 MA
4.50% 10/15/31		4,221	4,225
Series 2755 LE
4.00% 9/15/30		557,000	563,604
Series 2762 LG
5.00% 9/15/32		2,000,000	2,104,592
Series 2802 NE
5.00% 2/15/33		700,000	737,940
Series 2827 TE
5.00% 4/15/33		1,335,000	1,419,961
Series 2840 OE
5.00% 2/15/33		1,800,000	1,897,118
Series 2864 PE
5.00% 6/15/33		1,070,620	1,127,450
Series 2869 BG
5.00% 7/15/33		196,494	207,043
Series 2881 TE
5.00% 7/15/33		1,080,000	1,138,723
Series 2889 OG
5.00% 5/15/33		117,000	123,129
Series 2890 PC
5.00% 7/15/30		126,251	127,584
Series 2890 PD
5.00% 3/15/33		1,265,000	1,337,961
Series 2893 PD
5.00% 2/15/33		65,000	68,903
Series 2915 KD
5.00% 9/15/33		447,000	474,274
Series 2938 ND
5.00% 10/15/33		1,050,000	1,109,665
Series 2939 PD
5.00% 7/15/33		665,000	702,815
Series 2941 XD
5.00% 5/15/33		2,690,000	2,835,274
Series 2987 KG
5.00% 12/15/34		1,430,000	1,526,908
Series 3022 MB
5.00% 12/15/28		20,753	20,773
Series 3131 MC
5.50% 4/15/33		445,000	473,269
Series 3143 BC
5.50% 2/15/36		8,000,000	9,059,784

		Principal		Value
		Amount°		(U.S. $)
Agency Collateralized Mortgage Obligations (continued)
	Freddie Mac REMICs (continued)
	Series 3145 LN
	4.50% 10/15/34	USD	657,401	$692,574
	@•✗Series 3289 SA
	6.51% 3/15/37		4,785,351	751,370
	Series 3337 PB
	5.50% 7/15/30		36,952	36,945
	Series 3476 Z
	5.50% 7/15/38		12,228,766	13,806,541
	Series 3626 MA
	5.00% 2/15/30		2,561,662	2,673,122
	Series 3656 PM
	5.00% 4/15/40		770,000	865,347
w	Freddie Mac Structured Pass
	Through Securities
	Series T-54 2A
	6.50% 2/25/43		26,765	29,997
	Series T-58 2A
	6.50% 9/25/43		14,425	16,591
	GNMA
	@•✗Series 2007-64 AI
	6.31% 10/20/37		16,269,172	2,560,193
	@•✗Series 2008-65 SB
	5.758% 8/20/38		5,682,875	874,208
	@•Series 2009-2 SE
	5.578% 1/20/39		15,013,775	2,234,784
	Series 2010-113 KE
	4.50% 9/20/40		1,170,000	1,286,336
	NCUA Guaranteed Notes
	Series 2010-C1 A2
	2.90% 10/29/20		390,000	409,211
Total Agency Collateralized
	Mortgage Obligations
	(cost $93,653,090)			105,917,015

Agency Mortgage-Backed Securities – 6.60%
	Fannie Mae
	5.50% 1/1/13		14,801	15,035
	5.50% 3/1/37		213,552	229,978
	5.50% 7/1/37		911,492	981,742
	6.50% 8/1/17		36,711	40,459
•	Fannie Mae ARM
	2.277% 10/1/33		32,562	34,278
	5.061% 8/1/35		47,669	50,999
	5.131% 11/1/35		215,855	229,883
	5.724% 7/1/37		272,630	291,998
	5.939% 8/1/37		293,927	318,486
	Fannie Mae Relocation 30 yr
	5.00% 11/1/33		10,211	10,933
	5.00% 1/1/34		33,293	35,646
	5.00% 2/1/34		25,781	27,604
	5.00% 8/1/34		14,727	15,768
	5.00% 11/1/34		72,243	77,351
	5.00% 4/1/35		78,464	84,012
	5.00% 10/1/35		63,215	67,685
	5.00% 1/1/36		174,762	187,120
	Fannie Mae S.F. 15 yr
	4.00% 11/1/25		2,358,794	2,527,919
	4.50% 8/1/18		311,369	334,813
	4.50% 7/1/20		760,648	817,445
	5.00% 5/1/21		88,061	95,600
	Fannie Mae S.F. 15 yr TBA
	3.00% 4/1/27		3,570,000	3,695,508
	3.00% 5/1/27		1,140,000	1,177,050
	3.50% 4/1/27		7,131,000	7,478,637
	Fannie Mae S.F. 20 yr
	5.50% 7/1/24		355,001	390,349
	5.50% 10/1/24		106,022	116,578
	5.50% 12/1/24		352,031	387,084
	5.50% 8/1/28		1,529,817	1,669,235
	Fannie Mae S.F. 30 yr
	4.00% 10/1/40		100,478	105,417
	5.00% 12/1/36		229,622	248,299
	5.00% 12/1/37		155,914	168,547
	5.00% 2/1/38		129,790	140,306
	5.50% 12/1/32		136,312	149,800
	5.50% 7/1/33		525,262	577,234
	5.50% 12/1/33		98,164	108,644
	5.50% 4/1/34		1,273,941	1,399,407
	5.50% 5/1/34		393,866	432,838
	5.50% 6/1/34		510,698	560,352
	5.50% 7/1/34		816,924	896,352
	5.50% 2/1/35		2,496,044	2,753,065
	5.50% 9/1/36		930,083	1,020,513
	6.00% 9/1/36		203,966	226,397
	6.00% 7/1/38		1,140,771	1,258,028
	6.00% 8/1/38		716,068	789,670
	6.00% 12/1/38		91,643	101,063
	6.00% 2/1/41		1,299,055	1,439,483
	6.50% 11/1/33		16,578	18,882
	6.50% 2/1/36		379,720	428,406
	6.50% 3/1/36		589,935	665,466
	6.50% 6/1/36		703,598	793,765
	6.50% 2/1/38		182,895	206,311
	6.50% 11/1/38		86,085	96,703
	7.50% 3/1/32		1,121	1,342
	7.50% 4/1/32		4,674	5,607
	7.50% 6/1/32		2,049	2,458
	Fannie Mae S.F. 30 yr TBA
	3.50% 4/1/42		7,450,000	7,650,220
	3.50% 5/1/42		5,340,000	5,467,661
	4.00% 4/1/42		500,000	524,219
	4.00% 5/1/42		4,940,000	5,168,475
	5.50% 5/1/42		2,430,000	2,643,384
	6.00% 4/1/42		2,245,000	2,473,359
	6.00% 5/1/42		3,718,000	4,090,381
	6.00% 6/1/42		3,000,000	3,296,250

(continues)       39

Statements of net assets

Optimum Fixed Income Fund

		Principal		Value
		Amount°		(U.S. $)
Agency Mortgage-Backed Securities (continued)
•	Freddie Mac ARM
	2.342% 12/1/33	USD	92,918	$97,889
	2.495% 7/1/36		126,990	135,605
	2.56% 4/1/34		5,903	6,297
	5.481% 2/1/38		719,896	779,252
	5.675% 5/1/37		478,870	502,524
	Freddie Mac Relocation 30 yr
	5.00% 9/1/33		1,340	1,433
	Freddie Mac S.F. 15 yr
	4.50% 5/1/20		405,486	435,003
	5.00% 6/1/18		140,330	150,457
	Freddie Mac S.F. 20 yr
	5.50% 10/1/23		271,796	298,464
	5.50% 8/1/24		61,826	67,970
	Freddie Mac S.F. 30 yr
	5.00% 7/1/38		267,160	287,961
	5.50% 3/1/42		5,705,000	6,216,666
	6.00% 8/1/38		981,057	1,090,240
	6.00% 10/1/38		1,375,013	1,528,039
	6.50% 11/1/33		49,842	56,779
	6.50% 1/1/35		242,543	276,228
	6.50% 8/1/38		142,049	159,113
	7.00% 1/1/38		170,082	194,478
	GNMA I S.F. 30 yr
	7.00% 12/15/34		421,930	487,692
	GNMA II
	6.00% 4/20/34		22,645	25,635
Total Agency Mortgage-
	Backed Securities
	(cost $78,042,913)			80,095,224

Collateralized Debt Obligation – 0.09%
@•#	Landmark CDO
	Series 2005-1A A1L 144A
	0.788% 6/1/17		1,126,181	1,093,882
Total Collateralized
	Debt Obligation
	(cost $1,087,058)			1,093,882

Commercial Mortgage-Backed Securities – 2.70%
#	American Tower Trust
	Series 2007-1A AFX 144A
	5.42% 4/15/37		420,000	447,130
	BAML Commercial Mortgage
	•Series 2005-1 A5
	5.337% 11/10/42		1,620,000	1,781,645
	•Series 2005-6 A4
	5.366% 9/10/47		1,615,000	1,803,427
	Series 2006-4 A4
	5.634% 7/10/46		1,070,000	1,207,476
•#	Bank of America Large Loan
	Series 2009-UB2 A4AA
	144A 5.673% 2/24/51		2,200,000	2,436,937
•	Bear Stearns Commercial Mortgage Securities
	Series 2005-PW10 A4
	5.405% 12/11/40		540,000	603,181
	Series 2005-T20 A4A
	5.145% 10/12/42		990,000	1,101,570
	Series 2006-PW12 A4
	5.719% 9/11/38		895,000	1,015,945
#	CFCRE Commercial Mortgage
	Trust Series 2011-C1 A2
	144A 3.759% 4/15/44		120,000	126,219
•	Citigroup/Deutsche Bank
	Commercial Mortgage
	Trust Series 2005-CD1
	A4 5.225% 7/15/44		400,000	429,538
w	Commercial Mortgage Pass
	Through Certificates
	•Series 2005-C6 A5A
	5.116% 6/10/44		550,000	606,095
	Series 2006-C7 A2
	5.69% 6/10/46		20,483	20,478
	#Series 2010-C1 A1 144A
	3.156% 12/18/49		505,078	525,738
•	Credit Suisse Mortgage
	Capital Certificates
	Series 2006-C1 AAB
	5.419% 2/15/39		106,809	112,784
	#Series 2010-UD1 A 144A
	5.786% 6/18/17		2,200,000	2,435,961
#	DB-UBS Mortgage Trust 144A
	•Series 2011-LC1A A3
	5.002% 11/10/46		1,070,000	1,204,049
	Series 2011-LC1A C
	5.557% 1/1/21		120,000	124,912
	Goldman Sachs Mortgage
	Securities II
	•*Series 2004-GG2 A6
	5.396% 8/10/38		570,000	614,964
	Series 2005-GG4 A4
	4.761% 7/10/39		822,500	876,992
	Series 2005-GG4 A4A
	4.751% 7/10/39		1,215,000	1,317,619
	•Series 2006-GG6 A4
	5.553% 4/10/38		595,000	659,318
	#Series 2007-GG10 J 144A
	5.993% 8/10/45		1,956,000	978
	#Series 2010-C1 A2 144A
	4.592% 9/1/40		915,000	1,007,475
	•#Series 2010-C1 C 144A
	5.635% 8/10/43		375,000	396,356
	•#Series 2011-GC3 B 144A
	5.361% 3/10/44		500,000	537,020
•	Greenwich Capital
	Commercial Funding
	Series 2005-GG5 A5
	5.224% 4/10/37		1,155,000	1,258,579

		Principal		Value
		Amount°		(U.S. $)
Commercial Mortgage-Backed Securities (continued)
•	Greenwich Capital Commercial Funding (continued)
	Series 2006-GG7 A4
	5.883% 7/10/38	USD	1,140,000	$1,291,359
	JPMorgan Chase Commercial
	Mortgage Securities
	•Series 2005-LDP3 A4A
	4.936% 8/15/42		450,000	494,091
	•Series 2005-LDP5 A4
	5.205% 12/15/44		2,063,000	2,301,087
	Series 2007-LDPX A3
	5.42% 1/15/49		1,140,000	1,263,337
	LB-UBS Commercial Mortgage
	Trust Series 2004-C1 A4
	4.568% 1/15/31		360,000	378,581
	Morgan Stanley Capital I
	Series 2005-HQ6 A4A
	4.989% 8/13/42		240,000	263,526
	•Series 2007-T27 A4
	5.64% 6/11/42		1,740,000	2,000,330
•#	Morgan Stanley Dean Witter
	Capital I Series 2001-
	TOP1 E 144A
	7.390% 2/15/33		100,000	98,240
#	OBP Depositor Trust Series
	2010-OBP A 144A
	4.646% 7/15/45		585,000	654,047
#	Timberstar Trust Series
	2006-1A A 144A
	5.668% 10/15/36		515,000	576,993
#	WF-RBS Commercial
	Mortgage Trust Series
	2011-C3 A4 144A
	4.375% 3/15/44		730,000	782,386
Total Commercial Mortgage-
	Backed Securities
	(cost $31,854,480)			32,756,363

Convertible Bonds – 1.00%
	AAR 1.75%
	exercise price $29.04,
	expiration date 1/1/26		275,000	272,938
	Advanced Micro
	Devices 6.00%
	exercise price $28.08,
	expiration date 4/30/15		348,000	363,660
#	Alaska Communications
	Systems Group
	144A 6.25%
	exercise price $10.28,
	expiration date 4/27/18		288,000	223,200
*	Alcatel-Lucent USA 2.875%
	exercise price $15.35,
	expiration date 6/15/25		415,000	409,813
	Alere 3.00%
	exercise price $43.98,
	expiration date 5/15/16		233,000	235,039
#	Ares Capital 144A 5.75%
	exercise price $19.13,
	expiration date 2/1/16		205,000	214,994
ϕ	ArvinMeritor 4.00%
	exercise price $26.73,
	expiration date 2/15/27		412,000	345,565
#	BGC Partners 144A 4.50%
	exercise price $9.84,
	expiration date 7/13/16		147,000	148,286
	Chesapeake Energy 2.25%
	exercise price $85.81,
	expiration date 12/15/38		264,000	214,830
*#	Clearwire Communications
	144A 8.25%
	exercise price $7.08,
	expiration date 11/30/40		258,000	202,208
#	Corporate Office Properties
	144A 4.25%
	exercise price $48.00,
	expiration date 4/12/30		146,000	142,898
	Dendreon 2.875%
	exercise price $51.24,
	expiration date 1/13/16		129,000	103,845
	Equinix 4.75%
	exercise price $84.32,
	expiration date 6/15/16		146,000	292,730
	Euronet Worldwide 3.50%
	exercise price $40.48,
	expiration date 10/15/25		219,000	220,916
*#	Gaylord Entertainment
	144A 3.75%
	exercise price $27.25,
	expiration date 9/29/14		269,000	346,338
ϕ	General Cable 4.50%
	exercise price $36.75,
	expiration date 11/15/29		179,000	189,516
	Health Care REIT 3.00%
	exercise price $51.08,
	expiration date 11/30/29		343,000	393,593
	Helix Energy Solutions
	Group 3.25%
	exercise price $25.01,
	expiration date 3/12/32		298,000	315,880
ϕ	Hologic 2.00%
	exercise price $31.17,
	expiration date 2/27/42		60,000	59,925
#	Illumina 144A 3.00%
	exercise price $83.55,
	expiration date 3/11/16		110,000	106,013
	Intel 2.95%
	exercise price $29.96,
	expiration date 12/15/35		300,000	346,500

(continues)       41

Statements of net assets

Optimum Fixed Income Fund

		Principal		Value
		Amount°		(U.S. $)
Convertible Bonds (continued)
	James River Coal 4.50%
	exercise price $25.78,
	expiration date 12/1/15	USD	145,000	$81,925
	Jefferies Group 3.875%
	exercise price $37.94,
	expiration date 11/1/29		367,000	350,485
	L-3 Communications
	Holdings 3.00%
	exercise price $96.48,
	expiration date 8/1/35		431,000	421,840
*	Leap Wireless
	International 4.50%
	exercise price $93.21,
	expiration date 7/15/14		404,000	387,335
#	Lexington Realty Trust
	144A 6.00%
	exercise price $7.01,
	expiration date 1/11/30		198,000	273,488
	Linear Technology 3.00%
	exercise price $43.39,
	expiration date 5/1/27		508,000	542,924
	Live Nation
	Entertainment 2.875%
	exercise price $27.14,
	expiration date 7/14/27		496,000	476,779
	MGM Resorts
	international 4.25%
	exercise price $18.58,
	expiration date 4/10/15		196,000	208,005
	Mylan 3.75%
	exercise price $13.32,
	expiration date 9/10/15		276,000	518,189
	National Retail
	Properties 5.125%
	exercise price $25.37,
	expiration date 6/15/28		415,000	474,137
#	Nuance Communications
	144A 2.75%
	exercise price $32.30,
	expiration date 11/1/31		83,000	94,205
	NuVasive
	2.25%
	exercise price $42.13,
	expiration date 6/30/17		236,000	202,370
	2.75%
	exercise price $44.74,
	expiration date 3/15/13		126,000	125,055
#	Owens-Brockway Glass
	Container 144A 3.00%
	exercise price $47.47,
	expiration date 5/28/15		550,000	541,062
	Pantry 3.00%
	exercise price $50.09,
	expiration date 11/15/12		403,000	405,519
*	Peabody Energy 4.75%
	exercise price $58.19,
	expiration date 12/15/41		52,000	49,660
	PHH 4.00%
	exercise price $25.80,
	expiration date 9/1/14		431,000	415,915
	Rovi 2.625%
	exercise price $47.36,
	expiration date 2/10/40		257,000	270,814
	SanDisk 1.50%
	exercise price $52.37,
	expiration date 8/11/17		245,000	291,244
	SBA Communications 4.00%
	exercise price $30.38,
	expiration date 10/1/14		132,000	232,650
	Transocean 1.50%
	exercise price $158.97,
	expiration date 12/15/37		205,000	203,975
	VeriSign 3.25%
	exercise price $34.37,
	expiration date 8/15/37		313,000	401,423
Total Convertible Bonds
	(cost $11,428,867)			12,117,686

Corporate Bonds – 38.45%
Banking – 7.37%
	Abbey National Treasury
	Services 4.00% 4/27/16		670,000	665,347
	AgriBank 9.125% 7/15/19		845,000	1,073,608
•#	Banco Bradesco 144A
	2.598% 5/16/14		1,300,000	1,320,705
#	Banco do Brasil 144A
	6.00% 1/22/20		3,000,000	3,382,499
#	Banco Mercantil del
	Norte 144A
	4.375% 7/19/15		400,000	418,000
	@•6.862% 10/13/21		520,000	542,100
#	Banco Santander Chile 144A
	3.75% 9/22/15		2,200,000	2,255,607
#	Banco Votorantim 144A
	•3.473% 3/28/14		2,000,000	2,032,040
	@5.25% 2/11/16		2,300,000	2,395,450
	Bank of America
	3.75% 7/12/16		1,045,000	1,051,237
	3.875% 3/22/17		675,000	679,484
	5.65% 5/1/18		1,000,000	1,068,877
	5.70% 1/24/22		520,000	551,501
	6.00% 9/1/17		1,200,000	1,308,509
	BB&T
	3.95% 3/22/22		755,000	758,508
	5.25% 11/1/19		1,146,000	1,259,757
	BB&T Capital Trust II
	6.75% 6/7/36		1,310,000	1,338,297
	Capital One Capital V
	10.25% 8/15/39		500,000	516,250

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Banking (continued)
	Citigroup
	•0.811% 11/5/14	USD	700,000	$671,378
	•2.027% 1/13/14		500,000	497,289
	•2.51% 8/13/13		1,000,000	1,003,377
	4.587% 12/15/15		200,000	210,799
	5.50% 4/11/13		1,700,000	1,764,614
	6.125% 5/15/18		1,900,000	2,132,619
	8.50% 5/22/19		1,800,000	2,222,264
*	City National
	5.25% 9/15/20		755,000	760,456
@#	CoBank 144A
	7.875% 4/16/18		570,000	682,391
#	DNB Bank 144A
	3.20% 4/3/17		3,300,000	3,316,806
	Eksportfinans
	1.60% 3/20/14	JPY	2,000,000	22,488
	1.875% 4/2/13	USD	100,000	97,523
	2.00% 9/15/15		200,000	177,592
	5.50% 5/25/16		100,000	97,979
	*5.50% 6/26/17		200,000	194,848
	Export-Import Bank of Korea
	5.00% 4/11/22		705,000	747,299
	5.125% 3/16/15		200,000	215,128
	5.125% 6/29/20		1,500,000	1,615,254
	*5.50% 10/17/12		300,000	306,923
	Fifth Third Bancorp
	3.50% 3/15/22		460,000	450,400
•	Fifth Third Capital Trust IV
	6.50% 4/15/37		1,275,000	1,275,000
	Goldman Sachs Group
	•0.924% 3/22/16		300,000	274,100
	•*0.961% 7/22/15		200,000	187,156
	•1.08% 1/12/15		700,000	665,679
	•1.408% 2/4/13	EUR	800,000	1,061,245
	3.70% 8/1/15	USD	900,000	916,593
	5.15% 1/15/14		2,000,000	2,103,370
	6.25% 9/1/17		1,100,000	1,207,091
•#	HBOS Capital Funding 144A
	6.071% 6/29/49		300,000	215,250
#	HSBC Bank 144A
	1.625% 8/12/13		2,300,000	2,295,750
	4.75% 1/19/21		890,000	942,671
	HSBC Holdings
	4.00% 3/30/22		1,575,000	1,564,358
	ICICI Bank
	*5.50% 3/25/15		2,100,000	2,183,255
	#144A 5.50% 3/25/15		2,000,000	2,079,290
	JPMorgan Chase
	3.15% 7/5/16		100,000	103,189
	4.40% 7/22/20		400,000	415,686
	4.50% 1/24/22		750,000	781,801
	6.30% 4/23/19		300,000	347,157
	JPMorgan Chase
	Capital XXV
	6.80% 10/1/37		1,373,000	1,387,554
	KeyBank 6.95% 2/1/28		1,220,000	1,354,740
	KeyCorp 5.10% 3/24/21		620,000	684,606
	KFW 6.25% 5/19/21	AUD	2,300,000	2,569,439
	Korea Development Bank
	8.00% 1/23/14	USD	1,200,000	1,325,770
	Lloyds TSB Bank
	•2.911% 1/24/14		2,300,000	2,292,058
	4.20% 3/28/17		900,000	907,771
	Morgan Stanley
	7.30% 5/13/19		2,700,000	2,909,681
•	National City Bank
	0.845% 6/7/17		325,000	296,694
•#	Nordea Bank 144A
	1.467% 1/14/14		3,000,000	2,993,555
	PNC Bank 6.875% 4/1/18		1,415,000	1,682,303
	PNC Funding
	3.30% 3/8/22		430,000	426,288
	5.625% 2/1/17		195,000	217,853
•#	PNC Preferred Funding
	Trust II 144A
	1.696% 3/31/49		1,600,000	1,229,232
	Rabobank Utrecht
	3.875% 2/8/22		895,000	867,278
	SunTrust Bank
	•0.782% 8/24/15		505,000	461,291
	3.50% 1/20/17		340,000	347,181
	*SVB Financial Group
	5.375% 9/15/20		190,000	205,832
	UBS
	2.25% 1/28/14		1,900,000	1,908,645
	5.875% 12/20/17		2,000,000	2,220,122
	US Bank 4.95% 10/30/14		1,000,000	1,095,952
•	USB Capital IX
	3.50% 10/29/49		1,955,000	1,509,514
•	Wachovia 0.937% 10/15/16		255,000	237,277
	Wachovia Bank
	5.60% 3/15/16		595,000	662,797
	Wells Fargo
	3.50% 3/8/22		640,000	631,370
	4.75% 2/9/15		250,000	268,347
	Zions Bancorporation
	7.75% 9/23/14		280,000	306,774
				89,423,768
Basic Industry – 3.71%
*	AK Steel 7.625% 5/15/20		270,000	261,900
	Alcoa
	5.40% 4/15/21		785,000	812,599
	6.75% 7/15/18		1,600,000	1,826,184
#	Algoma Acquisition 144A
	9.875% 6/15/15		249,000	227,835
(continues)       43

Statements of net assets

Optimum Fixed Income Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Basic Industry (continued)
#	Anglo American Capital
	144A 2.625% 4/3/17	USD	1,425,000	$1,428,186
	ArcelorMittal
	6.25% 2/25/22		665,000	673,612
	9.85% 6/1/19		1,060,000	1,277,174
#	Barrick Gold 144A
	3.85% 4/1/22		2,055,000	2,067,402
	5.25% 4/1/42		170,000	171,569
	Barrick North America Finance
	4.40% 5/30/21		1,125,000	1,188,056
•#	Cemex 144A 5.47% 9/30/15		1,031,000	935,633
#	Cemex Espana
	Luxembourg 144A
	9.25% 5/12/20		100,000	92,750
	Century Aluminum
	8.00% 5/15/14		279,000	286,673
	CF Industries
	7.125% 5/1/20		260,000	310,375
#	CODELCO 144A
	3.75% 11/4/20		332,000	341,792
	Compass Minerals
	International
	8.00% 6/1/19		268,000	292,120
	CSN Resources
	6.50% 7/21/20		600,000	675,000
	#144A 6.50% 7/21/20		3,400,000	3,825,000
	Domtar 4.40% 4/1/22		545,000	539,635
	Dow Chemical
	8.55% 5/15/19		2,322,000	3,015,002
#	FMG Resources August
	2006 144A
	*6.875% 4/1/22		65,000	63,538
	7.00% 11/1/15		275,000	281,875
	Georgia-Pacific
	#144A 5.40% 11/1/20		230,000	257,191
	8.00% 1/15/24		1,757,000	2,241,198
	#144A 8.25% 5/1/16		108,000	119,149
#	Gerdau Trade 144A
	5.75% 1/30/21		4,300,000	4,576,489
	Headwaters
	7.625% 4/1/19		375,000	366,563
	Hexion US Finance
	8.875% 2/1/18		260,000	270,400
	International Paper
	4.75% 2/15/22		1,670,000	1,763,271
	9.375% 5/15/19		165,000	218,307
	JSG Funding
	7.75% 4/1/15		217,000	219,170
#	Kinross Gold 144A
	5.125% 9/1/21		755,000	768,047
#	LyondellBasell Industries
	144A 5.75% 4/15/24		425,000	425,000
#	MacDermid 144A
	9.50% 4/15/17		251,000	261,668
	Momentive Performance
	Materials
	11.50% 12/1/16		165,000	137,775
#	Murray Energy 144A
	10.25% 10/15/15		237,000	231,668
	Nortek 8.50% 4/15/21		325,000	323,375
	Novelis 8.75% 12/15/20		375,000	412,500
	Ply Gem Industries
	13.125% 7/15/14		157,000	159,355
=@	Port Townsend
	12.431% 8/27/12		92,303	41,998
	Rio Tinto Finance USA
	3.50% 3/22/22		1,625,000	1,631,380
	Ryerson
	•7.922% 11/1/14		127,000	120,015
	12.00% 11/1/15		237,000	244,110
	Steel Dynamics
	7.375% 11/1/12		1,400,000	1,442,000
	7.75% 4/15/16		404,000	421,170
	Syngenta Finance
	3.125% 3/28/22		720,000	726,286
	Teck Resources
	3.00% 3/1/19		380,000	375,594
	5.20% 3/1/42		950,000	904,607
	Vale Overseas
	4.375% 1/11/22		2,601,000	2,625,569
	6.875% 11/10/39		2,700,000	3,167,424
				45,045,189
Brokerage – 0.82%
	Bear Stearns
	•4.923% 12/7/12	AUD	2,130,000	2,194,754
	7.25% 2/1/18	USD	2,000,000	2,414,589
	E Trade Financial
	12.50% 11/30/17		370,000	432,438
	Jefferies Group
	6.25% 1/15/36		335,000	305,688
	6.45% 6/8/27		296,000	294,520
	Lazard Group
	6.85% 6/15/17		1,087,000	1,196,345
	Merrill Lynch
	5.45% 2/5/13		500,000	514,239
	6.875% 4/25/18		2,325,000	2,587,933
				9,940,506
Capital Goods – 1.16%
	Anixter 10.00% 3/15/14		101,000	110,595
	Berry Plastics 9.75% 1/15/21		265,000	290,838
	Case New Holland
	7.75% 9/1/13		163,000	174,410
	Casella Waste Systems
	11.00% 7/15/14		6,000	6,450

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Capital Goods (continued)
	Koninklijke Philips
	Electronics
	3.75% 3/15/22	USD	730,000	$735,842
	5.00% 3/15/42		1,280,000	1,282,314
	Kratos Defense &
	Security Solutions
	10.00% 6/1/17		145,000	157,688
#	Meccanica Holdings USA
	144A 6.25% 7/15/19		245,000	219,242
#	Plastipak Holdings 144A
	10.625% 8/15/19		201,000	230,145
	Pregis 12.375% 10/15/13		277,000	278,724
*	RBS Global 11.75% 8/1/16		212,000	224,985
	Stanley Black & Decker
	3.40% 12/1/21		615,000	624,269
	TriMas 9.75% 12/15/17		173,000	192,030
	Tyco Electronics Group
	3.50% 2/3/22		735,000	718,029
	6.00% 10/1/12		4,500,000	4,618,943
	Tyco International Finance
	3.75% 1/15/18		2,200,000	2,363,415
#	URS 144A 5.00% 4/1/22		610,000	604,153
#	Votorantim Cimentos 144A
	7.25% 4/5/41		1,180,000	1,209,500
				14,041,572
Communications – 3.80%
	Affinion Group
	7.875% 12/15/18		315,000	288,225
	America Movil
	5.00% 3/30/20		720,000	804,237
	American Tower
	4.70% 3/15/22		300,000	303,008
#	Brasil Telecom 144A
	5.75% 2/10/22		838,000	864,188
	9.75% 9/15/16	BRL	2,398,000	1,366,045
	CBS 3.375% 3/1/22	USD	1,810,000	1,750,864
	CCO Holdings
	7.375% 6/1/20		105,000	114,450
	CenturyLink 5.80% 3/15/22		750,000	733,746
	Citizens Communications
	6.25% 1/15/13		78,000	80,340
	Clear Channel Communications
	9.00% 3/1/21		150,000	135,750
#	Clear Channel Worldwide
	Holdings 144A
	7.625% 3/15/20		220,000	216,325
#	Clearwire Communications
	144A
	12.00% 12/1/15		188,000	186,120
	*12.00% 12/1/15		361,000	357,390
#	Columbus International 144A
	11.50% 11/20/14		460,000	514,970
	Comcast 5.70% 5/15/18		1,000,000	1,181,784
	Cricket Communications
	7.75% 10/15/20		485,000	478,331
	Crown Castle International
	9.00% 1/15/15		80,000	88,400
#	Crown Castle Towers 144A
	4.883% 8/15/20		1,920,000	1,978,922
	Deutsche Telekom
	International Finance
	#144A 2.25% 3/6/17		1,785,000	1,768,771
	4.25% 7/13/22	EUR	850,000	1,251,172
#	Digicel 144A
	8.25% 9/1/17	USD	100,000	106,750
#	Digicel Group 144A
	8.875% 1/15/15		170,000	173,825
#	DIRECTV Holdings 144A
	3.80% 3/15/22		1,655,000	1,635,632
	5.15% 3/15/42		405,000	396,027
	DISH DBS
	6.75% 6/1/21		153,000	165,623
	7.875% 9/1/19		268,000	309,540
	Entravision Communications
	8.75% 8/1/17		120,000	127,650
	Historic TW
	6.875% 6/15/18		1,660,000	2,037,332
	Intelsat Bermuda
	11.25% 2/4/17		420,000	437,850
	11.50% 2/4/17		410	427
	#PIK 144A
	11.50% 2/4/17		105,000	108,413
	Intelsat Jackson Holdings
	7.25% 10/15/20		195,000	205,481
	Interpublic Group
	4.00% 3/15/22		1,065,000	1,044,975
	Level 3 Financing
	10.00% 2/1/18		213,000	234,300
	MetroPCS Wireless
	6.625% 11/15/20		150,000	149,438
#	Nara Cable Funding 144A
	8.875% 12/1/18		420,000	401,100
	Nielsen Finance
	11.50% 5/1/16		130,000	150,475
	11.625% 2/1/14		82,000	95,120
	NII Capital 10.00% 8/15/16		316,000	359,450
	PAETEC Holding
	8.875% 6/30/17		157,000	171,130
	Qwest
	6.75% 12/1/21		565,000	632,094
	8.375% 5/1/16		1,920,000	2,303,849
#	Sinclair Television Group
	144A 9.25% 11/1/17		216,000	241,380
#	Sirius XM Radio 144A
	8.75% 4/1/15		250,000	285,000

(continues)       45

Statements of net assets

Optimum Fixed Income Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Communications (continued)
	Sprint Capital
	8.75% 3/15/32	USD	162,000	$139,725
	Sprint Nextel
	6.00% 12/1/16		145,000	130,138
	8.375% 8/15/17		155,000	150,350
	#144A 9.125% 3/1/17		250,000	249,375
	Telecom Italia Capital
	5.25% 10/1/15		885,000	915,975
	Telefonica Emisiones
	5.462% 2/16/21		340,000	331,108
	6.421% 6/20/16		815,000	869,651
	Telesat Canada
	11.00% 11/1/15		547,000	586,658
	12.50% 11/1/17		85,000	95,413
	Time Warner Cable
	5.50% 9/1/41		750,000	788,567
	6.75% 7/1/18		1,500,000	1,832,544
	8.25% 4/1/19		1,080,000	1,383,132
#	Univision Communications
	144A 6.875% 5/15/19		265,000	269,969
#	UPC Holding 144A
	9.875% 4/15/18		170,000	188,700
#	UPCB Finance III 144A
	6.625% 7/1/20		520,000	533,000
	Verizon Communications
	8.75% 11/1/18		3,600,000	4,891,765
	Videotron 6.375% 12/15/15		90,000	92,363
#	VimpelCom Holdings 144A
	•4.471% 6/29/14		840,000	817,942
	7.504% 3/1/22		410,000	399,750
	Virgin Media Finance
	8.375% 10/15/19		200,000	225,000
	Virgin Media
	Secured Finance
	6.50% 1/15/18		2,470,000	2,695,387
#	Vivendi 144A
	6.625% 4/4/18		1,275,000	1,434,110
	West 7.875% 1/15/19		100,000	107,000
#	Wind Acquisition Finance
	144A 11.75% 7/15/17		410,000	405,900
	Windstream
	7.875% 11/1/17		3,000	3,323
	8.125% 8/1/13		103,000	110,210
#	XM Escrow Satellite Radio
	144A 13.00% 8/1/13		220,000	249,975
				46,132,929
Consumer Cyclical – 2.02%
	Albertson’s 7.25% 5/1/13		66,000	69,300
#	Allison Transmission 144A
	11.00% 11/1/15		112,000	118,440
	American Axle &
	Manufacturing
	7.875% 3/1/17		344,000	356,040
	Ameristar Casinos
	7.50% 4/15/21		285,000	300,319
	ArvinMeritor
	8.125% 9/15/15		443,000	469,580
	Beazer Homes USA
	9.125% 5/15/19		160,000	138,400
	Chrysler Group
	8.25% 6/15/21		305,000	309,575
	CKE Restaurants
	11.375% 7/15/18		260,000	298,350
	Dave & Buster’s
	11.00% 6/1/18		75,000	80,625
	#Delphi 144A
	6.125% 5/15/21		545,000	583,150
#	Equinox Holdings 144A
	9.50% 2/1/16		40,000	42,975
*	Ford Motor 7.45% 7/16/31		655,000	804,013
	Ford Motor Credit
	5.00% 5/15/18		925,000	960,479
	8.00% 6/1/14		300,000	330,422
	8.70% 10/1/14		3,800,000	4,307,379
	12.00% 5/15/15		480,000	596,400
#	FUEL Trust 144A
	3.984% 6/15/16		485,000	492,527
*	Hanesbrands
	6.375% 12/15/20		255,000	263,288
	Host Hotels & Resorts
	#144A 5.25% 3/15/22		280,000	280,000
	5.875% 6/15/19		295,000	312,331
	#144A 6.00% 10/1/21		432,000	462,240
	6.00% 11/1/20		375,000	399,375
*#	Hyundai Capital Services
	144A 3.50% 9/13/17		460,000	461,647
	Ingles Markets
	8.875% 5/15/17		196,000	213,150
*	Levi Strauss
	7.625% 5/15/20		100,000	106,250
	M/I Homes
	8.625% 11/15/18		225,000	226,125
	Macy’s Retail Holdings
	3.875% 1/15/22		150,000	150,735
	5.90% 12/1/16		763,000	876,486
	Marina District Finance
	9.875% 8/15/18		110,000	99,275
	MGM Resorts International
	7.75% 3/15/22		65,000	66,300
	11.375% 3/1/18		579,000	691,181
	Mobile Mini 6.875% 5/1/15		161,000	163,415
	Mohawk Industries
	6.375% 1/15/16		146,000	162,060
	Norcraft 10.50% 12/15/15		169,000	149,143
	OSI Restaurant Partners
	10.00% 6/15/15		199,000	206,960

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
*	Pinnacle Entertainment
	8.75% 5/15/20	USD	325,000	$356,688
*	Quiksilver 6.875% 4/15/15		225,000	227,250
#	Rite Aid 144A
	9.25% 3/15/20		75,000	75,938
	Royal Caribbean Cruises
	7.00% 6/15/13		250,000	262,500
	Ryland Group
	8.40% 5/15/17		172,000	190,920
#	Sealy Mattress 144A
	10.875% 4/15/16		57,000	61,988
	Standard Pacific
	10.75% 9/15/16		248,000	286,440
	Target 2.90% 1/15/22		810,000	802,273
	Tomkins 9.00% 10/1/18		275,000	305,938
#	Volkswagen International
	Finance 144A
	1.625% 8/12/13		2,800,000	2,824,513
	Western Union
	3.65% 8/22/18		555,000	594,225
	Wyndham Worldwide
	4.25% 3/1/22		1,725,000	1,694,441
	5.625% 3/1/21		450,000	485,325
	5.75% 2/1/18		620,000	691,277
	Wynn Las Vegas
	7.75% 8/15/20		60,000	66,225
				24,473,876
Consumer Non-Cyclical – 3.92%
	Accellent 8.375% 2/1/17		150,000	151,500
	Altria Group
	9.70% 11/10/18		1,000,000	1,360,589
#	AMGH Merger Sub 144A
	9.25% 11/1/18		225,000	235,125
	Anheuser-Busch InBev
	Worldwide
	•1.107% 1/27/14		3,800,000	3,821,427
	5.375% 1/15/20		1,000,000	1,177,104
#	Aristotle Holding 144A
	2.65% 2/15/17		565,000	572,035
	3.50% 11/15/16		295,000	308,470
	3.90% 2/15/22		310,000	313,970
	4.75% 11/15/21		335,000	359,218
#	Ashtead Capital 144A
	9.00% 8/15/16		200,000	209,750
	Bio-Rad Laboratories
	4.875% 12/15/20		155,000	159,372
	8.00% 9/15/16		146,000	162,790
	Boston Scientific
	6.00% 1/15/20		835,000	959,924
	CareFusion 6.375% 8/1/19		2,085,000	2,426,356
	Celgene
	2.45% 10/15/15		330,000	337,521
	3.95% 10/15/20		1,045,000	1,066,024
	Coca-Cola Enterprises
	1.125% 11/12/13		2,000,000	2,008,652
	Community Health Systems
	*#144A 8.00% 11/15/19		110,000	114,400
	8.875% 7/15/15		54,000	56,025
	Corrections Corp. of
	America 7.75% 6/1/17		344,000	376,680
	Coventry Health Care
	5.45% 6/15/21		1,400,000	1,535,303
	Del Monte
	7.625% 2/15/19		445,000	445,000
#	Dole Food 144A
	8.00% 10/1/16		123,000	129,765
	General Mills
	3.15% 12/15/21		390,000	391,167
*	Geo Group
	6.625% 2/15/21		145,000	152,431
	HCA 7.50% 2/15/22		315,000	336,263
	HCA Holdings
	7.75% 5/15/21		355,000	368,756
#	Heineken 144A
	3.40% 4/1/22		1,140,000	1,133,979
#	Highmark 144A
	4.75% 5/15/21		405,000	406,378
	6.125% 5/15/41		150,000	156,413
	Iron Mountain
	7.75% 10/1/19		75,000	82,313
	Jarden
	6.125% 11/15/22		215,000	226,288
	7.50% 1/15/20		30,000	32,700
#	Kinetic Concepts 144A
	12.50% 11/1/19		260,000	247,000
•	Kraft Foods
	1.457% 7/10/13		1,195,000	1,203,071
	LVB Acquisition
	11.625% 10/15/17		204,000	221,595
	PIK 10.375% 10/15/17		158,000	171,035
	Medtronic 3.125% 3/15/22		705,000	709,834
#	Multiplan 144A
	9.875% 9/1/18		280,000	303,800
#	Mylan 144A
	6.00% 11/15/18		315,000	330,750
	NBTY 9.00% 10/1/18		385,000	425,906
	PepsiCo 2.75% 3/5/22		1,295,000	1,262,704
#	Pernod-Ricard 144A
	2.95% 1/15/17		405,000	409,556
	4.45% 1/15/22		1,125,000	1,143,420
	5.50% 1/15/42		475,000	479,274
	Pfizer 5.35% 3/15/15		4,100,000	4,638,300
	PHH 9.25% 3/1/16		860,000	878,275
	Quest Diagnostics
	4.70% 4/1/21		1,480,000	1,604,934
	4.75% 1/30/20		135,000	147,488

(continues)       47

Statements of net assets

Optimum Fixed Income Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
	RadNet Management
	10.375% 4/1/18	USD	125,000	$125,000
#	Reynolds Group 144A
	9.00% 4/15/19		730,000	722,700
	RSC Equipment Rental
	10.25% 11/15/19		278,000	312,750
#	SABMiller Holdings 144A
	2.45% 1/15/17		595,000	603,141
	3.75% 1/15/22		1,940,000	1,977,706
	4.95% 1/15/42		305,000	317,236
	Safeway 4.75% 12/1/21		825,000	854,511
	Sara Lee 4.10% 9/15/20		498,000	505,351
	Scotts Miracle-Gro
	6.625% 12/15/20		125,000	132,188
	Teva Pharmaceutical Finance
	IV 3.65% 11/10/21		355,000	360,084
	Tops Markets
	10.125% 10/15/15		117,000	125,483
	Tyson Foods 10.50% 3/1/14		213,000	248,145
#	Woolworths 144A
	3.15% 4/12/16		305,000	316,369
	4.55% 4/12/21		1,340,000	1,443,417
	Yale University
	2.90% 10/15/14		1,115,000	1,179,457
	Zimmer Holdings
	3.375% 11/30/21		1,200,000	1,205,953
	4.625% 11/30/19		1,205,000	1,331,670
				47,511,791
Electric – 3.59%
	AES 8.00% 6/1/20		133,000	153,283
	Ameren Illinois
	9.75% 11/15/18		1,930,000	2,617,889
#	American Transmission
	Systems 144A
	5.25% 1/15/22		1,225,000	1,385,686
*	Appalachian Power
	7.95% 1/15/20		1,000,000	1,310,851
	Baltimore Gas & Electric
	3.50% 11/15/21		1,285,000	1,301,439
#	Calpine 144A
	7.875% 7/31/20		225,000	245,813
#	Centrais Eletricas
	Brasileiras 144A
	5.75% 10/27/21		2,116,000	2,326,542
	CMS Energy
	4.25% 9/30/15		1,465,000	1,527,331
	6.25% 2/1/20		575,000	630,980
	ComEd Financing III
	6.35% 3/15/33		605,000	583,719
	Commonwealth Edison
	3.40% 9/1/21		1,375,000	1,420,568
	Dominion Resources
	5.70% 9/17/12		3,000,000	3,068,438
	Duquense Light Holdings
	5.50% 8/15/15		756,000	785,746
	Elwood Energy
	8.159% 7/5/26		240,062	245,463
	Entergy
	3.625% 9/15/15		215,000	218,795
	5.125% 9/15/20		4,400,000	4,439,502
	Florida Power
	5.65% 6/15/18		205,000	245,140
•	FPL Group Capital
	6.35% 10/1/66		730,000	745,321
	GenOn Energy
	9.875% 10/15/20		160,000	146,400
	Great Plains Energy
	5.292% 6/15/22		1,070,000	1,143,902
	Ipalco Enterprises
	5.00% 5/1/18		405,000	405,000
	Jersey Central
	Power & Light
	5.625% 5/1/16		80,000	89,967
	*7.35% 2/1/19		1,000,000	1,253,060
	LG&E & KU Energy
	3.75% 11/15/20		965,000	962,647
	#144A 4.375% 10/1/21		1,230,000	1,266,814
*	Mirant Americas
	8.50% 10/1/21		310,000	274,350
	NiSource Finance
	4.45% 12/1/21		235,000	245,603
	5.80% 2/1/42		705,000	755,127
	NRG Energy
	7.875% 5/15/21		190,000	183,350
	PacifiCorp 2.95% 2/1/22		760,000	750,818
@#	Pedernales Electric
	Cooperative 144A
	6.202% 11/15/32		620,000	659,160
	Pennsylvania Electric
	5.20% 4/1/20		1,105,000	1,199,421
•	PPL Capital Funding
	6.70% 3/30/67		110,000	110,115
	Public Service Oklahoma
	5.15% 12/1/19		1,170,000	1,315,961
	Puget Energy
	6.00% 9/1/21		340,000	362,492
	6.50% 12/15/20		3,800,000	4,173,809
•	Puget Sound Energy
	6.974% 6/1/67		1,295,000	1,329,100
	SCANA 4.125% 2/1/22		740,000	741,858
	Tokyo Electric Power
	4.50% 3/24/14	EUR	1,100,000	1,403,933
•	Wisconsin Energy
	6.25% 5/15/67	USD	1,480,000	1,526,058
				43,551,451

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Energy – 3.29%
	Antero Resources Finance
	9.375% 12/1/17	USD	122,000	$132,675
	Berry Petroleum
	10.25% 6/1/14		227,000	263,320
#	BG Energy Capital 144A
	4.00% 10/15/21		1,100,000	1,149,411
	BP Capital Markets
	3.625% 5/8/14		500,000	525,946
	4.75% 3/10/19		160,000	181,444
#	Canadian Oil Sands 144A
	4.50% 4/1/22		735,000	741,891
	Chesapeake Energy
	6.125% 2/15/21		220,000	218,900
	6.625% 8/15/20		92,000	94,070
	6.875% 11/15/20		8,000	8,300
	9.50% 2/15/15		45,000	51,750
	Comstock Resources
	7.75% 4/1/19		110,000	102,850
#	Continental Resources 144A
	5.00% 9/15/22		190,000	191,188
	Ecopetrol 7.625% 7/23/19		892,000	1,108,310
	Encana 3.90% 11/15/21		1,595,000	1,555,809
#	ENI 144A 4.15% 10/1/20		1,085,000	1,077,864
	Forest Oil 7.25% 6/15/19		207,000	203,378
*	Gazprom 10.50% 3/25/14		500,000	571,725
#	Helix Energy Solutions
	Group 144A
	9.50% 1/15/16		165,000	173,044
#	Hercules Offshore 144A
	10.50% 10/15/17		314,000	330,485
#	Hilcorp Energy I 144A
	7.625% 4/15/21		135,000	146,475
	Holly 9.875% 6/15/17		217,000	243,040
	Husky Energy
	3.95% 4/15/22		1,420,000	1,432,493
	Linn Energy
	#144A 6.25% 11/1/19		60,000	58,275
	#144A 6.50% 5/15/19		70,000	68,950
	8.625% 4/15/20		125,000	135,313
	Lukoil International Finance
	6.125% 11/9/20		1,410,000	1,501,650
#	NFR Energy Finance 144A
	9.75% 2/15/17		205,000	177,325
	Noble Holding International
	3.95% 3/15/22		875,000	876,141
	5.25% 3/15/42		2,235,000	2,228,639
	Pemex Project Funding
	Master Trust
	6.625% 6/15/35		440,000	506,000
	Petrobras International Finance
	3.50% 2/6/17		775,000	796,288
	5.375% 1/27/21		2,494,000	2,697,856
	5.875% 3/1/18		45,000	50,700
	Petrohawk Energy
	7.25% 8/15/18		855,000	982,181
	Petroleos de Venezuela
	9.00% 11/17/21		4,004,000	3,263,259
	12.75% 2/17/22		499,000	500,248
	Petroleum Development
	12.00% 2/15/18		212,000	231,080
	Pride International
	6.875% 8/15/20		2,575,000	3,145,289
	Quicksilver Resources
	9.125% 8/15/19		175,000	171,500
	Range Resources
	5.75% 6/1/21		95,000	100,225
	8.00% 5/15/19		282,000	310,905
#	Samson Investment 144A
	9.75% 2/15/20		70,000	70,963
	SandRidge Energy
	7.50% 3/15/21		90,000	89,100
	Southwestern Energy
	#144A 4.10% 3/15/22		705,000	700,250
	7.50% 2/1/18		2,300,000	2,782,663
*	TNK-BP Finance
	7.50% 3/13/13		3,000,000	3,161,249
	Transocean
	5.05% 12/15/16		295,000	316,254
	6.375% 12/15/21		1,425,000	1,606,317
	Weatherford Bermuda
	4.50% 4/15/22		320,000	319,536
	9.625% 3/1/19		775,000	1,028,475
#	Woodside Finance 144A
	8.125% 3/1/14		320,000	354,883
	8.75% 3/1/19		890,000	1,131,022
				39,866,904
Finance Companies – 2.40%
	American Express
	7.00% 3/19/18		6,100,000	7,498,034
#	BM&FBovespa 144A
	5.50% 7/16/20		200,000	214,500
#	CDP Financial 144A
	4.40% 11/25/19		1,260,000	1,362,360
	5.60% 11/25/39		880,000	1,034,051
•	Credit Suisse USA
	0.83% 4/12/13		4,000,000	3,985,211
	FTI Consulting
	6.75% 10/1/20		230,000	247,538
	7.75% 10/1/16		5,000	5,169
	General Electric Capital
	4.65% 10/17/21		1,130,000	1,205,007
	5.50% 2/1/17	NZD	720,000	602,335
	6.00% 8/7/19	USD	2,245,000	2,625,593

(continues)       49

Statements of net assets

Optimum Fixed Income Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Finance Companies (continued)
	International Lease Finance
	5.875% 4/1/19	USD	265,000	$256,471
	6.25% 5/15/19		565,000	557,841
	8.25% 12/15/20		180,000	198,488
	8.75% 3/15/17		495,000	551,925
*#	IPIC GMTN 144A
	5.50% 3/1/22		546,000	564,428
	Nuveen Investments
	10.50% 11/15/15		164,000	170,765
	#144A 10.50% 11/15/15		185,000	191,706
	SLM
	5.375% 5/15/14		1,400,000	1,446,365
	6.25% 1/25/16		1,300,000	1,353,140
•#	SSIF Nevada 144A
	1.267% 4/14/14		900,000	893,672
@#	Stone Street Trust 144A
	5.902% 12/15/15		2,300,000	2,312,409
	Waha Aerospace
	3.925% 7/28/20		1,785,000	1,853,366
				29,130,374
Insurance – 0.90%
	American International Group
	#144A 3.75% 11/30/13		600,000	607,168
	5.85% 1/16/18		95,000	103,568
	8.25% 8/15/18		2,360,000	2,840,193
•	Chubb 6.375% 3/29/67		820,000	850,750
•#	ILFC E-Capital Trust I 144A
	5.03% 12/21/65		100,000	67,016
•#	ILFC E-Capital Trust II 144A
	6.25% 12/21/65		405,000	298,688
•	ING Groep 5.775% 12/29/49		425,000	367,625
•#	Liberty Mutual Group
	144A 7.00% 3/15/37		180,000	162,900
	MetLife 6.817% 8/15/18		500,000	613,467
#	Metlife Capital Trust IV 144A
	7.875% 12/15/37		300,000	331,500
#	MetLife Capital Trust X
	144A 9.25% 4/8/38		1,100,000	1,331,000
@#	NLV Financial 144A
	6.50% 3/15/35		385,000	320,600
	Prudential Financial
	3.875% 1/14/15		290,000	305,573
	4.50% 11/15/20		265,000	281,652
	4.50% 11/16/21		80,000	85,116
	6.00% 12/1/17		540,000	629,913
•#	Symetra Financial 144A
	8.30% 10/15/37		515,000	512,425
=w@‡#	Twin Reefs Pass
	Through Trust 144A
	0.00% 12/29/49		300,000	0
•	XL Group 6.50% 12/31/49		275,000	234,438
•#	ZFS Finance USA Trust II 144A
	6.45% 12/15/65		500,000	500,000
•#	ZFS Finance USA Trust IV
	144A 5.875% 5/9/32		500,000	504,375
				10,947,967
Natural Gas – 2.13%
	AmeriGas Finance
	6.75% 5/20/20		60,000	61,050
	7.00% 5/20/22		70,000	71,575
	AmeriGas Partners
	6.50% 5/20/21		82,000	83,640
	CenterPoint Energy
	5.95% 2/1/17		830,000	943,301
#	China Resources Gas
	Group 144A
	4.50% 4/5/22		520,000	512,063
	Copano Energy
	7.75% 6/1/18		218,000	229,445
	El Paso Pipeline
	6.50% 4/1/20		830,000	931,674
•	Enbridge Energy
	8.05% 10/1/37		1,365,000	1,484,528
	Energy Transfer Partners
	4.65% 6/1/21		375,000	382,750
	6.05% 6/1/41		190,000	192,386
	9.70% 3/15/19		916,000	1,172,655
	Enterprise Products Operating
	•7.034% 1/15/68		1,360,000	1,463,741
	9.75% 1/31/14		1,005,000	1,153,784
	Inergy 6.875% 8/1/21		125,000	120,938
	Kinder Morgan
	Energy Partners
	3.95% 9/1/22		715,000	709,392
	5.95% 2/15/18		1,000,000	1,169,394
	9.00% 2/1/19		1,170,000	1,500,703
#	NGPL PipeCo 144A
	6.514% 12/15/12		2,000,000	1,930,292
	Plains All American Pipeline
	3.65% 6/1/22		645,000	634,546
	8.75% 5/1/19		1,045,000	1,362,995
@	Ras Laffan Liquefied
	Natural Gas II
	5.298% 9/30/20		2,519,400	2,708,355
#	Ras Laffan Liquefied
	Natural Gas III 144A
	5.832% 9/30/16		310,320	333,594
#	Rockies Express
	Pipeline 144A
	6.25% 7/15/13		1,000,000	1,020,000
	6.85% 7/15/18		500,000	470,000
	Southwest Gas
	3.875% 4/1/22		945,000	965,972
•	TransCanada PipeLines
	6.35% 5/15/67		1,920,000	1,986,682

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Natural Gas (continued)
	Williams
	7.75% 6/15/31	USD	195,000	$238,194
	8.75% 3/15/32		198,000	261,727
	Williams Partners
	4.00% 11/15/21		645,000	653,055
	7.25% 2/1/17		915,000	1,102,249
				25,850,680
Real Estate – 1.50%
	Alexandria Real Estate
	Equities 4.60% 4/1/22		980,000	961,214
	American Tower
	5.90% 11/1/21		2,230,000	2,462,727
	Brandywine Operating
	Partnership
	4.95% 4/15/18		755,000	770,880
	Developers Diversified Realty
	4.75% 4/15/18		310,000	321,554
	7.50% 4/1/17		625,000	709,874
	7.875% 9/1/20		631,000	747,438
	9.625% 3/15/16		145,000	175,702
	Digital Realty Trust
	5.25% 3/15/21		1,280,000	1,322,121
	5.875% 2/1/20		425,000	463,652
	HCP 5.375% 2/1/21		2,300,000	2,482,819
	Health Care REIT
	4.125% 4/1/19		355,000	352,701
	5.25% 1/15/22		1,085,000	1,137,093
	Qatari Diar Finance
	3.50% 7/21/15		2,100,000	2,184,000
	#144A 5.00% 7/21/20		486,000	523,058
	Rayonier 3.75% 4/1/22		680,000	668,659
	Regency Centers
	4.80% 4/15/21		420,000	434,207
	5.875% 6/15/17		285,000	319,092
	UDR 4.625% 1/10/22		870,000	892,354
•#	USB Realty 144A
	1.719% 12/29/49		300,000	227,568
#	WEA Finance 144A
	4.625% 5/10/21		1,040,000	1,053,999
				18,210,712
Technology – 1.01%
	Amkor Technology
	7.375% 5/1/18		125,000	134,531
	Avaya
	#144A 7.00% 4/1/19		320,000	322,400
	9.75% 11/1/15		300,000	297,000
	PIK 10.125% 11/1/15		120,000	119,400
	Broadcom 2.70% 11/1/18		665,000	677,183
	CDW 12.535% 10/12/17		180,000	196,425
	Fidelity National
	Information Services
	7.875% 7/15/20		75,000	83,625
	First Data
	9.875% 9/24/15		320,000	323,200
	10.55% 9/24/15		185,000	188,700
	11.25% 3/31/16		160,000	145,600
	GXS Worldwide
	9.75% 6/15/15		514,000	502,435
	Hewlett-Packard
	4.05% 9/15/22		1,835,000	1,831,393
	Jabil Circuit 7.75% 7/15/16		82,000	93,890
	National Semiconductor
	6.60% 6/15/17		1,395,000	1,722,869
#	Seagate Technology
	International 144A
	10.00% 5/1/14		735,000	834,225
	Symantec 4.20% 9/15/20		2,585,000	2,641,616
#	Unisys 144A 12.75% 10/15/14		110,000	123,200
	Xerox
	4.50% 5/15/21		1,330,000	1,370,780
	6.35% 5/15/18		525,000	609,918
				12,218,390
Transportation – 0.83%
w	American Airlines 2011-1
	Class A Pass Through
	Trust 5.25% 1/31/21		582,490	594,140
#	Brambles USA 144A
	3.95% 4/1/15		1,660,000	1,715,333
	5.35% 4/1/20		320,000	340,451
	Burlington Northern Santa Fe
	4.40% 3/15/42		1,415,000	1,343,147
	5.65% 5/1/17		380,000	442,681
w	Continental Airlines 2009-2
	Class A Pass Through
	Trust 7.25% 5/10/21		834,173	934,274
	CSX 4.75% 5/30/42		210,000	204,465
w	Delta Air Lines 2007-1
	Class A Pass Through
	Trust 6.821% 8/10/22		366,467	401,281
w	Delta Air Lines 2010-1
	Class A Pass Through
	Trust 6.20% 7/2/18		449,642	486,738
#	ERAC USA Finance 144A
	5.25% 10/1/20		1,365,000	1,482,419
	Russian Railways
	5.739% 4/3/17		1,000,000	1,063,750
w	UAL 2009-1 Pass Through
	Trust 10.40% 11/1/16		383,928	437,678
w	UAL 2009-2A Pass Through
	Trust 9.75% 1/15/17		250,466	286,783
#	United Air Lines 144A
	12.00% 11/1/13		282,000	300,330
				10,033,470
Total Corporate Bonds
	(cost $449,646,528)			466,379,579

(continues)       51

Statements of net assets

Optimum Fixed Income Fund

		Principal		Value
		Amount°		(U.S. $)
Municipal Bonds – 0.68%
	Bay Area California
	Toll Authority
	6.918% 4/1/40	USD	800,000	$1,050,624
	7.043% 4/1/50		3,000,000	4,016,280
	California State
	7.30% 10/1/39		200,000	251,406
	Los Angeles, California
	Community College
	District Revenue
	Build America Bonds
	6.60% 8/1/42		800,000	1,038,064
	New York City Transitional
	Finance Authority
	5.508% 8/1/37		700,000	822,472
	New York State Urban
	Development
	5.77% 3/15/39		800,000	942,088
	Oregon State
	Taxable Pension
	5.892% 6/1/27		65,000	78,964
	Sacramento County,
	California Public
	Finance Authority
	Revenue (Housing
	Tax County
	Project) Series B
	5.18% 12/1/13
	(NATL-RE) (FGIC)		45,000	45,561
Total Municipal Bonds
	(cost $6,482,104)			8,245,459

Non-Agency Asset-Backed Securities – 0.88%
•	Ally Master Owner Trust
	Series 2011-1 A1
	1.112% 1/15/16		730,000	736,214
•	American Express Credit
	Account Master
	Trust Series 2010-1 B
	0.842% 11/16/15		405,000	405,640
#	Avis Budget Rental Car
	Funding AESOP 144A
	Series 2011-2A A
	2.37% 11/20/14		465,000	471,809
#	Cabela’s Master Credit
	Card Trust 144A
	Series 2012-1A A1
	1.63% 2/18/20		635,000	630,985
	Capital One Multi-Asset
	Execution Trust
	Series 2007-A7 A7
	5.75% 7/15/20		685,000	814,616
	CenterPoint Energy
	Transition Bond
	Series 2012-1 A2
	2.161% 10/15/21		405,000	406,595
	Centex Home Equity
	Series 2002-A AF6
	5.54% 1/25/32		21,546	21,714
#	CIT Equipment Collateral
	Series 2010-VT1A A3
	144A 2.41% 5/15/13		127,281	127,718
•	Citicorp Residential
	Mortgage Securities
	Series 2006-3 A4
	5.703% 11/25/36		808,861	781,362
	Series 2006-3 A5
	5.948% 11/25/36		900,000	698,218
•	Countrywide Asset-Backed
	Certificates Series
	2006-11 1AF6
	5.695% 9/25/46		1,272,863	803,876
	Discover Card Master Trust
	Series 2007-A1 A1
	5.65% 3/16/20		310,000	369,806
	Series 2012-A1 A1
	0.81% 8/15/17		685,000	683,304
#	Ford Auto Securitization
	Trust Series
	2011-R1A A3 144A
	3.02% 2/15/16	CAD	340,000	347,993
•	Ford Credit Floorplan
	Master Owner Trust
	Series 2009-2 A
	1.792% 9/15/14	USD	385,000	387,649
	GE Capital Credit Card
	Master Note Trust
	Series 2012-2A
	2.22% 1/18/22		555,000	551,032
#	Golden Credit Card Trust
	144A Series 2012-2A
	A1 1.77% 1/15/19		575,000	573,765
	Harley-Davidson
	Motorcycle Trust
	Series 2008-1 A4
	4.90% 12/15/13		163,929	165,300
	Series 2009-4 A3
	1.87% 2/17/14		37,640	37,690
•	HSI Asset Securitization
	Trust Series
	2006-HE1 2A1
	0.292% 10/25/36		55,505	19,208
•	MBNA Credit Card
	Master Note Trust
	Series 2002-C3 C3
	1.592% 10/15/14		520,000	520,564
•	Merrill Auto Trust
	Securitization
	Series 2007-1 A4
	0.302% 12/15/13		12,005	12,003
•	Residential Asset Securities
	Series 2006-EMX1 A2
	0.472% 1/25/36		225,949	202,120

		Principal		Value
		Amount°		(U.S. $)
Non-Agency Asset-Backed Securities (continued)
•	SLM Student Loan Trust
	Series 2005-4 A2
	0.640% 4/26/21	USD	555,452	$553,194
#	Sonic Capital Series
	2011-1A A2 144A
	5.438% 5/20/41		326,625	340,321
•	Vanderbilt Mortgage
	Finance Series 2001-A
	A4 7.235% 6/7/28		59,236	61,935
Total Non-Agency
	Asset-Backed Securities
	(cost $11,090,171)			10,724,631

Non-Agency Collateralized Mortgage Obligations – 4.31%
•	ARM Trust
	Series 2004-5 3A1
	2.737% 4/25/35		2,697,503	2,462,052
	Series 2005-10 3A31
	5.15% 1/25/36		1,145,000	987,221
	Series 2006-2 1A4
	5.407% 5/25/36		1,440,000	951,337
	Bank of America Alternative
	Loan Trust
	Series 2004-11 1CB1
	6.00% 12/25/34		1,382	1,348
	Series 2005-3 2A1
	5.50% 4/25/20		67,368	69,179
	Series 2005-6 7A1
	5.50% 7/25/20		218,368	208,542
	Series 2005-9 5A1
	5.50% 10/25/20		213,096	205,969
	Bank of America Funding
	Securities Series
	2006-5 2A10
	5.75% 9/25/36		420,272	419,595
•	Bear Stearns ARM Trust
	Series 2005-5 A1
	2.22% 8/25/35		3,989,224	3,849,465
	Chase Mortgage Finance
	Series 2003-S8 A2
	5.00% 9/25/18		84,086	87,255
	•Series 2005-A1 3A1
	5.097% 12/25/35		401,471	353,910
•	Chaseflex Trust Series
	2006-1 A4
	6.23% 6/25/36		420,000	312,134
	Citicorp Mortgage
	Securities Series
	2006-4 3A1
	5.50% 8/25/21		75,405	73,944
•	Citigroup Mortgage Loan
	Trust Series 2004-UST1
	A6 5.069% 8/25/34		71,773	73,352
	Countrywide Alternative
	Loan Trust
	•Series 2003-21T1 A2
	2.803% 5/25/33		89,626	89,980
	Series 2004-14T2 A6
	5.50% 8/25/34		106,794	106,775
	Series 2004-J1 1A1
	6.00% 2/25/34		4,962	5,069
	Series 2004-J2 7A1
	6.00% 12/25/33		7,244	7,249
	Series 2008-2R 3A1
	6.00% 8/25/37		3,049,011	2,435,632
w	Countrywide Home Loan
	Mortgage Pass
	Through Trust
	•Series 2003-21 A1
	2.803% 5/25/33		4,758	4,702
	Series 2007-4 1A1
	6.00% 5/25/37		3,953,871	3,190,647
	Credit Suisse First Boston
	Mortgage Securities
	Series 2004-1 3A1
	7.00% 2/25/34		3,502	3,639
	Credit Suisse Mortgage
	Capital Certificates
	#Series 2005-1R 2A5
	144A 5.75% 12/26/35		5,408,496	4,317,733
	Series 2007-1 5A14
	6.00% 2/25/37		873,199	676,367
	•Series 2007-3 4A6
	0.492% 4/25/37		1,513,440	1,179,594
	@•✗Series 2007-3 4A12
	6.508% 4/25/37		1,513,440	165,120
	Series 2007-3 4A15
	5.50% 4/25/37		632,062	568,544
	Series 2007-5 3A19
	6.00% 8/25/37		1,479,124	1,354,554
	Series 2007-5 10A2
	6.00% 4/25/29		600,265	618,499
•#	Deutsche Mortgage
	Securities Series
	2005-WF1 1A3 144A
	5.248% 6/26/35		1,720,000	1,671,721
•	First Horizon Asset
	Securities Series
	2005-AR2 2A1
	2.701% 6/25/35		374,832	306,641
	GMAC Mortgage Loan
	Trust Series 2006-J1
	A1 5.75% 4/25/36		424,048	402,418
•#	GSMPS Mortgage Loan
	Trust 144A
	Series 1998-3 A
	7.75% 9/19/27		13,996	14,859
	Series 1999-3 A
	8.00% 8/19/29		23,594	23,295

(continues)       53

Statements of net assets

Optimum Fixed Income Fund

			Principal	Value
			Amount°	(U.S. $)
Non-Agency Collateralized Mortgage Obligations (continued)
•	GSR Mortgage Loan Trust
	Series 2006-AR1 3A1
	5.018% 1/25/36	USD	196,890	$175,141
•	Indymac INDA Mortgage
	Loan Trust Series
	2006-AR1 A1
	5.519% 8/25/36		467,228	455,290
•	JPMorgan Mortgage Trust
	Series 2006-A6 2A4L
	5.141% 10/25/36		1,569,768	1,226,469
	Series 2006-A7 2A2
	2.721% 1/25/37		315,412	222,025
	Series 2007-A1 6A1
	3.845% 7/25/35		942,063	881,709
	Lehman Mortgage Trust
	Series 2007-10 2A2
	6.50% 1/25/38		4,553,207	4,172,163
	MASTR Alternative
	Loans Trust
	Series 2004-3 8A1
	7.00% 4/25/34		5,660	5,683
	Series 2004-5 6A1
	7.00% 6/25/34		95,666	101,342
•	MASTR ARM Trust
	Series 2003-6 1A2
	6.808% 12/25/33		4,049	3,900
	Series 2005-6 7A1
	5.206% 6/25/35		124,459	124,999
	Series 2006-2 4A1
	4.854% 2/25/36		31,679	30,511
	MASTR Asset
	Securitization Trust
	Series 2003-9 2A7
	5.50% 10/25/33		188,481	195,777
•#	MASTR Specialized
	Loan Trust Series
	2005-2 A2 144A
	5.006% 7/25/35		90,629	91,154
•	Merrill Lynch Mortgage
	Investors Series
	2005-A5 A2
	2.644% 6/25/35		460,000	422,384
•	Opteum Mortgage
	Acceptance Series
	2006-1 2A1
	5.75% 4/25/36		3,918,905	3,723,705
	Residential Accredit Loans
	Series 2004-QS2 CB
	5.75% 2/25/34		75,534	75,688
	Residential Funding
	Mortgage Securities
	I Series 2004-S9 2A1
	4.75% 12/25/19		574,789	586,999
•	Sequoia Mortgage Trust
	Series 2007-1 4A1
	5.339% 9/20/46		1,823,052	1,422,815
•	Structured ARM Loan Trust
	Series 2005-22 1A4
	2.50% 12/25/35		2,025,414	846,291
	Series 2006-1 7A4
	5.439% 2/25/36		1,305,000	754,712
	Series 2006-5 5A4
	5.231% 6/25/36		5,818	461
	Structured Asset Securities
	Series 2005-6 4A1
	5.00% 5/25/35		186,527	183,810
w	Washington Mutual
	Alternative
	Mortgage Pass
	Through Certificates
	Series 2005-1 5A2
	6.00% 3/25/35		82,866	53,710
w	Washington Mutual
	Mortgage Pass
	Through Certificates
	Series 2004-CB3 1A
	6.00% 10/25/34		130,907	136,987
	• Series 2005-AR16 1A3
	2.457% 12/25/35		1,225,000	985,814
	• Series 2007-HY1 3A3
	5.442% 2/25/37		850,000	708,901
	• Series 2007-HY7 4A1
	5.349% 7/25/37		1,755,078	1,470,634
	Wells Fargo Mortgage-
	Backed Securities Trust
	Series 2005-18 1A1
	5.50% 1/25/36		50,147	46,497
	• Series 2005-AR13 A1
	5.248% 5/25/35		574,680	574,414
	Series 2006-2 3A1
	5.75% 3/25/36		323,978	320,400
	Series 2006-3 A1
	5.50% 3/25/36		261,860	259,952
	Series 2006-3 A11
	5.50% 3/25/36		283,805	283,438
	Series 2006-6 1A3
	5.75% 5/25/36		330,111	318,194
	• Series 2006-AR5 2A1
	2.638% 4/25/36		144,770	114,429
	• Series 2006-AR11 A6
	5.133% 8/25/36		2,170,468	1,909,608
	• Series 2006-AR17 A1
	2.611% 10/25/36		1,307,104	993,412
	Series 2007-10 1A36
	6.00% 7/25/37		1,246,209	1,130,168
	Series 2007-13 A9
	6.00% 9/25/37		351,342	41,584
Total Non-Agency Collateralized
Mortgage Obligations
(cost $54,982,778)				52,249,511

	Principal		Value
	Amount°		(U.S. $)
ΔRegional Bonds – 1.71%
Australia – 1.20%
New South Wales Treasury
6.00% 4/1/19	AUD	3,538,000	$4,000,835
Queensland Treasury
6.00% 9/14/17	AUD	1,558,000	1,739,310
6.25% 6/14/19	AUD	7,727,000	8,795,895
			14,536,040
Canada – 0.51%
Ontario Province
3.15% 6/2/22	CAD	2,987,000	3,000,863
4.00% 6/2/21	CAD	2,752,000	2,976,591
Quebec Province
4.25% 12/1/21	CAD	214,000	234,833
			6,212,287
Total Regional Bonds
(cost $20,377,454)			20,748,327

Securities Sold Short – (0.81%)
Fannie Mae S.F. 30 yr TBA
5.50% 5/1/42	USD	(7,000,000)	(7,614,687)
6.00% 5/1/42		(1,000,000)	(1,100,156)
6.50% 5/1/42		(1,000,000)	(1,119,375)
Total Securities Sold Short
(proceeds $9,810,781)			(9,834,218)

«Senior Secured Loans – 1.84%
99 Cents Only Stores
Tranche B
7.00% 10/4/18		279,663	284,757
Alliance HealthCare
Services 7.25% 6/1/16		246,487	229,233
Allied Security Holdings
Tranche Loan 2L
8.50% 1/21/18		150,000	150,500
Anchor Glass Container
6.00% 2/3/16		278,500	278,936
Aspect Software Tranche B
6.25% 5/7/16		137,200	137,643
Attachmate
6.50% 11/21/16		358,528	356,962
Avis Budget Car
Rental Tranche B
6.25% 6/13/18		166,493	168,089
BNY ConvergEx Group
8.75% 11/29/17		100,497	99,994
8.75% 12/16/17		239,503	238,306
Brickman Group
Holdings Tranche B
7.25% 10/14/16		227,398	230,051
Brock Holdings III
10.00% 2/15/18		385,000	376,819
Tranche B
6.00% 2/15/17		105,665	105,401
Burlington Coat Factory
Warehouse Tranche B
6.25% 2/10/17		440,628	444,285
Caesars Entertainment
Operating Tranche B6
5.494% 1/28/18		595,000	538,897
Cengage Learning
Acquisitions
2.49% 7/3/14		90,000	83,182
7.50% 7/7/14		243,167	236,025
Charter Communications
Operating Tranche B
7.25% 3/6/14		31,783	31,843
Chrysler Group
6.00% 4/28/17		491,986	500,653
Clear Channel
Communications
Tranche A
3.639% 7/30/14		691,789	638,539
Tranche B
3.889% 1/29/16		669,333	543,760
Consolidated Container
5.75% 9/28/14		365,000	348,575
Covanta Energy Tranche B
4.00% 3/1/19		55,000	54,817
Delos Aircraft Tranche 2
7.00% 3/17/16		344,231	345,874
Delta Air Lines Tranche B
5.50% 3/29/17		482,210	482,285
Dynegy Power Tranche 1st
Lien 9.25% 7/11/16		134,001	140,533
Emdeon Tranche B
6.75% 8/3/18		299,250	304,083
First Data Tranche B2
5.00% 3/24/17		436,681	418,806
Frac Tech International
Tranche B
6.25% 4/19/16		449,334	448,368
Fram Group Holdings 1st
Lien 6.50% 7/5/17		114,425	115,379
Fresenius Medical
Care Tranche B
1.744% 3/31/13		1,973,753	1,974,808
GenOn Energy Tranche B
6.00% 6/20/17		157,197	155,953
Goodman Global Tranche B
5.75% 10/28/16		12,896	12,997
HCA Tranche B
2.619% 11/18/13		1,000,000	997,029
Houghton International
Tranche B
6.75% 1/11/16		231,642	232,656
IASIS Healthcare Tranche B
5.00% 4/18/18		248,120	248,586
Immucor Tranche B
7.25% 7/2/18		268,650	272,093
(continues)       55

Statements of net assets

Optimum Fixed Income Fund

	Principal		Value
	Amount°		(U.S. $)
«Senior Secured Loans (continued)
Kinetic Concepts Tranche B
7.00% 1/12/18	USD	473,813	$484,007
Kronos 1st Lien
6.25% 12/11/17		109,725	109,793
Level 3 Financing
Tranche B
5.75% 9/1/18		200,000	202,250
Tranche B2
5.75% 4/11/18		235,000	237,644
Lord & Taylor
5.75% 12/2/18		150,000	151,266
MTL Publishing Tranche B
5.50% 11/14/17		170,000	171,084
Multiplan 4.75% 8/26/17		355,731	353,287
Nuveen Investments
5.863% 5/13/17		260,074	260,454
8.25% 3/1/19		853,000	866,502
Tranche B
3.26% 11/13/14		80,000	79,890
7.25% 5/13/17		185,000	186,696
NXP 5.25% 2/13/19		510,000	506,494
OSI Restaurant Partners
2.562% 6/13/14		529,437	521,350
2.59% 6/14/13		20,190	19,938
2.592% 6/14/13		32,233	31,740
Pharmaceutical Product
Development
6.25% 11/10/18		204,488	207,284
Pinnacle Entertainment
Tranche B
4.50% 3/5/19		125,000	125,755
Pinnacle Foods
Tranche B
4.75% 10/31/16		115,000	115,048
Tranche D
6.00% 4/2/14		81,432	81,709
PQ 6.79% 7/30/15		937,000	903,703
Prestige Brands
5.25% 12/20/18		105,833	106,664
@ Prime Healthcare
Services Tranche B
7.25% 4/28/15		396,120	388,693
Protection One
5.75% 3/31/19		230,000	228,563
Remy International
Tranche B
6.25% 12/16/16		86,769	87,202
Reynolds Group Holdings
6.50% 7/7/18		666,902	676,407
Roundy’s Supermarkets
Tranche B
5.75% 1/24/19		95,000	95,802
@ SandRidge Energy
5.00% 2/2/17		275,000	275,000
Sensus USA 2nd Lien
8.50% 4/13/18		465,000	465,000
Sophia Tranche B
6.25% 6/5/18		100,000	101,667
Swift Transportation
Tranche B2
1.25% 12/15/17		275,000	277,200
Taminco Global Chemical
6.25% 12/16/18		260,000	262,132
Texas Competitive
Electric Holdings
3.690% 10/10/14		105,648	64,721
Toys R Us Delaware
Tranche B
6.00% 9/1/16		459,708	461,278
Univision Communications
4.489% 3/29/17		598,257	555,796
US TelePacific
5.75% 2/10/17		208,446	199,848
Visant 5.25% 12/31/16		116,814	114,271
Yankee Candle
5.25% 3/2/19		85,000	85,381
Total Senior Secured Loans
(cost $21,930,811)			22,288,236

ΔSovereign Bonds – 6.97%
Australia – 0.04%
Australia Government
Bond 5.75% 5/15/21	AUD	372,000	436,963
			436,963
Brazil – 1.34%
# Banco Nacional de
Desenvolvimento
Economico e
Social 144A
6.369% 6/16/18	USD	1,500,000	1,751,250
6.50% 6/10/19		2,500,000	2,953,125
Brazil Notas do Tesouro
Nacional Serie F
10.00% 1/1/13	BRL	401,000	221,290
10.00% 1/1/14	BRL	1,218,000	671,272
10.00% 1/1/17	BRL	15,800,000	8,444,841
Brazilian Government
International Bond
5.625% 1/7/41	USD	927,000	1,073,003
8.875% 10/14/19		820,000	1,163,170
			16,277,951
Canada – 0.24%
Canadian Government
Bond 2.75% 9/1/16	CAD	400,000	421,661
3.75% 6/1/19	CAD	1,137,000	1,282,666
4.00% 6/1/17	CAD	1,045,000	1,170,446
			2,874,773

	Principal		Value
	Amount°		(U.S. $)
ΔSovereign Bonds (continued)
Chile – 0.24%
Chile Government
International Bond
5.50% 8/5/20	CLP	1,354,000,000	$2,910,019
			2,910,019
Colombia – 0.09%
Colombia Government
International Bond
6.125% 1/18/41	USD	918,000	1,129,140
			1,129,140
Finland – 0.08%
Finland Government
Bond
4.00% 7/4/25	EUR	626,000	956,194
			956,194
Germany – 0.30%
Deutschland Republic
2.00% 1/4/22	EUR	1,351,000	1,834,117
2.50% 1/4/21	EUR	705,375	1,007,629
3.50% 7/4/19	EUR	562,000	861,694
			3,703,440
Indonesia – 0.24%
Indonesia Government
International Bond
4.875% 5/5/21	USD	380,000	413,725
7.25% 4/20/15		415,000	474,656
Indonesia Treasury Bond
11.00% 11/15/20	IDR	7,060,000,000	1,034,426
# Republic of
Indonesia 144A
5.25% 1/17/42	USD	914,000	963,128
			2,885,935
Malaysia – 0.04%
Malaysia Government
Bond
4.262% 9/15/16	MYR	1,380,000	467,867
			467,867
Mexico – 0.70%
Mexican Bonos
6.50% 6/10/21	MXN	5,990,900	479,961
7.50% 6/3/27	MXN	6,827,000	565,988
8.50% 5/31/29	MXN	51,498,500	4,619,242
8.50% 11/18/38	MXN	5,625,000	492,728
10.00% 12/5/24	MXN	16,700,000	1,709,414
Mexico Government
International Bond
4.75% 3/8/44	USD	690,000	677,925
			8,545,258
Norway – 1.11%
Norway Government Bond
3.75% 5/25/21	NOK	2,484,000	482,894
4.25% 5/19/17	NOK	4,293,000	837,960
* 4.50% 5/22/19	NOK	24,123,000	4,852,858
5.00% 5/15/15	NOK	37,790,000	7,305,488
			13,479,200
Panama – 0.15%
Panama Government
International Bond
6.70% 1/26/36	USD	302,000	398,640
7.125% 1/29/26		340,000	455,600
7.25% 3/15/15		234,000	271,557
8.875% 9/30/27		451,000	693,413
			1,819,210
Peru – 0.16%
Peruvian Government
International Bond
5.625% 11/18/50		300,000	337,500
7.125% 3/30/19		1,218,000	1,559,040
			1,896,540
Philippines – 0.18%
Philippine Government
International Bond
5.00% 1/13/37		710,000	743,725
6.50% 1/20/20		520,000	631,150
9.50% 10/21/24		507,000	759,233
			2,134,108
Poland – 0.19%
Poland Government
Bond
5.25% 10/25/17	PLN	2,351,000	765,844
5.25% 10/25/20	PLN	2,076,000	660,414
Poland Government
International Bond
5.00% 3/23/22	USD	822,000	870,514
			2,296,772
Qatar – 0.24%
Qatar Government
International Bond
4.00% 1/20/15		2,800,000	2,954,000
			2,954,000
Republic of Korea – 0.21%
Korea Treasury Inflation-
Linked Bond
2.75% 6/10/20	KRW	710,192,003	721,678
Republic of Korea
5.75% 4/16/14	USD	900,000	971,259
7.125% 4/16/19		700,000	869,436
			2,562,373

(continues)       57

Statements of net assets

Optimum Fixed Income Fund
	Principal		Value
	Amount°		(U.S. $)
ΔSovereign Bonds (continued)
Russia – 0.23%
Russia-Eurobond
# 144A 3.25% 4/4/17	USD	600,000	$605,523
7.50% 3/31/30		1,558,870	1,872,593
# 144A 7.50% 3/31/30		276,385	332,007
			2,810,123
South Africa – 0.49%
#Eskom Holdings 144A
5.75% 1/26/21		995,000	1,049,725
South Africa
Government Bond
7.25% 1/15/20	ZAR	9,294,000	1,175,653
8.00% 12/21/18	ZAR	28,543,000	3,785,628
			6,011,006
Sweden – 0.24%
Sweden Government Bond
* 3.00% 7/12/16	SEK	11,100,000	1,782,213
5.00% 12/1/20	SEK	5,830,000	1,098,399
			2,880,612
Turkey – 0.03%
Turkey Government
International Bond
5.625% 3/30/21	USD	360,000	377,460
			377,460
United Kingdom – 0.35%
United Kingdom Gilt
3.75% 9/7/21	GBP	300,000	547,376
4.25% 12/7/27	GBP	478,000	901,057
4.50% 3/7/19	GBP	515,000	986,322
4.75% 3/7/20	GBP	910,500	1,778,619
			4,213,374
Uruguay – 0.08%
Uruguay Government
International Bond
8.00% 11/18/22	USD	711,750	983,994
			983,994
Total Sovereign Bonds
(cost $81,664,101)			84,606,312

Supranational Banks – 0.27%
International Bank for
Reconstruction &
Development
3.25% 12/15/17	SEK	4,340,000	689,897
3.375% 4/30/15	NOK	6,860,000	1,244,173
3.625% 6/22/20	NOK	4,020,000	719,510
6.00% 2/15/17	AUD	530,000	583,459
Total Supranational Banks
(cost $3,023,951)			3,237,039

U.S. Treasury Obligations – 12.76%
U.S. Treasury Bonds
* 2.00% 2/15/22	USD	79,095,000	77,587,290
∞ 3.125% 11/15/41		13,235,000	12,697,328
3.125% 2/15/42		285,000	273,244
3.75% 8/15/41		15,000	16,219
U.S. Treasury Inflation
Indexed Bonds
* 0.125% 1/15/22		20,129,346	20,626,299
0.625% 7/15/21		603,408	653,425
1.125% 1/15/21		828,936	933,849
1.25% 7/15/20		1,766,878	2,019,349
2.375% 1/15/25		1,683,486	2,144,603
U.S. Treasury Notes
* 0.875% 2/28/17		15,200,000	15,095,500
1.00% 3/31/17		17,205,000	17,167,373
* 2.00% 11/15/21		5,600,000	5,513,816
Total U.S. Treasury Obligations
(cost $155,494,015)			154,728,295

	Number of
	Shares
Common Stock – 0.00%
=†	Century Communications	1,975,000	0
Delta Air Lines		29	287
† GenOn Energy		343	714
=†∏ PT Holdings		295	3
Total Common Stock
(cost $244,598)			1,004

Convertible Preferred Stock – 0.11%
* Apache 6.00%
	exercise price $109.12,
	expiration date 8/1/13	4,000	222,160
Aspen Insurance
Holding 5.625%
	exercise price $29.28,
	expiration date 12/31/49	2,829	157,010
Bank of America 7.25%
	exercise price $50.00,
	expiration date 12/31/49	71	69,509
# Chesapeake Energy
144A 5.75%
	exercise price $27.94,
	expiration date 12/31/49	204	208,080
HealthSouth 6.00%
	exercise price $30.50,
	expiration date 12/31/49	329	324,146
PPL 9.50%
	exercise price $28.80,
	expiration date 7/1/13	3,300	179,322
SandRidge Energy 8.50%
	exercise price $8.01,
	expiration date 12/31/49	1,560	186,128
Total Convertible Preferred
Stock (cost $1,518,812)			1,346,355

	Number of		Value
	Shares		(U.S. $)
Preferred Stock – 0.19%
Alabama Power 5.625%		19,190	$492,224
# Ally Financial 144A 7.00%		500	416,578
PNC Financial
Services 8.25%		875,000	901,100
† PT Holdings		59	0
US Bancorp 6.50%		19,200	522,048
Total Preferred Stock
(cost $2,302,907)			2,331,950

Warrant – 0.00%
=@∏†Port Townsend		59	1
Total Warrant (cost $1,416)			1

	Principal
	Amount°
Short-Term Investments – 16.42%
≠Discount Notes – 2.52%
Federal Home Loan Bank
0.04% 4/27/12	USD	10,930,423	10,930,347
0.65% 4/25/12		19,634,305	19,634,187
			30,564,534
Repurchase Agreements – 3.02%
Bank of America 0.03%,
dated 3/30/12, to
be repurchased on
4/2/12, repurchase
price $10,930,451
(collateralized by
U.S. government
obligations 0.125%-
4.125% 12/31/13–
5/15/15; market value
$11,149,033)		10,930,424	10,930,424
BNP Paribas 0.04%,
dated 3/30/12, to
be repurchased on
4/2/12, repurchase
price $25,749,594
(collateralized by
U.S. government
obligations 1.375%-
7.50% 6/15/12–
2/15/37; market value
$26,264,498)		25,749,508	25,749,508
			36,679,932

≠U.S. Treasury Obligations – 10.88%
U.S. Treasury Bills
0.008% 4/19/12	USD	18,900,509	$18,900,169
0.04% 6/21/12		9,600,000	9,598,733
0.06% 7/5/12		2,600,000	2,599,524
0.07% 7/26/12		16,700,000	16,695,742
0.08% 8/2/12		700,000	699,781
0.08% 9/20/12		800,000	799,497
0.09% 8/23/12		9,000,000	8,995,797
0.10% 1/10/13		5,000,000	4,993,815
0.11% 10/18/12		2,500,000	2,498,240
0.12% 9/13/12		32,800,000	32,781,336
0.121% 8/16/12		12,100,000	12,095,087
0.133% 8/9/12		500,000	499,817
0.135% 9/6/12		3,000,000	2,998,223
0.14% 9/27/12		400,000	399,738
0.14% 2/7/13		6,400,000	6,390,893
0.15% 8/30/12		2,200,000	2,198,924
0.17% 3/7/13		5,600,000	5,591,180
0.18% 6/28/12		3,200,000	3,199,478
			131,935,974
Total Short-Term Investments
(cost $199,178,971)			199,180,440

Total Value of Securities
Before Securities
Lending Collateral – 102.90%
(cost $1,214,194,244)			1,248,213,091

	Number of
	Shares
**Securities Lending Collateral – 2.57%
Investment Companies
BNY Mellon SL DBT II
Liquidating Fund	374,161	364,171
Delaware Investments
Collateral Fund No. 1	30,800,339	30,800,339
@† Mellon GSL
Reinvestment Trust II	1,198,247	0
Total Securities Lending
Collateral (cost $32,372,747)		31,164,510

Total Value of Securities – 105.47%
(cost $1,246,566,991)		1,279,377,601	©

(continues)       59

Statements of net assets

Optimum Fixed Income Fund

	Number of	Value
	Contracts	(U.S. $)
Options Written – (0.03%)
Put Options – (0.02%)
U.S. Long Bond Future,
strike price $139,
Expires 4/30/12 (JPMC)	(97)	$(197,031)
		(197,031)
Call Swaption – (0.01%)
10-Yr IRO,
strike rate 2.50%,
expires 6/18/12 (CITI)	(4,100,000)	(112,906)
		(112,906)
Put Swaption – (0.00%)
10-Yr IRO, strike rate
2.50%, expires
6/18/12 (CITI)	(4,100,000)	(37,113)
		(37,113)
Total Options Written
(premium received ($286,829))		(347,050)

**Obligation to Return Securities
Lending Collateral – (2.67%)		(32,372,747)
Other Liabilities Net of
Receivables and Other
Assets – (2.77%)		(33,608,326)«
Net Assets Applicable to
124,891,406 Shares
Outstanding – 100.00%		$1,213,049,478

Net Asset Value – Optimum Fixed Income Fund
Class A ($40,620,429 / 4,181,781 Shares)		$9.71
Net Asset Value – Optimum Fixed Income Fund
Class B ($3,056,004 / 314,899 Shares)		$9.70
Net Asset Value – Optimum Fixed Income Fund
Class C ($154,777,524 / 15,947,151 Shares)		$9.71
Net Asset Value – Optimum Fixed Income Fund
Institutional Class ($1,014,595,521 / 104,447,575 Shares)		$9.71

Components of Net Assets at March 31, 2012:
Shares of beneficial interest
(unlimited authorization – no par)		$1,170,469,829
Undistributed net investment income		1,107,367
Accumulated net realized gain		9,465,941
Net unrealized appreciation of investments
and derivatives		32,006,341
Total net assets		$1,213,049,478

°	Principal amount shown is stated in the currency in which each security is denominated.
•	Variable rate security. The rate shown is the rate as of March 31, 2012. Interest rates reset periodically.
@	Illiquid security. At March 31, 2012, the aggregate value of illiquid securities was $27,478,280, which represented 2.27% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”
^	Zero coupon security. The rate shown is the yield at the time of purchase.
✗	Interest only security. An interest only security is the interest only portion of a fixed income security which is separated and sold individually from the principal portion of the security.
w	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2012, the aggregate value of Rule 144A securities was $143,511,602, which represented 11.83% of the Fund’s net assets. See Note 9 in “Notes to financial statements.“
*	Fully or partially on loan.
Φ	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at March 31, 2012.
=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At March 31, 2012, the aggregate value of fair valued securities was $42,002, which represented 0.00% of the Fund’s net assets. See Note 1 in “Notes to financial statements.“
‡	Non income producing security. Security is currently in default.
Δ	Securities have been classified by country of origin.
«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at March 31, 2012.
∞	Fully or partially pledged as collateral for futures contracts.
†	Non income producing security.
∏	Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At March 31, 2012, the aggregate value of restricted securities was $4, which represented 0.00% of the Fund’s net assets.
≠	The rate shown is the effective yield at the time of purchase.
**	See Note 8 in “Notes to financial statements“ for additional information on securities lending collateral and non-cash collateral.
©	Includes $129,883,573 of securities loaned.
«	Includes foreign currency valued at $2,561,413 with a cost of $2,572,275 and $1,090,000 restricted cash for open swap contracts.

Net Asset Value and Offering Price Per Share –
Optimum Fixed Income Fund
Net asset value Class A (A)	$9.71
Sales charge (4.50% of offering price) (B)	0.46
Offering price	$10.17

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

The following foreign currency exchange contracts, foreign cross currency exchange contracts, futures contracts and swap contracts were outstanding at March 31, 2012:[1]

Foreign Currency Exchange Contracts
						Unrealized
	Contracts to				Settlement	Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Date	(Depreciation)
BAML	AUD	(2,009,806)	USD	2,092,249	5/2/12	$18,371
BAML	BRL	5,328,985	USD	(2,892,258)	5/2/12	4,993
BAML	CLP	(769,348,000)	USD	1,575,855	5/2/12	(1,988)
BAML	EUR	(559,000)	JPY	61,803,599	5/2/12	1,160
BAML	EUR	(8,149,432)	USD	10,750,730	5/2/12	(119,405)
BAML	HUF	(1,664,661,200)	USD	7,480,000	5/2/12	(25,523)
BAML	JPY	(124,735,190)	USD	1,490,648	5/2/12	(16,549)
BAML	MXN	56,878,169	USD	(4,468,427)	5/2/12	(36,780)
BAML	NOK	(7,986,997)	USD	1,385,378	5/2/12	(15,536)
BAML	NZD	(410,350)	USD	332,846	5/2/12	(2,374)
BAML	RUB	108,541,510	USD	(3,687,686)	5/2/12	(4,671)
BAML	ZAR	(31,243,810)	USD	4,063,884	5/2/12	10,384
BCLY	EUR	(884,601)	USD	1,171,636	5/2/12	(8,290)
BCLY	JPY	77,686,984	USD	(926,732)	5/2/12	11,974
CITI	BRL	5,349,200	USD	(2,909,546)	5/2/12	(1,305)
CITI	CNY	49,500	USD	(7,776)	6/1/12	73
CITI	CNY	7,820,211	USD	(1,213,000)	2/1/13	25,544
CITI	EUR	(20,722,000)	USD	26,942,903	4/16/12	(695,094)
CITI	EUR	(2,146,052)	USD	2,831,791	5/2/12	(30,725)
CITI	EUR	3,242,000	USD	(4,275,206)	6/14/12	50,233
CITI	GBP	11,892,000	USD	(18,797,673)	6/12/12	213,138
CITI	JPY	77,620,704	USD	(925,853)	5/2/12	12,052
CITI	JPY	(432,732,000)	USD	5,266,570	6/7/12	36,093
CITI	KRW	6,376,334,319	USD	(5,648,522)	7/12/12	(55,879)
CITI	MYR	(13,544,706)	USD	4,242,000	4/23/12	(174,286)
CITI	PHP	(164,340)	USD	3,812	6/8/12	4
CITI	SGD	14,067,769	USD	(11,201,345)	5/15/12	(8,265)
GSC	BRL	6,563,952	USD	(3,560,592)	5/2/12	8,082
GSC	GBP	74,616	USD	(118,094)	5/2/12	1,224
GSC	NOK	(2,380,480)	USD	411,279	5/2/12	(6,256)
GSC	RUB	55,892,400	USD	(1,896,908)	5/2/12	(375)
HSBC	AUD	(3,826,342)	USD	3,982,839	5/2/12	34,517
HSBC	CLP	(785,545,814)	USD	1,612,037	5/2/12	975
HSBC	EUR	(1,774,842)	USD	2,342,277	5/2/12	(25,100)
HSBC	NOK	(19,482,027)	USD	3,384,000	5/2/12	(33,136)
HSBC	PLN	(5,441,904)	USD	1,710,000	5/2/12	(34,027)
JPMC	AUD	(14,529,000)	USD	15,414,107	4/23/12	406,500
JPMC	BRL	3,354,750	USD	(1,822,243)	5/2/12	1,659
JPMC	BRL	(17,071,054)	USD	9,518,821	6/4/12	298,551
JPMC	CAD	(442,000)	USD	446,925	6/21/12	4,627
JPMC	CNY	1,410,528	USD	(224,000)	6/1/12	(341)
JPMC	CNY	10,338,900	USD	(1,740,000)	4/7/16	(133,966)
JPMC	EUR	(4,233,000)	USD	5,512,672	4/16/12	(133,098)
JPMC	EUR	(310,921)	USD	410,105	5/2/12	(4,618)
JPMC	GBP	(12,524,000)	USD	19,669,192	6/12/12	(351,947)
JPMC	IDR	(460,768,000)	USD	48,966	7/2/12	(925)
JPMC	INR	534,380	USD	(11,497)	7/12/12	(1,211)
JPMC	MXN	(22,520,545)	USD	1,739,173	6/15/12	(8,254)
JPMC	MYR	13,499,260	USD	(4,450,795)	4/23/12	(49,326)
JPMC	NOK	(18,192,515)	USD	3,151,583	5/2/12	(39,374)
JPMC	TWD	(115,930)	USD	3,844	4/9/12	(85)
MSC	AUD	(1,222,280)	USD	1,269,656	5/2/12	8,410
MSC	CNY	55,270,000	USD	(8,600,000)	9/8/15	13,040
MSC	EUR	(4,023,012)	USD	5,306,824	5/2/12	(59,279)
MSC	GBP	(581,463)	USD	920,330	5/2/12	(9,489)
MSC	JPY	34,518,576	USD	(422,035)	5/2/12	(4,941)
MSC	NOK	(16,608,300)	USD	2,876,764	5/2/12	(36,322)
MSC	RUB	57,282,775	USD	(1,944,756)	5/2/12	(1,045)
						$(968,181)

Futures Contracts
					Unrealized
Contracts to		Notional Cost	Notional	Expiration	Appreciation
Buy (Sell)		(Proceeds)	Value	Date	(Depreciation)
11	Euro-Bund	$2,000,656	$2,031,669	6/12/12	$31,013
8	Long Gilt	1,447,818	1,465,224	6/30/12	17,406
(91)	U.S. Treasury
	10 yr Notes	(11,827,598)	(11,783,078)	6/29/12	44,520
(54)	U.S. Treasury
	Long Notes	(7,371,134)	(7,440,187)	6/21/12	(69,053)
		$(15,750,258)			$23,886

(continues)       61

Statements of net assets

Optimum Fixed Income Fund

Swap Contracts
CDS Contracts
				Annual		Unrealized
	Swap	Notional		Protection	Termination	Appreciation
Counterparty	Referenced Obligation	Value		Payments	Date	(Depreciation)
	Protection Purchased:
BAML	ITRAXX Europe
	Subordinate
	Financials
	17.15 yr CDS	EUR	7,090,000	5.00%	6/20/17	$176,527
BAML	Kingdom of Spain
	5 yr CDS	USD	1,951,000	1.00%	12/20/15	46,943
BCLY	ITRAXX Europe
	Subordinate
	Financials
	17.1 5 yr CDS	EUR	6,840,000	5.00%	6/20/17	168,105
	Kingdom of Spain
BCLY	5 yr CDS	USD	1,462,000	1.00%	3/20/15	54,338
BCLY	5 yr CDS		730,000	1.00%	3/21/16	21,286
BCLY	Republic of France
	5 yr CDS		2,504,000	0.25%	9/20/16	(40,832)
CITI	Credit Agricole
	5 yr CDS	EUR	2,600,000	1.00%	12/20/16	(8,999)
GSC	Republic of France
	5 yr CDS	USD	890,000	0.25%	9/20/16	(12,944)
JPMC	Finmeccanica		140,000	5.00%	3/20/17	(8,475)
JPMC	ITRAXX Europe
	Crossover
	16.1 5 yr CDS	EUR	7,685,000	5.00%	12/20/16	(433,220)
JPMC	Kingdom of Belgium
	5 yr CDS	USD	907,000	1.00%	3/20/17	(40,059)
	Kingdom of Spain
JPMC	5 yr CDS		1,648,000	1.00%	3/20/17	40,636
JPMC	5 yr CDs		1,788,000	1.00%	9/20/16	41,869
JPMC	MeadWestvaco
	5 yr CDS		725,000	1.00%	12/20/16	(28,608)
JPMC	Republic of France
	5 yr CDS		1,126,000	0.25%	12/20/16	(20,812)
JPMC	Republic of Italy
	5 yr CDS		907,000	1.00%	3/20/17	(44,419)
MSC	Dow Jones ITRAXX
	Europe
	Subordinate
	16.2 5 yr CDS	EUR	11,200,000	5.00%	12/20/16	(310,723)
	Japan
MSC	5 yr CDS	USD	2,250,000	1.00%	3/20/17	(46,752)
MSC	5 yr CDS		1,420,000	1.00%	9/20/16	(16,909)
MSC	Kingdom of Belgium
	5 yr CDS		2,932,000	1.00%	12/20/16	(113,888)
	Kingdom of Spain
MSC	5 yr CDS		1,631,000	1.00%	6/20/16	86,480
MSC	5 yr CDS		1,880,000	1.00%	3/20/17	24,503
MSC	Republic of France
	5 yr CDS		1,990,000	0.25%	9/20/16	(28,306)
MSC	Republic of Italy
	5 yr CDS		1,460,000	1.00%	9/20/16	22,122
						$(472,137)
	Protection Sold / Moody’s Rating:
CITI	Republic of Brazil
	5 yr CDS / Baa		2,000,000	1.00%	3/20/17	4,182
JPMC	Georgia Pacific
	5 yr CDS / Baa		725,000	1.00%	12/20/16	24,260
JPMC	Tyson Foods CDS / Ba		735,000	1.00%	3/20/16	23,908
MSC	People’s Republic
	of China
	5 yr CDS/Aa		2,700,000	1.00%	9/20/16	12,920
						$65,270
Total						$(406,867)

Interest Rate Swap Contracts

				Fixed
				Deal		Unrealized
				Receive	Maturity	Appreciation
Counterparty	Swap Referenced	Notional Amount		Rate	Date	(Depreciation)
CITI	3-Month LIBOR	USD	38,700,000	4.00%	9/21/21	$(232,012)
CITI	6-Month LIBOR	AUD	9,400,000	4.75%	6/15/22	45,256
CITI	6-Month LIBOR	AUD	6,600,000	6.00%	12/15/20	641,416
CITI	6-Month LIBOR	AUD	3,200,000	5.75%	12/15/21	293,368
JPMC	6-Month LIBOR	AUD	10,900,000	4.75%	6/15/22	39,618
JPMC	3-Month LIBOR	USD	4,000,000	4.00%	9/21/21	(18,662)
JPMC	Brazil CETIP
	Interbank Deposit	BRL	21,100,000	9.98%	1/2/15	10,757
MSC	3-Month Libor	USD	18,800,000	4.00%	9/21/21	(112,407)
MSC	Brazil CETIP
	Interbank Deposit	BRL	48,700,000	10.605%	1/2/15	48,255
Total						$715,589

The use of foreign currency exchange contracts, foreign cross currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

Summary of Abbreviations:
ARM — Adjustable Rate Mortgage
AUD — Australian Dollar
BAML — Bank of America Merrill Lynch
BCLY — Barclays Bank
BRL — Brazilian Real
CAD — Canadian Dollar
CDO — Collateralized Debt Obligation
CDS — Credit Default Swap
CITI — Citigroup Global Markets
CLP — Chilean Peso
CNY — Chinese Renminbi
EUR — European Monetary Unit
FGIC — Insured by Financial Guaranty Insurance Company
GBP — British Pound Sterling
GNMA — Government National Mortgage Association
GSC — Goldman Sachs Capital
GSMPS — Goldman Sachs Reperforming Mortgage Securities
HSBC — Hong Kong Shanghai Bank
HUF — Hungarian Forint
IDR — Indonesian Rupiah
INR — Indian Rupee
IRO — Interest Rate Swaption
JPMC — JPMorgan Chase Bank
JPY — Japanese Yen
KRW — South Korean Won
MASTR — Mortgage Asset Securitization Transactions, Inc.
MSC — Morgan Stanley Capital
MXN — Mexican Peso
MYR — Malaysian Ringgit
NATL-RE — Insured by National Public Finance Guarantee Corporation
NCUA — National Credit Union Administration
NOK — Norwegian Krone
NZD — New Zealand Dollar
PHP — Philippine Peso
PIK — Pay-in-kind
PLN — Polish Zloty
REIT — Real Estate Investment Trust
REMIC — Real Estate Mortgage Investment Conduit
RUB — Russian Ruble
S.F. — Single Family
SEK — Swedish Krona
SGD — Singapore Dollar
TBA — To be announced
TWD — Taiwanese Dollar
USD — United States Dollar
yr — Year
ZAR — South African Rand

See accompanying notes, which are an integral part of the financial statements.

(continues)       63

Statements of net assets

Optimum International Fund
March 31, 2012

		Number of	Value
		Shares	(U.S. $)
ΔCommon Stock – 97.14%
Argentina – 0.45%
	Arcos Dorados Holdings Class A	37,600	$680,184
*	MercadoLibre	6,798	664,776
			1,344,960
Australia – 4.91%
	Amcor	359,034	2,766,708
	AMP	796,674	3,564,669
	Australia & New Zealand
	Banking Group	68,900	1,659,907
	BHP Billiton	27,900	1,000,140
	CSL	8,700	323,406
	Newcrest Mining	32,900	1,011,381
	QBE Insurance Group	210,952	3,096,053
	Telstra	326,250	1,111,735
			14,533,999
Belgium – 0.37%
w†	Ageas VVPR Strip	48,482	65
	Anheuser-Busch InBev	14,900	1,088,554
			1,088,619
Bermuda – 0.26%
*	Seadrill	20,700	775,796
			775,796
Brazil – 1.02%
	BM&FBovespa	113,700	696,904
	Brasil Foods	29,700	586,468
	Cia Energetica de Minas
	Gerais ADR	31,055	738,488
	PDG Realty	95,000	327,308
	Tractebel Energia	36,800	655,109
			3,004,277
Canada – 1.93%
	First Quantum Minerals	31,500	600,601
	Gildan Activewear	15,000	412,761
*	Manulife Financial	47,300	640,592
*	Royal Bank of Canada	15,900	921,437
	Suncor Energy	27,000	882,091
*	Toronto-Dominion Bank	8,600	729,864
*	TransCanada	12,600	540,983
*	Yamana Gold	63,000	982,689
			5,711,018
China/Hong Kong – 2.48%
	AIA Group	303,500	1,111,901
†	Baidu ADR	4,500	655,965
	China Construction Bank	1,500,300	1,159,188
	China Merchants
	Holdings International	168,700	564,824
	China Mobile	55,600	611,803
	Hong Kong Exchanges
	& Clearing	32,700	549,520
*†	Lentuo International ADR	19,800	74,844
*†	Melco Crown Entertainment ADR	41,800	568,898
	REXLot Holdings	3,195,100	283,896
	Tencent Holdings	26,100	727,988
	Wharf Holdings	93,400	507,556
*	Zoomlion Heavy Industry
	Science & Technology	403,600	537,399
			7,353,782
France – 11.02%
	AXA	57,800	958,166
	BNP Paribas	10,100	479,190
	Carrefour	163,985	3,931,107
	Cie de Saint-Gobain	62,268	2,780,719
	Danone	12,000	836,999
	France Telecom	338,784	5,017,454
	GDF Suez	24,100	622,570
w†	GDF Suez VVPR Strip	8,820	12
	LVMH Moet Hennessy
	Louis Vuitton	4,100	704,547
	Sanofi	88,360	6,861,901
	Societe Generale	59,193	1,733,977
*	Total	93,721	4,779,656
	Vallourec	13,860	878,008
	Vinci	58,392	3,044,893
			32,629,199
Germany – 6.57%
	Adidas	10,800	843,176
	Allianz	10,400	1,240,945
†	Continental	6,500	613,486
	Daimler	11,200	675,296
	Deutsche Bank	21,400	1,064,689
	Deutsche Lufthansa	45,600	638,248
	Deutsche Telekom	393,794	4,740,830
	Gerry Weber International	23,308	894,307
	Infineon Technologies	71,366	729,629
	K+S	16,600	868,386
	Merck	8,300	918,530
	RWE	130,470	6,230,118
			19,457,640
Gilbraltar – 0.05%
	Bwin.Party Digital Entertainment	53,100	131,643
			131,643
India – 0.24%
	ICICI Bank	17,100	299,389
†	Jubilant Foodworks	17,290	399,953
			699,342
Indonesia – 0.44%
	Adaro Energy	2,340,500	494,003
	Indofood Sukses Makmur	1,086,000	576,017
	Tower Bersama Infrastructure	725,100	233,929
			1,303,949

		Number of	Value
		Shares	(U.S. $)
ΔCommon Stock (continued)
Ireland – 1.62%
	Accenture Class A	11,400	$735,300
	Covidien	12,600	688,968
	Experian	194,812	3,036,465
	Shire ADR	3,400	322,150
			4,782,883
Israel – 1.87%
†	Check Point Software Technologies	10,500	670,320
	Teva Pharmaceutical Industries ADR	107,800	4,857,468
			5,527,788
Italy – 2.92%
	ENI	236,501	5,548,054
	Intesa Sanpaolo	1,722,930	3,088,224
			8,636,278
Japan – 17.57%
*	Astellas Pharma	118,400	4,862,717
	Bridgestone	46,100	1,117,070
	Canon	118,300	5,587,401
	Chiba Bank	124,200	792,144
	Daiwa Office Investment	90	240,261
*	Honda Motor	19,800	752,201
*	HOYA	80,300	1,803,197
	IHI	523,000	1,320,372
*	Japan Prime Realty Investment	110	316,108
	JGC	32,000	991,484
	Kao	145,300	3,812,183
*	Kubota	103,900	997,771
	Mitsui Fudosan	38,800	741,927
*	Nintendo	11,000	1,654,285
*	ORIX	7,800	744,338
	Seven & I Holdings	182,400	5,415,706
	Shin-Etsu Chemical	26,000	1,501,238
	SMC	5,200	826,623
*	Softbank	27,900	824,682
*	Sumitomo Mitsui Financial Group	34,800	1,144,657
*	Takeda Pharmaceutical	101,000	4,447,001
	Tokio Marine Holdings	148,600	4,076,470
	Tokyo Electron	2,200	125,832
*	Toray Industries	142,500	1,056,894
*	Toyota Motor	101,500	4,377,061
	Trend Micro	29,600	909,257
	Yamato Holdings	30,500	471,215
	Zeon	118,700	1,099,751
			52,009,846
Luxembourg – 0.34%
	ArcelorMittal	52,000	993,783
			993,783
Malaysia – 0.18%
	Genting Malaysia	425,500	544,773
			544,773
Mexico – 0.53%
	Fomento Economico Mexicano ADR	12,500	1,028,375
	Grupo Modelo Series C	78,400	549,692
			1,578,067
Netherlands – 4.15%
	Akzo Nobel	13,900	820,666
	ASML Holding	2,600	129,962
	Corio	2,400	126,590
†	ING Groep CVA	260,379	2,169,299
	Koninklijke Ahold	318,449	4,412,627
	Koninklijke DSM	16,500	954,697
	Reed Elsevier	227,995	2,911,731
†	Unilever CVA	17,900	609,103
†	Ziggo	4,700	146,612
			12,281,287
Norway – 0.52%
	Statoil	41,500	1,126,783
	Storebrand	82,600	417,787
			1,544,570
Republic of Korea – 0.92%
†	Hynix Semiconductor	8,900	229,989
	Hyundai Marine & Fire Insurance	27,500	792,031
†	Samsung Electronics	900	1,013,783
	Samsung Life Insurance	8,000	699,708
			2,735,511
Singapore – 3.46%
	Avago Technologies	19,600	763,812
	DBS Group Holdings	71,000	801,002
	Jardine Matheson Holdings	29,200	1,460,000
	Sakari Resources	362,300	671,620
	Singapore Telecommunications	1,555,500	3,898,341
	United Overseas Bank	181,047	2,643,180
			10,237,955
South Africa – 0.41%
	MTN Group	34,300	603,750
	Naspers Class N	10,700	601,210
			1,204,960
Spain – 4.06%
	Banco Santander	257,071	1,978,203
†	Distribuidora Internacional
	de Alimentacion	80,119	397,164
	Iberdrola	705,626	4,006,084
	Repsol YPF	17,762	445,577
	Telefonica	316,306	5,182,323
			12,009,351
Sweden – 0.60%
*	Svenska Cellulosa Class B	33,300	576,819
*	Volvo Class B	82,400	1,200,647
			1,777,466

(continues)       65

Statements of net assets

Optimum International Fund

	Number of	Value
	Shares	(U.S. $)
ΔCommon Stock (continued)
Switzerland – 6.58%
† Julius Baer Group	18,100	$730,657
Nestle	40,500	2,548,355
Novartis	96,107	5,319,049
Roche Holding	5,000	870,167
SGS	885	1,721,569
† Swiss Re	18,200	1,162,324
† Syngenta	2,200	760,629
TE Connectivity	16,000	588,000
Xstrata	51,800	884,854
Zurich Insurance Group	18,218	4,896,075
		19,481,679
Taiwan – 2.04%
Chunghwa Telecom ADR	14,770	454,325
Mega Financial Holding	1,032,664	729,693
Taiwan Semiconductor
Manufacturing	1,456,269	4,190,099
United Microelectronics	1,350,000	661,114
		6,035,231
United Kingdom – 19.53%
Barclays	257,300	968,144
† Barratt Developments	29,800	67,206
Bellway	12,500	163,544
BG Group	208,803	4,835,885
BP	790,155	5,845,769
British American Tobacco	37,000	1,864,455
Britvic	113,600	698,990
Compass Group	409,928	4,297,847
Diageo	23,900	574,358
GlaxoSmithKline	249,443	5,571,638
HSBC Holdings	179,207	1,590,238
Imperial Tobacco Group	34,500	1,398,839
Inchcape	76,720	461,634
Invensys	210,000	668,410
Kazakhmys	29,600	429,881
Meggitt	93,300	602,735
National Grid	144,000	1,452,173
Persimmon	14,200	145,358
Rexam	134,900	923,693
Royal Dutch Shell Class A	202,179	7,077,945
SSE	47,900	1,018,195
† Subea 7	42,300	1,120,274
† Taylor Wimpey	214,400	176,605
TESCO	1,033,410	5,454,529
Unilever	155,740	5,141,390
Vodafone Group	1,429,514	3,937,243
Vodafone Group ADR	47,300	1,308,791
		57,795,769
United States – 0.10%
† NII Holdings	16,800	307,608
		307,608
Total Common Stock
(cost $287,235,296)		287,519,029

ΔPreferred Stock – 0.74%
Brazil – 0.50%
Banco Bradesco 3.40%	84,900	1,478,827
		1,478,827
Germany – 0.24%
Volkswagen 1.76%	4,042	710,752
		710,752
Total Preferred Stock
(cost $2,075,769)		2,189,579

	Principal
	Amount (U.S. $)
Short-Term Investments – 1.53%
≠Discount Notes – 0.59%
Federal Home Loan Bank
0.04% 4/27/12	$551,687	551,683
0.65% 4/25/12	1,196,527	1,196,519
		1,748,202
Repurchase Agreements – 0.62%
Bank of America 0.03%,
dated 3/30/12, to be
repurchased on 4/2/12,
repurchase price $551,688
(collateralized by U.S.
government obligations
0.125%-4.125%
12/31/13-5/15/15;
market value $562,721)	551,687	551,687
BNP Paribas 0.04%,
dated 3/30/12, to be
repurchased on 4/2/12,
repurchase price $1,299,648
(collateralized by U.S.
government obligations
1.375%-7.50%
6/15/12–2/15/37;
market value $1,325,637)	1,299,644	1,299,644
		1,851,331
≠U.S. Treasury Obligation – 0.32%
U.S. Treasury Bill 0.008% 4/19/12	934,076	934,060
		934,060
Total Short-Term Investments
(cost $4,533,518)		4,533,593
Total Value of Securities Before Securities
Lending Collateral – 99.41%
(cost $293,844,583)		294,242,201

	Number of	Value
	Shares	(U.S. $)
**Securities Lending Collateral – 9.44%
Investment Companies
BNY Mellon SL DBT II
Liquidating Fund	182,132	$177,269
Delaware Investments
Collateral Fund No. 1	27,776,435	27,776,435
†@Mellon GSL Reinvestment Trust II	620,609	0

Total Securities Lending Collateral
(cost $28,579,176)		27,953,704

Total Value of Securities – 108.85%
(cost $322,423,759)		322,195,905 ©
**Obligation to Return Securities
Lending Collateral – (9.65%)		(28,579,176)
Receivables and Other Assets
Net of Other Liabilities – 0.80%		2,373,992 «
Net Assets Applicable to 28,301,854
Shares Outstanding – 100.00%		$295,990,721

Net Asset Value – Optimum International Fund
Class A ($9,317,961 / 894,059 Shares)		$10.42
Net Asset Value – Optimum International Fund
Class B ($1,139,387 / 111,445 Shares)		$10.22
Net Asset Value – Optimum International Fund
Class C ($32,994,849 / 3,225,332 Shares)		$10.23
Net Asset Value – Optimum International Fund
Institutional Class ($252,538,524 / 24,071,018 Shares)		$10.49

Components of Net Assets at March 31, 2012:
Shares of beneficial interest
(unlimited authorization – no par)		$349,265,835
Undistributed net investment income		3,163,379
Accumulated net realized loss		(56,170,889)
Net unrealized depreciation of investments
and derivatives		(267,604)
Total net assets		$295,990,721

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 35 in “Security type/country and sector allocations.”
*	Fully or partially on loan.
w	Dividend coupon which when presented with the corresponding coupon of the share benefits from a reduced withholding tax of 15% (rather than 25%) on dividends paid.
†	Non income producing security.
≠	The rate shown is the effective yield at the time of purchase.
**	See Note 8 in “Notes to financial statements” for additional information on securities lending collateral and non-cash collateral.
@	Illiquid security. At March 31, 2012, the aggregate value of illiquid securities was $0, which represented 0.00% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”
©	Includes $27,225,461 of securities loaned.
«	Includes foreign currency valued at $2,468,163 with a cost of $2,465,982.

Net Asset Value and Offering Price Per Share –
Optimum International Fund
Net asset value Class A (A)	$10.42
Sales charge (5.75% of offering price) (B)	0.64
Offering price	$11.06

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $75,000 or more.

The following foreign currency exchange contracts were outstanding at March 31, 2012:1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to				Settlement	Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Date	(Depreciation)
CITI	AUD	2,708,000	USD	(2,770,509)	4/11/12	$30,494
CITI	CAD	3,906,000	USD	(3,839,698)	4/11/12	74,965
CITI	CHF	483,000	USD	(530,045)	4/11/12	5,088
CITI	DKK	3,282,000	USD	(591,625)	4/11/12	(3,309)
CITI	EUR	(6,571,000)	USD	8,505,792	4/11/12	(258,092)
CITI	GBP	1,165,000	USD	(1,841,188)	4/11/12	22,027
CITI	HKD	(782,000)	USD	100,739	4/11/12	33
CITI	JPY	143,905,000	USD	(1,801,648)	4/11/12	(63,156)
CITI	MXN	11,625,000	USD	(849,140)	4/11/12	58,468
CITI	NOK	(13,151,000)	USD	2,236,883	4/11/12	(71,675)
CITI	SEK	7,401,000	USD	(1,049,221)	4/11/12	68,896
CITI	SGD	(978,000)	USD	764,277	4/11/12	(13,835)
MNB	AUD	42,157	USD	(43,892)	4/2/12	(242)
MNB	AUD	(211,514)	USD	220,053	4/4/12	1,102
MNB	AUD	(7,313,000)	USD	7,711,705	4/27/12	161,216
MNB	EUR	176,431	USD	(234,505)	4/2/12	795
MNB	EUR	105,452	USD	(140,725)	4/3/12	(87)
MNB	JPY	38,517,732	USD	(464,080)	4/2/12	1,207
MNB	JPY	73,836,000	USD	(963,437)	4/11/12	(71,437)
MNB	SGD	226,966	USD	(180,734)	4/2/12	(158)
MNB	SGD	(380,000)	USD	302,694	4/11/12	360
						$(57,340)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

(continues)       67

Statements of net assets

Optimum International Fund

Summary of Abbreviations:
ADR — American Depositary Receipt
AUD — Australian Dollar
CAD — Canadian Dollar
CHF — Swiss Franc
CITI — Citigroup Global Markets
CVA — Dutch Certificate
DKK — Danish Krone
EUR — European Monetary Unit
GBP — British Pound Sterling
HKD — Hong Kong Dollar
JPY — Japanese Yen
MNB — Mellon National Bank
MXN — Mexican Peso
NOK — Norwegian Krone
SEK — Swedish Krona
SGD — Singapore Dollar
VVPR Strip — Dividend Coupon
USD — United States Dollar

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Growth Fund
March 31, 2012

		Number of	Value
		Shares	(U.S. $)
²Common Stock – 96.39%
Consumer Discretionary – 22.99%
†	Amazon.com	68,447	$13,861,201
†	AutoZone	5,631	2,093,606
	British Sky Broadcasting Group
	(United Kingdom)	126,462	1,367,343
†	CarMax	37,800	1,309,770
	Carnival (United Kingdom)	25,400	811,708
	CBS Class B	123,650	4,192,972
†	Chipotle Mexican Grill	4,400	1,839,200
	Cie Financiere Richemont ADR	837,126	5,242,167
	Coach	69,948	5,405,581
*†	Ctrip.com International ADR	22,200	480,408
	D.R.Horton	25,300	383,801
*†	Deckers Outdoor	18,800	1,185,340
†	Delphi Automotive
	(United Kingdom)	30,100	951,160
	Dick’s Sporting Goods	41,900	2,014,552
†	Discovery Communications Class A	8,900	450,340
	Disney (Walt)	38,200	1,672,396
†	Dollar General	43,250	1,998,150
†	Dollar Tree	13,026	1,230,827
*	Expedia	70,650	2,362,536
*	Focus Media Holding ADR	134,825	3,386,804
†	Fossil	8,700	1,148,226
*†	Groupon	49,000	900,620
†	Hanesbrands	41,400	1,222,956
	Harley-Davidson	17,200	844,176
	Home Depot	94,571	4,757,867
†	Hyatt Hotels Class A	13,000	555,360
	Johnson Controls	22,000	714,560
	Las Vegas Sands	106,400	6,125,448
	Lear	49,600	2,305,904
*	Lennar Class A	16,700	453,906
	Li & Fung (China)
	(Hong Kong Exchange)	714,000	1,638,441
†	Liberty Interactive Class A	38,600	736,874
	Limited Brands	52,667	2,528,016
	Lowe’s	227,950	7,153,071
†	Lululemon Athletica (Canada)	13,713	1,024,087
	Marriott International Class A	48,880	1,850,108
	McDonald’s	109,731	10,764,611
†	MGM Resorts International	22,800	310,536
†	Michael Kors Holdings (China)
	(Hong Kong Exchange)	33,050	1,539,800
	News Class A	270,150	5,319,254
	NIKE Class B	112,893	12,242,116
†	NVR	500	363,165
†	O’Reilly Automotive	35,554	3,247,858
†	Prada (Italy)	134,400	874,008
†	priceline.com	20,884	14,984,269
	PVH	25,100	2,242,183
	Ralph Lauren	16,700	2,911,311
	Ross Stores	18,800	1,092,280
	Starbucks	232,356	12,986,376
	Starwood Hotel &
	Resorts Worldwide	23,800	1,342,558
	Target	36,400	2,121,028
	TJX	300,950	11,950,725
	Vail Resorts	14,550	629,288
	Wyndham Worldwide	41,200	1,916,212
	Wynn Resorts	53,944	6,736,527
	Yum Brands	86,544	6,160,202
			185,933,789
Consumer Staples – 4.72%
	Coca-Cola	55,700	4,122,357
	Costco Wholesale	17,100	1,552,680
	CVS Caremark	176,200	7,893,760
	Estee Lauder Class A	50,024	3,098,487
	Mead Johnson Nutrition	72,291	5,962,562
†	Monster Beverage	13,000	807,170
	PepsiCo	35,500	2,355,425
	Philip Morris International	74,200	6,574,862
	Procter & Gamble	75,400	5,067,634
	Whole Foods Market	9,100	757,120
			38,192,057
Energy – 7.86%
	Anadarko Petroleum	83,369	6,531,127
	Cabot Oil & Gas	15,700	489,369
†	Cameron International	23,700	1,252,071
	Cimarex Energy	6,300	475,461
	ConocoPhillips	96,100	7,304,561
*†	Continental Resources	24,026	2,061,911
	EOG Resources	18,300	2,033,130
†	FMC Technologies	38,900	1,961,338
	Halliburton	260,396	8,642,542
†	Kodiak Oil & Gas	104,250	1,038,330
†	McDermott International	39,900	511,119
†	Nabors Industries (Bermuda)	139,950	2,447,726
	National Oilwell Varco	105,663	8,397,039
	Occidental Petroleum	86,873	8,272,916
	Pioneer Natural Resources	32,950	3,676,891
	Plains All American Pipeline	20,500	1,608,225
	Royal Dutch Shell ADR	41,800	2,931,434
	Schlumberger	31,000	2,167,830
†	Weatherford International
	(Switzerland)	50,200	757,518
	Williams	33,000	1,016,730
			63,577,268
Financials – 5.91%
†	Affiliated Managers Group	7,900	883,299
	American Express	48,000	2,777,280
	American Tower	94,400	5,949,088
	Annaly Capital Management	71,800	1,135,876
	Blackstone Group	168,300	2,682,702
	Franklin Resources	15,700	1,947,271

(continues)       69

Statements of net assets

Optimum Large Cap Growth Fund

		Number of	Value
		Shares	(U.S. $)
²Common Stock (continued)
Financials (continued)
	Home Properties	25,600	$1,561,856
†	IntercontinentalExchange	32,300	4,438,666
	Invesco	61,000	1,626,870
	JPMorgan Chase	14,100	648,318
	MetLife	62,750	2,343,713
	Regions Financial	274,400	1,808,296
	U.S. Bancorp	218,602	6,925,311
	Wells Fargo	383,046	13,077,190
			47,805,736
Healthcare – 7.90%
	Aetna	65,350	3,277,956
	Agilent Technologies	26,600	1,183,966
†	Alexion Pharmaceuticals	12,600	1,170,036
	Allergan	46,080	4,397,414
	Baxter International	10,800	645,624
†	Biogen Idec	59,487	7,493,576
	Bristol-Myers Squibb	99,630	3,362,513
†	Celgene	12,500	969,000
	CIGNA	41,850	2,061,113
	Covidien (Ireland)	90,350	4,940,338
†	Edwards Lifesciences	10,700	778,211
†	Express Scripts Holding	135,200	7,325,136
†	Gilead Sciences	63,050	3,079,993
*†	Human Genome Sciences	100,600	828,944
†	Insulet	58,150	1,112,991
	Johnson & Johnson	36,700	2,420,732
†	Life Technologies	46,200	2,255,484
	McKesson	24,500	2,150,365
	Pfizer	196,934	4,462,524
†	Regeneron Pharmaceuticals	3,300	384,846
	Stryker	18,100	1,004,188
	Thermo Fisher Scientific	45,000	2,537,100
†	United Therapeutics	3,500	164,955
	UnitedHealth Group	51,650	3,044,251
	Universal Health Services Class B	45,750	1,917,383
†	Valeant Pharmaceuticals
	International (Canada)	17,800	955,682
			63,924,321
Industrials – 13.29%
†	Babcock & Wilcox	19,700	507,275
	Boeing	19,200	1,427,904
	Caterpillar	44,950	4,788,074
	Chicago Bridge &
	Iron (Netherlands)	250	10,798
	Cooper Industries	61,450	3,929,728
	CSX	198,200	4,265,264
	Cummins	54,775	6,575,191
	Danaher	187,857	10,519,991
	Deere	23,100	1,868,790
	Expeditors International
	of Washington	15,300	711,603
	Fastenal	59,400	3,213,540
	FedEx	34,700	3,191,012
	Fluor	5,762	345,950
	General Dynamics	26,350	1,933,563
	Grainger (W.W.)	3,900	837,759
†	Hertz Global Holdings	151,750	2,282,320
	Honeywell International	75,450	4,606,223
	Hunt (J.B.) Transport	16,700	907,979
	Hutchison Port Holdings
	Trust (Singapore)	2,758,000	2,109,870
	Joy Global	4,700	345,450
†	Kansas City Southern	15,300	1,096,857
	KBR	49,350	1,754,393
	Precision Castparts	51,271	8,864,755
	Rockwell Automation	30,524	2,432,763
	Roper Industries	9,800	971,768
	Stanley Black & Decker	50,650	3,898,024
	Timken	17,200	872,728
	Towers Watson Class A	23,400	1,546,038
	Tyco International (Switzerland)	73,500	4,129,230
	Union Pacific	79,465	8,540,898
†	United Continental Holdings	63,800	1,371,700
	United Parcel Service Class B	84,700	6,836,984
*†	United Rentals	57,650	2,472,609
	United Technologies	41,850	3,471,039
†	Verisk Analytics Class A	37,400	1,756,678
†	WABCO Holdings	35,000	2,116,800
†	WESCO International	15,450	1,009,040
			107,520,588
Information Technology – 28.15%
	Accenture Class A (Ireland)	127,081	8,196,725
†	Akamai Technologies	31,500	1,156,050
†	Apple	107,221	64,275,772
	ASML Holding (Netherlands)	14,500	727,030
†	Autodesk	22,500	952,200
	Avago Technologies (Singapore)	76,150	2,967,566
†	Baidu ADR	84,320	12,291,326
†	Broadcom Class A	108,400	4,260,120
†	Check Point Software
	Technologies (Israel)	64,336	4,107,210
	Cisco Systems	92,750	1,961,663
†	Cognizant Technology Solutions
	Class A	24,800	1,908,360
†	eBay	231,450	8,538,191
†	EMC	205,200	6,131,376
=@†	Facebook Class A	17,038	530,684
=@†	Facebook Class B	30,629	954,005
†	Gartner	26,100	1,112,904
†	Google Class A	31,557	20,235,610
	IAC/InterActiveCorp	31,770	1,559,589
†	Informatica	19,000	1,005,100
	International Business Machines	34,850	7,271,453
†	Juniper Networks	95,000	2,173,600

		Number of	Value
		Shares	(U.S. $)
²Common Stock (continued)
Information Technology (continued)
*†	Lam Research	59,850	$2,670,507
*†	LinkedIn Class A	27,432	2,797,790
	MasterCard Class A	22,000	9,251,880
†	NetApp	121,900	5,457,463
†	Nuance Communications	37,700	964,366
	Oracle	110,150	3,211,974
	QUALCOMM	296,825	20,190,036
†	Red Hat	21,600	1,293,624
†	salesforce.com	20,450	3,159,730
†	SanDisk	14,700	728,973
	Seagate Technology (Ireland)	112,200	3,023,790
†	Skyworks Solutions	47,450	1,311,993
	Tencent Holdings (China)
	(Hong Kong Exchange)	63,400	1,768,368
†	Teradata	18,200	1,240,330
†	Trimble Navigation	18,800	1,023,096
=@†	Twitter	7,812	124,992
	Visa Class A	95,874	11,313,132
*†	VistaPrint (Netherlands)	97,350	3,762,578
†	VMware Class A	8,629	969,641
*†	Youku ADR	49,871	1,096,663
			227,677,460
Materials – 4.58%
	Air Products & Chemicals	3,400	312,120
	Celanese Class A	51,470	2,376,885
	Cytec Industries	28,550	1,735,555
	Dow Chemical	85,995	2,978,867
	Eastman Chemical	43,550	2,251,100
	Freeport-McMoRan Copper & Gold	65,000	2,472,600
	International Paper	29,300	1,028,430
	LyondellBasell Industries
	Class A (Netherlands)	39,700	1,732,905
	Monsanto	101,650	8,107,604
	Potash Corp. of
	Saskatchewan (Canada)	7,700	351,813
	Praxair	91,758	10,519,136
†	Rockwood Holdings	34,900	1,820,035
	Sherwin-Williams	12,200	1,325,774
			37,012,824
Telecommunication Services – 0.99%
†	Crown Castle International	88,000	4,693,920
	Vodafone Group ADR	119,900	3,317,633
			8,011,553
Total Common Stock
	(cost $604,223,378)		779,655,596

Convertible Preferred Stock – 0.05%
=@†	LivingSocial Series F	14,824	78,982
=@†	Twitter Series A	20	320
=@†	Twitter Series B	5,988	95,808
=@†	Twitter Series C	1,619	25,904
=@†	Twitter Series D	2,999	47,984
=@†	Twitter Series F	1,022	16,352
=@†	Twitter Series G-2	12,309	196,944
Total Convertible Preferred Stock
	(cost $498,781)		462,294

Preferred Stock– 0.14%
	Wells Fargo 8.00%	38,550	1,120,263
Total Preferred Stock
	(cost $741,030)		1,120,263

		Principal
		Amount (U.S. $)
Short-Term Investments – 3.35%
≠Discount Notes – 1.21%
	Federal Home Loan Bank
	0.04% 4/27/12	$4,036,979	4,036,951
	0.65% 4/25/12	5,749,380	5,749,346
			9,786,297
Repurchase Agreements – 1.68%
	Bank of America 0.03%, dated
	3/30/12, to be repurchased
	on 4/2/12, repurchase price
	$4,036,989 (collateralized by
	U.S. government obligations
	0.125%-4.125%
	12/31/13–5/15/15;
	market value $4,117,719)	4,036,979	4,036,979
	BNP Paribas 0.04%, dated
	3/30/12, to be repurchased
	on 4/2/12, repurchase price
	$9,510,205 (collateralized by
	U.S. government obligations
	1.375%-7.50%
	6/15/12–2/15/37;
	market value $9,700,376)	9,510,173	9,510,173
			13,547,152
≠U.S. Treasury Obligation – 0.46%
	U.S. Treasury Bill 0.008% 4/19/12	3,750,705	3,750,637
			3,750,637
Total Short-Term Investments
	(cost $27,083,710)		27,084,086

Total Value of Securities Before Securities
	Lending Collateral – 99.93%
	(cost $632,546,899)		808,322,239

(continues)       71

Statements of net assets

Optimum Large Cap Growth Fund

	Number of	Value
	Shares	(U.S. $)
**Securities Lending Collateral – 2.38%
Investment Companies
BNY Mellon SL DBT II
Liquidating Fund	502,050	$488,645
Delaware Investments
Collateral Fund No.1	18,755,004	18,755,004
†@Mellon GSL Reinvestment
Trust II	999,997	0
Total Securities Lending Collateral
(cost $20,257,051)		19,243,649

Total Value of Securities – 102.31%
(cost $652,803,950)		827,565,888 ©
**Obligation to Return Securities
Lending Collateral – (2.50%)		(20,257,051)
Receivables and Other Assets Net of
Other Liabilities – 0.19%		1,540,997
Net Assets Applicable to 59,174,766
Shares Outstanding – 100.00%		$808,849,834

Net Asset Value – Optimum Large Cap Growth Fund
Class A ($34,170,233 / 2,535,753 Shares)		$13.48
Net Asset Value – Optimum Large Cap Growth Fund
Class B ($3,627,653 / 285,043 Shares)		$12.73
Net Asset Value – Optimum Large Cap Growth Fund
Class C ($120,182,897 / 9,445,166 Shares)		$12.72
Net Asset Value – Optimum Large Cap Growth Fund
Institutional Class ($650,869,051 / 46,908,804 Shares)		$13.88

Components of Net Assets at March 31, 2012:
Shares of beneficial interest
(unlimited authorization – no par)		$707,087,297
Accumulated net investment loss		(217,029)
Accumulated net realized loss		(72,832,712)
Net unrealized appreciation of investments
and derivatives		174,812,278
Total net assets		$808,849,834

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†	Non income producing security.
*	Fully or partially on loan.
=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At March 31, 2012, the aggregate value of fair valued securities was $2,071,975, which represented 0.26% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”
@	Illiquid security. At March 31, 2012, the aggregate value of illiquid securities was $2,071,975, which represented 0.26% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”
≠	The rate shown is the effective yield at the time of purchase.
**	See Note 8 in “Notes to financial statements” for additional information on securities lending collateral and non-cash collateral.
©	Includes $21,635,534 of securities loaned.

Net Asset Value and Offering Price Per Share –
Optimum Large Cap Growth Fund
Net asset value Class A (A)	$13.48
Sales charge (5.75% of offering price) (B)	0.82
Offering price	$14.30

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $75,000 or more.

The following foreign currency exchange contracts were outstanding at March 31, 2012:1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to				Settlement	Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Date	(Depreciation)
MNB	GBP	(283,504)	USD	449,722	4/2/12	$(3,719)
MNB	GBP	(27,178)	USD	43,241	4/3/12	(229)
						$(3,948)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

Summary of Abbreviations:
ADR — American Depositary Receipt
GBP — British Pound Sterling
MNB — Mellon National Bank
USD — United States Dollar

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Value Fund
March 31, 2012

		Number of	Value
		Shares	(U.S. $)
Common Stock – 98.14%
Consumer Discretionary – 10.22%
	Advance Auto Parts	18,660	$1,652,716
	Coach	171,265	13,235,359
	Comcast Special Class A	103,000	3,039,530
†	Delphi Automotive	23,310	736,596
	Disney (Walt)	132,220	5,788,592
†	General Motors	28,920	741,798
	Hasbro	85,790	3,150,209
	Johnson Controls	112,830	3,664,718
	Kohl’s	23,360	1,168,701
	Omnicom Group	84,130	4,261,185
	Ross Stores	164,729	9,570,755
	Staples	111,440	1,803,099
	Target	92,240	5,374,825
	TJX	361,144	14,341,028
	Viacom Class B	82,400	3,910,704
	Yum Brands	79,656	5,669,914
			78,109,729
Consumer Staples – 13.09%
	Altria Group	400,977	12,378,160
	Colgate-Palmolive	67,998	6,648,844
	CVS Caremark	70,831	3,173,229
	Danone (France)	31,068	2,166,990
	Diageo (United Kingdom)	253,146	6,083,538
	General Mills	140,460	5,541,147
	Herbalife (Cayman Islands)	185,650	12,776,432
	Kellogg	214,547	11,506,156
	Lorillard	7,000	906,360
	Nestle (Switzerland)	70,180	4,415,890
	PepsiCo	48,010	3,185,464
	Philip Morris International	282,588	25,040,123
	Procter & Gamble	32,626	2,192,793
	Reynolds American	17,150	710,696
	Smucker (J.M.)	16,450	1,338,372
	Walgreen	57,660	1,931,033
			99,995,227
Energy – 13.84%
	Apache	102,927	10,337,988
	Chevron	146,443	15,704,547
	Core Laboratories (Netherlands)	76,565	10,073,657
*	Diamond Offshore Drilling	112,355	7,499,696
	EOG Resources	17,860	1,984,246
	Exxon Mobil	229,474	19,902,280
	Halliburton	186,424	6,187,413
	Hess	5,450	321,278
	HollyFrontier	235,382	7,567,531
	Marathon Oil	282,630	8,959,371
	Occidental Petroleum	62,130	5,916,640
*	RPC	234,194	2,484,793
	Transocean (Switzerland)	19,940	1,090,718
	Valero Energy	298,429	7,690,515
			105,720,673
Financials – 19.64%
	ACE (Switzerland)	39,820	2,914,824
	AFLAC	141,371	6,501,652
	American Capital Agency	306,333	9,049,077
	Annaly Capital Management	398,684	6,307,181
	Aon (United Kingdom)	71,270	3,496,506
	Apartment Investment
	& Management	290,817	7,680,477
	Bank of America	111,870	1,070,596
	Bank of New York Mellon	262,476	6,333,546
	BlackRock	20,953	4,293,270
	CBOE Holdings	142,118	4,038,994
	Chimera Investment	3,084,903	8,730,275
	Chubb	37,880	2,617,887
	Discover Financial Services	124,248	4,142,428
	Eaton Vance	260,166	7,435,544
	Federated Investors Class B	542,036	12,147,026
	Franklin Resources	19,700	2,443,391
	Goldman Sachs Group	75,080	9,337,700
	JPMorgan Chase	242,590	11,154,287
	MetLife	188,490	7,040,102
	Moody’s	42,170	1,775,357
	PNC Financial Services Group	44,680	2,881,413
	Prudential Financial	82,920	5,256,299
	State Street	73,240	3,332,420
	SunTrust Banks	22,580	545,759
	Travelers	70,290	4,161,168
	Waddell & Reed Financial Class A	235,411	7,629,671
	Wells Fargo	227,340	7,761,388
			150,078,238
Healthcare – 11.12%
	Abbott Laboratories	110,690	6,784,190
	Becton, Dickinson	28,370	2,202,931
†	Endo Pharmaceuticals Holdings	250,980	9,720,455
†	Express Scripts Holding	169,510	9,184,052
†	Gilead Sciences	180,684	8,826,413
	Johnson & Johnson	141,020	9,301,679
	Medtronic	119,150	4,669,489
	Merck	64,610	2,481,024
	Pfizer	483,015	10,945,120
	Quest Diagnostics	32,930	2,013,670
	Roche Holding (Switzerland)	10,504	1,828,047
	St. Jude Medical	67,690	2,999,344
	Thermo Fisher Scientific	56,550	3,188,289
†	Waters	116,460	10,791,184
			84,935,887
Industrials – 12.51%
	3M	67,280	6,002,049
	Canadian National Railway (Canada)	27,020	2,146,199
	Caterpillar	35,060	3,734,591
	Copa Holdings Class A (Panama)	181,852	14,402,678
	Cummins	75,034	9,007,081
	Danaher	78,390	4,389,840

(continues)       73

Statements of net assets

Optimum Large Cap Value Fund

	Number of	Value
	Shares	(U.S. $)
Common Stock (continued)
Industrials (continued)
Dun & Bradstreet	24,070	$2,039,451
Eaton	48,400	2,411,772
Fluor	10,070	604,603
Honeywell International	98,140	5,991,447
† Huntington Ingalls Industries	10,783	433,908
Lockheed Martin	238,155	21,400,608
Northrop Grumman	64,560	3,943,325
Stanley Black & Decker	58,417	4,495,772
Tyco International (Switzerland)	85,220	4,787,660
United Parcel Service Class B	22,970	1,854,138
United Technologies	95,440	7,915,794
		95,560,916
Information Technology – 11.16%
Accenture Class A (Ireland)	187,659	12,104,006
† Apple	22,567	13,528,239
ASML Holding (Netherlands)	25,620	1,284,587
Cisco Systems	120,740	2,553,651
† Fiserv	18,960	1,315,634
Hewlett-Packard	38,080	907,446
Intel	128,470	3,611,292
International Business Machines	82,366	17,185,666
MasterCard Class A	5,310	2,233,067
Microsoft	342,462	11,044,400
Oracle	230,790	6,729,836
† Western Digital	226,069	9,356,996
Western Union	192,750	3,392,400
		85,247,220
Materials – 4.00%
Air Products & Chemicals	39,400	3,616,920
CF Industries Holdings	42,505	7,763,538
Cliffs Natural Resources	134,610	9,323,088
Freeport-McMoRan Copper & Gold	92,366	3,513,603
PPG Industries	47,310	4,532,298
Sherwin-Williams	16,840	1,830,003
		30,579,450
Telecommunication Services – 1.83%
AT&T	284,010	8,869,633
Vodafone Group (United Kingdom)	1,850,930	5,097,929
		13,967,562
Utilities – 0.73%
PG&E	80,260	3,484,086
PPL	40,810	1,153,291
Public Service Enterprise Group	30,610	936,972
		5,574,349
Total Common Stock
(cost $614,968,588)		749,769,251

Convertible Preferred Stock – 0.07%
PPL 9.50% exercise price $28.80,
expiration date 7/1/13	9,830	534,162
Total Convertible Preferred Stock
(cost $491,500)		534,162

	Principal
	Amount (U.S. $)
Short-Term Investments – 1.71%
≠Discount Notes – 0.59%
Federal Home Loan Bank
0.04% 4/27/12	$2,101,369	2,101,354
0.65% 4/25/12	2,402,649	2,402,635
		4,503,989
Repurchase Agreements – 0.92%
Bank of America 0.03%, dated
3/30/12, to be repurchased
on 4/2/12, repurchase price
$2,101,374 (collateralized by
U.S. government obligations
0.125%-4.125% 12/31/13–
5/15/15; market value
$2,143,396)	2,101,369	2,101,369
BNP Paribas 0.04%, dated
3/30/12, to be repurchased
on 4/2/12, repurchase price
$4,950,347 (collateralized by
U.S. government obligations
1.375%-7.50% 6/15/12–
2/15/37; market value
$5,049,338)	4,950,331	4,950,331
		7,051,700
≠U.S. Treasury Obligation – 0.20%
U.S. Treasury Bill 0.008% 4/19/12	1,542,956	1,542,928
		1,542,928
Total Short-Term Investments
(cost $13,098,451)		13,098,617

Total Value of Securities Before
Securities Lending Collateral –
99.92% (cost $628,558,539)		763,402,030

	Number of
	Shares
**Securities Lending Collateral – 0.87%
Investment Companies
BNY Mellon SL DBT II
Liquidating Fund	353,804	344,358
Delaware Investments
Collateral Fund No. 1	6,255,754	6,255,754
†@ Mellon GSL
Reinvestment Trust II	996,642	0
Total Securities Lending Collateral
(cost $7,606,200)		6,600,112

	Value
	(U.S. $)

Total Value of Securities – 100.79%
(cost $636,164,739)	$770,002,142	©
**Obligation to Return Securities
Lending Collateral – (1.00%)	(7,606,200)
Receivables and Other Assets Net
of Other Liabilities – 0.21%	1,602,448	«
Net Assets Applicable to 64,948,708
Shares Outstanding – 100.00%	$763,998,390

Net Asset Value – Optimum Large Cap Value Fund
Class A ($31,478,208 / 2,679,897 Shares)	$11.75
Net Asset Value – Optimum Large Cap Value Fund
Class B ($3,478,122 / 299,833 Shares)	$11.60
Net Asset Value – Optimum Large Cap Value Fund
Class C ($111,556,947 / 9,621,764 Shares)	$11.59
Net Asset Value – Optimum Large Cap Value Fund
Institutional Class ($617,485,113 / 52,347,214 Shares)	$11.80

Components of Net Assets at March 31, 2012:
Shares of beneficial interest
(unlimited authorization – no par)	$788,249,300
Undistributed net investment income	9,816,408
Accumulated net realized loss	(167,936,840)
Net unrealized appreciation of investments and
foreign currencies	133,869,522
Total net assets	$763,998,390

†	Non income producing security.
*	Fully or partially on loan.
≠	The rate shown is the effective yield at the time of purchase.
**	See Note 8 in “Notes to financial statements” for additional information on securities lending collateral.
@	Illiquid security. At March 31, 2012, the aggregate value of illiquid securities was $0, which represented 0.00% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”
©	Includes $7,328,168 of securities loaned.
«	Includes foreign currency valued at $8,652 with a cost of $8,657.

Net Asset Value and Offering Price Per Share –
Optimum Large Cap Value Fund
Net asset value Class A (A)	$11.75
Sales charge (5.75% of offering price) (B)	0.72
Offering price	$12.47

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $75,000 or more.

See accompanying notes, which are an integral part of the financial statements.

(continues)       75

Statements of net assets

Optimum Small-Mid Cap Growth Fund
March 31, 2012

		Number of	Value
		Shares	(U.S. $)
Common Stock – 97.77%
Consumer Discretionary – 20.06%
	Abercrombie & Fitch Class A	42,900	$2,128,269
*†	American Public Education	29,320	1,114,160
†	Bally Technologies	67,000	3,132,250
	Brunswick	39,400	1,014,550
†	Buffalo Wild Wings	14,870	1,348,560
†	Cheesecake Factory	49,620	1,458,332
	Dana Holding	115,640	1,792,420
*†	Deckers Outdoor	24,852	1,566,919
	DSW Class A	37,380	2,047,303
†	Express	85,580	2,137,788
*†	Gaylord Entertainment	120,000	3,695,999
	GNC Holdings	89,240	3,113,584
†	Hanesbrands	70,330	2,077,548
†	Helen of Troy (Bermuda)	45,000	1,530,450
†	Hibbett Sports	13,300	725,515
	Jarden	55,000	2,212,650
*	Lennar Class A	50,230	1,365,251
*†	Life Time Fitness	38,000	1,921,660
†	LKQ	60,000	1,870,200
	Localiza Rent a Car (Brazil)	65,400	1,203,648
*†	Lululemon Athletica (Canada)	32,000	2,389,760
†	Madden (Steven)	28,625	1,223,719
†	Meritage Homes	32,120	869,167
†	Pier 1 Imports	103,000	1,872,540
†	Pinnacle Entertainment	135,000	1,553,850
	Pool	45,000	1,683,900
†	PulteGroup	187,630	1,660,526
	PVH	10,000	893,300
†	Red Robin Gourmet Burgers	19,360	719,998
	Rent-A-Center	53,510	2,020,003
*†	rue21	58,310	1,710,815
*†	Saks	67,500	783,675
†	Shutterfly	86,600	2,713,178
*†	Skullcandy	30,000	474,900
	Sotheby’s	24,840	977,206
†	Tempur-Pedic International	27,550	2,326,047
†	Tenneco	44,510	1,653,547
*†	TripAdvisor	48,500	1,729,995
†	True Religion Apparel	20,800	569,920
†	Urban Outfitters	46,620	1,357,108
*†	Vera Bradley	25,500	769,845
†	Warnaco Group	23,000	1,343,200
†	WMS Industries	55,000	1,305,150
			70,058,405
Consumer Staples – 0.89%
†	Chefs’ Warehouse	65,000	1,504,100
†	Elizabeth Arden	45,514	1,592,080
			3,096,180
Energy – 7.41%
*†	Approach Resources	10,000	369,500
†	Atwood Oceanics	99,800	4,480,021
†	Bonanza Creek Energy	58,910	1,287,184
	Cabot Oil & Gas	6,000	187,020
†	Carrizo Oil & Gas	50,430	1,425,152
	Core Laboratories (Netherlands)	11,000	1,447,270
†	FMC Technologies	41,000	2,067,220
†	Gulfmark Offshore	41,888	1,925,172
†	Hornbeck Offshore Services	26,000	1,092,780
*†	Houston America Energy	15,000	78,300
†	ION Geophysical	137,558	887,249
†	Petroleum Development	19,000	704,710
†	Rex Energy	134,410	1,435,499
†	Rosetta Resources	73,750	3,596,050
	SM Energy	19,000	1,344,630
†	Swift Energy	15,000	435,450
	Tidewater	23,880	1,289,998
	World Fuel Services	44,500	1,824,500
			25,877,705
Financials – 9.75%
	Associated Banc-Corp	68,100	950,676
	Associated Estates Realty	136,000	2,222,240
	Berkshire Hills Bancorp	25,500	584,460
	BioMed Realty Trust	87,000	1,651,260
	City National	30,000	1,574,100
	Coresite Realty	71,600	1,689,044
*	DuPont Fabros Technology	70,000	1,711,500
	East West Bancorp	10,220	235,980
	Eaton Vance	50,000	1,429,000
†	Enstar Group (Bermuda)	6,700	663,233
	Extra Space Storage	63,600	1,831,044
	First Busey	177,800	878,332
	First Commonwealth Financial	72,000	440,640
	Hancock Holding	27,318	970,062
	Kaiser Federal Financial Group	54,674	764,889
	Kilroy Realty	15,000	699,150
	Kite Realty Group Trust	245,000	1,291,150
†	Knight Capital Group Class A	82,350	1,059,845
	Lakeland Financial	19,300	502,379
	Manning & Napier	28,800	423,360
	MB Financial	72,000	1,511,280
*†	NetSpend Holdings	39,400	305,744
	Pacific Continental Bancorp	111,000	1,045,620
	Pebblebrook Hotel Trust	45,770	1,033,487
	Provident New York	60,000	507,600
	Sandy Spring Bancorp	32,400	588,708
	SEI Investments	35,000	724,150
†	Strategic Hotel & Resorts	164,480	1,082,278
†	SVB Financial Group	15,000	965,100

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
Financials (continued)
	Tower Group	38,000	$852,340
	Trico Bancshares	27,350	476,437
	Valley National Bancorp	121,917	1,578,825
†	Western Alliance Bancorp	89,603	758,937
*†	World Acceptance	17,000	1,041,250
			34,044,100
Healthcare – 14.36%
†	ABIOMED	33,110	734,711
†	Akorn	46,000	538,200
†	Alexion Pharmaceuticals	20,000	1,857,200
*†	Algeta (Norway)	18,147	457,978
*†	Alimera Sciences	26,100	88,218
†	Amylin Pharmaceuticals	31,830	794,477
*†	Anthera Pharmaceuticals	48,500	107,185
†	Ardea Biosciences	41,760	908,698
*†	Auxilium Pharmaceuticals	38,000	705,660
†	BioMarin Pharmaceutical	51,000	1,746,750
†	Catalyst Health Solutions	20,470	1,304,553
†	Cepheid	37,900	1,585,357
*†	Chelsea Therapeutics International	93,000	238,080
†	eResearch Technology	31,300	244,766
*†	Exelixis	132,740	687,593
†	Gen-Probe	41,900	2,782,578
†	Health Net	26,600	1,056,552
*†	HeartWare International	22,780	1,496,418
	Hill-Rom Holdings	42,000	1,403,220
*†	Horizon Pharma	15,000	62,100
*†	Immunogen	63,310	911,031
*†	Incyte	63,980	1,234,814
†	Insulet	69,590	1,331,953
*†	InterMune	32,000	469,440
*†	Ironwood Pharmaceuticals	77,400	1,030,194
†	Isis Pharmaceuticals	61,000	534,970
†	Mednax	15,000	1,115,550
†	Mettler-Toledo International	25,500	4,711,125
†	NPS Pharmaceuticals	243,150	1,663,146
†	ONYX Pharmaceuticals	45,970	1,732,150
*†	Pacific Biosciences	39,000	133,380
*†	PAREXEL International	55,980	1,509,781
	Patterson	51,000	1,703,400
*†	Raptor Pharmaceutical	47,000	317,720
†	Salix Pharmaceuticals	37,610	1,974,525
*†	Seattle Genetics	140,050	2,854,218
†	Sirona Dental Systems	37,000	1,906,980
†	SXC Health Solutions	35,990	2,697,810
†	Synageva BioPharma	3,000	107,610
	Techne	11,000	771,100
†	Vocera Communications	2,400	56,160
†	Volcano	38,059	1,078,973
†	WellCare Health Plans	21,270	1,528,888
			50,175,212
Industrials – 18.09%
*	Acorn Energy	100,000	1,087,000
	Acuity Brands	26,000	1,633,580
†	Advisory Board	19,500	1,728,090
	AMETEK	77,500	3,759,525
†	Avis Budget Group	60,170	851,406
†	CAI International	38,300	696,294
	Chicago Bridge & Iron (Netherlands)	35,000	1,511,650
†	Colfax	48,100	1,695,044
†	Corrections Corp. of America	45,310	1,237,416
†	DigitalGlobe	90,800	1,211,272
	Donaldson	97,800	3,494,394
	ESCO Technologies	64,200	2,360,634
†	Esterline Technologies	14,000	1,000,440
†	GrafTech International	70,500	841,770
	HEICO Class A	33,125	1,329,969
	Herman Miller	27,000	619,920
†	Hertz Global Holdings	56,500	849,760
†	II-VI	62,000	1,466,300
	Interface Class A	90,000	1,255,500
	Kennametal	41,000	1,825,730
	Knoll	75,000	1,248,000
	Landstar System	30,860	1,781,239
†	Meritor	135,720	1,095,260
†	Middleby	11,900	1,204,042
†	Moog Class A	57,800	2,479,042
	Nordson	76,000	4,142,760
†	Old Dominion Freight Line	40,774	1,943,697
†	Oshkosh	27,000	625,590
	Pentair	49,000	2,332,890
*†	Polypore International	35,890	1,261,892
†	Real Goods Solar Class A	150,000	217,500
†	Rush Enterprises Class A	65,000	1,379,300
	Sauer-Danfoss	14,200	667,400
†	Spirit Airlines	116,670	2,341,567
†	SYKES Enterprises	77,516	1,224,753
†	Teledyne Technologies	22,010	1,387,731
	Toro	23,000	1,635,530
*†	Trex	49,960	1,602,717
*†	United Rentals	38,560	1,653,838
*†	US Airways Group	139,080	1,055,617
†	WABCO Holdings	13,000	786,240
*†	Westport Innovations (Canada)	16,633	680,622
			63,202,921
Information Technology – 23.07%
†	Acme Packet	27,050	744,416
	Adtran	11,540	359,933
†	Advent Software	20,000	512,000
	Amphenol Class A	28,400	1,697,468
†	ANSYS	35,000	2,275,700
†	Ariba	27,000	883,170
*†	Aruba Networks	63,670	1,418,568
†	Atmel	155,000	1,528,300
†	Bottomline Technologies	41,190	1,150,849

(continues)       77

Statements of net assets

Optimum Small-Mid Cap Growth Fund

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
Information Technology (continued)
*†	BroadSoft	58,080	$2,221,560
†	Cadence Design Systems	326,740	3,868,601
†	Ciena	63,280	1,024,503
†	Coherent	26,120	1,523,580
*†	Concur Technologies	65,950	3,784,210
*†	Constant Contact	15,000	446,850
†	Cypress Semiconductor	91,430	1,429,051
†	DealerTrack Holdings	37,550	1,136,263
†	Entegris	110,000	1,027,400
†	ExlService Holdings	60,000	1,646,400
†	Fabrinet (Cayman Islands)	71,330	1,263,254
†	Finisar	148,220	2,986,633
†	Hackett Group	26,225	156,563
†	Hittite Microwave	10,000	543,100
*	IAC/InterActiveCorp	42,490	2,085,834
†	Imperva	20,400	798,660
*†	Infinera	60,000	487,200
†	Informatica	55,000	2,909,500
†	IPG Photonics	58,000	3,018,900
†	Ixia	75,400	941,746
	Jabil Circuit	86,030	2,161,074
*†	Jive Software	43,560	1,183,090
†	Lattice Semiconductor	219,267	1,409,887
†	LivePerson	87,290	1,463,853
†	MICROS Systems	28,000	1,548,120
†	Microsemi	60,000	1,286,400
†	Microstrategy	12,890	1,804,600
†	NETGEAR	19,000	725,800
†	ON Semiconductor	130,000	1,171,300
†	Parametric Technology	59,080	1,650,695
*	Pegasystems	23,170	884,167
†	Riverbed Technology	52,910	1,485,713
†	Sapient	198,500	2,471,325
†	Skyworks Solutions	52,160	1,442,224
	Solera Holdings	21,070	966,902
†	SPS Commerce	80,000	2,150,400
†	Stratasys	18,000	657,360
	Syntel	28,170	1,577,520
†	TIBCO Software	27,000	823,500
†	TriQuint Semiconductor	95,000	655,025
*†	Ubiquiti Networks	25,900	819,217
†	Ultratech	21,600	625,968
*†	Universal Display	25,680	938,090
*†	VeriFone Systems	46,400	2,406,768
†	Virtusa	85,411	1,475,048
†	WNS Holdings ADR	36,500	439,825
†	Wright Express	23,300	1,508,209
†	Zebra Technologies	24,000	988,320
			80,590,612
Materials – 1.25%
	Albemarle	28,000	1,789,760
	Methanex (Canada)	79,310	2,572,024
			4,361,784
Telecommunication Services – 2.89%
†	AboveNet	27,000	2,235,600
*†	Boingo Wireless	75,000	907,500
†	Cogent Communications Group	18,290	348,973
†	MetroPCS Communications	109,900	991,298
*†	SBA Communications Class A	65,000	3,302,650
†	tw telecom Class A	104,000	2,304,640
			10,090,661
Total Common Stock
	(cost $275,574,329)		341,497,580

Exchange-Traded Fund – 1.44%
*	iShares Russell 2000 Growth
	Index Fund	52,800	5,036,064
Total Exchange-Traded Fund
	(cost $5,062,034)		5,036,064

		Principal
		Amount (U.S. $)
Short-Term Investments – 1.56%
≠Discount Notes – 0.54%
	Federal Home Loan Bank
	0.04% 4/27/12	$ 727,777	727,771
	0.65% 4/25/12	1,147,071	1,147,065
			1,874,836
Repurchase Agreements – 0.70%
	Bank of America 0.03%, dated
	3/30/12, to be repurchased
	on 4/2/12, repurchase price
	$727,779 (collateralized by U.S.
	government obligations 0.125%-
	4.125% 12/31/13–5/15/15;
	market value $742,332)	727,777	727,777
	BNP Paribas 0.04%, dated 3/30/12,
	to be repurchased on 4/2/12,
	repurchase price $1,714,476
	(collateralized by U.S.
	government obligations
	1.375%-7.50% 6/15/12–2/15/37;
	market value $1,748,760)	1,714,470	1,714,470
			2,442,247
≠U.S. Treasury Obligation – 0.32%
	U.S. Treasury Bill 0.008% 4/19/12	1,135,665	1,135,644
			1,135,644
Total Short-Term Investments
	(cost $5,452,646)		5,452,727

Total Value of Securities Before Securities
	Lending Collateral – 100.77%
	(cost $286,089,009)		351,986,371

	Number of	Value
	Shares	(U.S. $)
**Securities Lending Collateral – 11.00%
Investment Companies
BNY Mellon SL DBT II
Liquidating Fund	205,071	$199,596
Delaware Investments
Collateral Fund No. 1	38,201,799	38,201,799
†@Mellon GSL Reinvestment Trust II	484,445	0
Total Securities Lending Collateral
(cost $38,891,315)		38,401,395

Total Value of Securities – 111.77%
(cost $324,980,324)		390,387,766 ©
**Obligation to Return Securities
Lending Collateral – (11.14%)		(38,891,315)
Other Liabilities Net of Receivables and
Other Assets – (0.63%)		(2,213,384)
Net Assets Applicable to 26,191,966
Shares Outstanding – 100.00%		$349,283,067

Net Asset Value – Optimum Small-Mid Cap Growth Fund
Class A ($5,989,293 / 460,580 Shares)	$13.00
Net Asset Value – Optimum Small-Mid Cap Growth Fund
Class B ($660,516 / 54,061 Shares)	$12.22
Net Asset Value – Optimum Small-Mid Cap Growth Fund
Class C ($20,991,774 / 1,718,391 Shares)	$12.22
Net Asset Value – Optimum Small-Mid Cap Growth Fund
Institutional Class ($321,641,484 / 23,958,934 Shares)	$13.42

Components of Net Assets at March 31, 2012:
Shares of beneficial interest
(unlimited authorization – no par)	$283,962,411
Accumulated net investment loss	(1,079,817)
Accumulated net realized gain	993,062
Net unrealized appreciation of investments	65,407,411
Total net assets	$349,283,067

*	Fully or partially on loan.
†	Non income producing security.
≠	The rate shown is the effective yield at the time of purchase.
**	See Note 8 in “Notes to financial statements” for additional information on securities lending collateral and non-cash collateral.
@	Illiquid security. At March 31, 2012, the aggregate value of illiquid securities was $0, which represented 0.00% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”
©	Includes $41,585,564 of securities loaned.

Net Asset Value and Offering Price Per Share –
Optimum Small-Mid Cap Growth Fund
Net asset value Class A (A)	$13.00
Sales charge (5.75% of offering price) (B)	0.79
Offering price	$13.79

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $75,000 or more.

Summary of Abbreviations:
ADR — American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

(continues)       79

Statements of net assets

Optimum Small-Mid Cap Value Fund
March 31, 2012

		Number of	Value
		Shares	(U.S. $)
²Common Stock – 91.55%
Consumer Discretionary – 11.10%
*†	BorgWarner	26,500	$2,235,010
	Brinker International	42,500	1,170,875
†	Children’s Place Retail Stores	21,700	1,121,239
†	Collective Brands	160,300	3,151,498
	Family Dollar Stores	3,800	240,464
	Foot Locker	65,600	2,036,880
†	Genesco	14,000	1,003,100
*	Hooker Furniture	202,374	2,762,405
*†	Jos.A. Bank Clothiers	40,102	2,021,542
†	Kirkland’s	33,000	533,940
	Lear	47,600	2,212,924
†	MaidenForm Brands	60,000	1,350,600
	PETsMART	22,000	1,258,840
	Signet Jewelers (Bermuda)	46,500	2,198,520
	Spartan Motors	509,273	2,694,054
*	Sturm Ruger	5,503	270,197
	Tupperware Brands	36,100	2,292,350
	Universal Technical Institute	55,800	736,002
†	Visteon	50,000	2,650,000
*†	Winnebago Industries	288,900	2,831,220
†	WMS Industries	110,000	2,610,300
			37,381,960
Consumer Staples – 2.87%
†	Chiquita Brands International	224,373	1,972,239
	Dr Pepper Snapple Group	27,500	1,105,775
	Molson Coors Brewing Class B	25,000	1,131,250
*	Sanderson Farms	53,000	2,810,590
	Smucker (J.M.)	32,400	2,636,064
			9,655,918
Energy – 5.32%
*†	Approach Resources	15,500	572,725
	Cabot Oil & Gas	34,700	1,081,599
†	Cloud Peak Energy	66,400	1,057,752
	CONSOL Energy	67,800	2,311,980
	Gulf Island Fabrication	80,629	2,360,011
†	Newpark Resources	243,350	1,993,037
†	Plains Exploration & Production	62,200	2,652,830
†	Swift Energy	76,300	2,214,989
†	Vaalco Energy	386,503	3,652,453
			17,897,376
Financials – 11.50%
	American Equity Investment
	Life Holding	103,265	1,318,694
	Aspen Insurance Holdings (Bermuda)	80,500	2,249,170
	AXIS Capital Holdings (Bermuda)	65,700	2,179,269
	BankUnited	79,300	1,982,500
†	BBCN Bancorp	70,900	789,117
	City Holding	67,979	2,360,231
	DiamondRock Hospitality	127,700	1,314,033
*	Digital Realty Trust	16,300	1,205,711
	Dime Community Bancshares	190,022	2,776,221
	East West Bancorp	114,600	2,646,114
	First Financial Bancorp	125,100	2,164,230
†	Hallmark Financial Services	299,798	2,365,406
	HCC Insurance Holdings	65,200	2,032,284
	Horace Mann Educators	143,376	2,526,285
	Lazard Class A (Bermuda)	78,600	2,244,816
	Safety Insurance Group	21,400	891,096
	Stewart Information Services	197,658	2,808,721
†	SVB Financial Group	18,200	1,170,988
	Willis Group Holdings (United Kingdom)	24,600	860,508
	Wintrust Financial	43,200	1,546,128
	XL Group (Ireland)	60,000	1,301,400
			38,732,922
Healthcare – 2.94%
†	CareFusion	100,000	2,593,000
	DENTSPLY International	27,400	1,099,562
†	Hologic	109,200	2,353,260
†	Orthofix International (Curacao)	14,500	544,910
	Teleflex	27,800	1,699,970
	Thermo Fisher Scientific	28,800	1,623,744
			9,914,446
Industrials – 27.96%
*	AAON	103,843	2,096,590
†	ACCO Brands	120,000	1,489,200
	Acuity Brands	42,800	2,689,124
†	Aegion	93,000	1,658,190
†	AGCO	23,200	1,095,272
	Albany International	120,400	2,763,180
*†	Allegiant Travel	14,700	801,150
	AMETEK	35,250	1,709,978
	Avery Dennison	86,000	2,591,180
†	BE Aerospace	28,200	1,310,454
	Brady Class A	61,300	1,983,055
	Carlisle	61,300	3,060,096
†	Colfax	32,800	1,155,872
	Cooper Industries	11,000	703,450
	Crane	33,300	1,615,050
*	Donnelley (R.R.) & Sons	64,800	802,872
	Dover	50,700	3,191,058
†	Ducommun	5,158	61,380
	Encore Wire	104,510	3,107,082
	Ennis	148,790	2,353,858
†	Federal Signal	265,000	1,473,400
†	Foster Wheeler (Switzerland)	125,400	2,854,104
	Gardner Denver	13,200	831,864
	Graham	134,757	2,949,831
*	Granite Construction	86,200	2,477,388
	Griffon	100,300	1,073,210
	Harsco	158,800	3,725,448

		Number of	Value
		Shares	(U.S. $)
²Common Stock (continued)
Industrials (continued)
	Hubbell Class B	63,600	$4,997,688
	IDEX	32,700	1,377,651
	Ingersoll-Rand (Ireland)	69,000	2,853,150
	Kennametal	89,600	3,989,888
	Knoll	156,848	2,609,951
†	Navistar International	56,400	2,281,380
	Quanex Building Products	37,500	661,125
†	Rush Enterprises Class A	47,300	1,003,706
	SkyWest	90,160	996,268
	Stanley Black & Decker	38,000	2,924,480
	Tennant	44,988	1,979,472
	Timken	86,300	4,378,862
†	TMS International Class A	32,380	391,798
*†	Trex	41,800	1,340,944
†	TrueBlue	130,000	2,324,400
	Tyco International (Switzerland)	48,400	2,719,112
*	US Ecology	136,753	2,973,010
†	WESCO International	41,800	2,729,958
			94,156,179
Information Technology – 16.42%
†	Advanced Energy Industries	194,325	2,549,544
	Brooks Automation	80,500	992,565
†	Cabot Microelectronics	20,900	812,592
†	Checkpoint Systems	165,600	1,867,968
†	Diodes	22,000	509,960
	Fair Isaac	83,050	3,645,895
†	Fairchild Semiconductor International	114,100	1,677,270
†	Flextronics International (Singapore)	497,700	3,598,371
=	Global Payments	52,100	2,474,750
	Harris	57,100	2,574,068
	Henry (Jack) & Associates	62,000	2,115,440
†	Ingram Micro Class A	68,000	1,262,080
*	InterDigital	44,935	1,566,434
*	j2 Global	76,100	2,182,548
	KLA-Tencor	22,400	1,219,008
†	LTX-Credence	180,300	1,296,357
	Methode Electronics	235,752	2,187,779
†	Plexus	137,800	4,821,621
†	Rudolph Technologies	268,982	2,988,390
*†	Stratasys	56,078	2,047,969
*†	Synaptics	72,425	2,644,237
	Tellabs	678,000	2,745,900
†	Teradyne	99,600	1,682,244
†	VASCO Data Security International	339,663	3,664,964
†	Western Digital	40,800	1,688,712
†	XO Group	50,200	471,378
			55,288,044
Materials – 11.61%
	Albemarle	18,400	1,176,128
	AptarGroup	41,400	2,267,478
	Ashland	29,700	1,813,482
	Celanese Class A	45,000	2,078,100
	Cytec Industries	34,800	2,115,492
	Eastman Chemical	86,200	4,455,677
†	Ferro	209,600	1,245,024
	FMC	24,500	2,593,570
	Fuller (H.B.)	45,000	1,477,350
	KMG Chemicals	150,335	2,713,547
†	Kraton Performance Polymers	79,500	2,112,315
†	Landec	375,553	2,452,361
	Minerals Technologies	36,900	2,413,629
†	Owens-Illinois	72,000	1,680,480
	Packaging Corp. of America	73,000	2,160,070
	PolyOne	139,000	2,001,600
	Sealed Air	48,000	926,880
	Solutia	30,000	838,200
	Sonoco Products	77,600	2,576,320
			39,097,703
Utilities – 1.83%
	CMS Energy	91,100	2,004,200
	Laclede Group	47,198	1,841,666
	Wisconsin Energy	65,600	2,307,808
			6,153,674
Total Common Stock
	(cost $252,179,764)		308,278,222

		Principal
		Amount (U.S. $)
Short-Term Investments – 9.05%
≠Discount Notes – 3.03%
	Federal Home Loan Bank
	0.04% 4/27/12	$4,509,460	4,509,428
	0.65% 4/25/12	5,694,512	5,694,478
			10,203,906
Repurchase Agreements – 4.49%
	Bank of America 0.03%, dated
	3/30/12, to be repurchased
	on 4/2/12, repurchase price
	$4,509,471 (collateralized by
	U.S. government obligations
	0.125%-4.125%
	12/31/13–5/15/15;
	market value $4,599,649)	4,509,460	4,509,460
	BNP Paribas 0.04%, dated 3/30/12,
	to be repurchased on 4/2/12,
	repurchase price $10,623,262
	(collateralized by U.S.
	government obligations
	1.375%-7.50% 6/15/12–2/15/37;
	market value $10,835,691)	10,623,227	10,623,227
			15,132,687

(continues)       81

Statements of net assets

Optimum Small-Mid Cap Value Fund

	Principal	Value
	Amount (U.S. $)	(U.S. $)
Short-Term Investments (continued)
≠U.S. Treasury Obligation – 1.53%
U.S. Treasury Bill 0.008% 4/19/12	$5,153,222	$5,153,129
		5,153,129
Total Short-Term Investments
(cost $30,489,311)		30,489,722

Total Value of Securities Before Securities
Lending Collateral – 100.60%
(cost $282,669,075)		338,767,944

	Number of
	Shares
**Securities Lending Collateral – 4.41%
Investment Companies
BNY Mellon SL DBT II
Liquidating Fund	123,899	120,591
Delaware Investments Collateral
Fund No.1	14,715,997	14,715,997
†@Mellon GSL Reinvestment Trust II	250,193	0
Total Securities Lending Collateral
(cost $15,090,089)		14,836,588

Total Value of Securities – 105.01%
(cost $297,759,164)		353,604,532 ©
**Obligation to Return Securities
Lending Collateral – (4.48%)		(15,090,089)
Other Liabilities Net of Receivables and
Other Assets – (0.53%)		(1,766,133)
Net Assets Applicable to 26,097,346
Shares Outstanding – 100.00%		$336,748,310

Net Asset Value – Optimum Small-Mid Cap Value Fund
Class A ($5,371,630 / 426,581 Shares)		$12.59
Net Asset Value – Optimum Small-Mid Cap Value Fund
Class B ($653,054 / 55,162 Shares)		$11.84
Net Asset Value – Optimum Small-Mid Cap Value Fund
Class C ($19,986,510 / 1,689,087 Shares)		$11.83
Net Asset Value – Optimum Small-Mid Cap Value Fund
Institutional Class ($310,737,116 / 23,926,516 Shares)		$12.99

Components of Net Assets at March 31, 2012:
Shares of beneficial interest
(unlimited authorization – no par)	$276,787,279
Distributions in excess of net investment income	13,456
Accumulated net realized gain on investments	4,102,207
Net unrealized appreciation of investments	55,845,368
Total net assets	$336,748,310

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
*	Fully or partially on loan.
†	Non income producing security.
=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At March 31, 2012, the aggregate value of fair valued securities was $2,474,750, which represented 0.73% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”
≠	The rate shown is the effective yield at the time of purchase.
**	See Note 8 in “Notes to financial statements” for additional information on securities lending collateral.
@	Illiquid security. At March 31, 2012, the aggregate value of illiquid securities was $0, which represented 0.00% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”
©	Includes $14,644,191 of securities loaned.

Net Asset Value and Offering Price Per Share –
Optimum Small-Mid Cap Value Fund
Net asset value Class A (A)	$12.59
Sales charge (5.75% of offering price) (B)	0.77
Offering price	$13.36

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $75,000 or more.

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities

Optimum Fund Trust
March 31, 2012

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Assets:
Investments, at value[1]	$1,058,866,869	$289,708,608	$781,238,153	$750,303,413	$346,533,644	$308,278,222
Short-term investments, at value	199,180,440	4,533,593	27,084,086	13,098,617	5,452,727	30,489,722
Short-term investments held as collateral
for loaned securities, at value	31,164,510	27,953,704	19,243,649	6,600,112	38,401,395	14,836,588
Cash	1,166,051	138,620	168,978	123,719	53,940	129,138
Cash collateral	1,090,000	—	—	—	—	—
Foreign currencies, at value	2,561,413	2,468,163	—	8,652	—	—
Receivables for fund shares sold	2,193,554	436,021	898,536	945,916	460,996	440,015
Receivable for securities sold	86,304,275	361,855	11,929,725	55,678	2,123,029	245,784
Unrealized gain on foreign currency
exchange contracts	6,359	92,756	—	—	—	—
Dividends and interest receivable	10,204,016	1,060,157	749,479	1,941,084	109,896	264,877
Securities lending income receivable	10,163	9,629	55,263	8,225	19,198	4,323
Variation margin receivable on futures contracts	101,245	—	—	—	—	—
Unrealized gain on credit default swap contracts
(including up front payments received $2,148,385)	1,315,152	—	—	—	—	—
Unrealized gain on interest rate swap contracts
(including up front payments received $2,388,899)	3,104,488	—	—	—	—	—
Annual protection payments on swap contracts	97,088	—	—	—	—	—
Other assets	—	134	—	—	79	17
Total assets	1,397,365,623	326,763,240	841,367,869	773,085,416	393,154,904	354,688,686

Liabilities:
Securities sold short, at value	9,834,218	—	—	—	—	—
Payable for securities purchased	138,034,296	1,386,669	10,629,201	—	4,233,816	2,178,695
Payables for fund shares redeemed	834,729	214,280	626,511	557,898	251,683	228,436
Options written, at value	347,050	—	—	—	—	—
Unrealized loss on foreign currency
exchange contracts	974,540	150,096	3,948	—	—	—
Unrealized gain on credit default swap contracts
(including up front payments paid $1,081,303)	654,937	—	—	—	—	—
Obligation to return securities lending collateral	32,372,747	28,579,176	20,257,051	7,606,200	38,891,315	15,090,089
Due to manager and affiliates	997,711	350,365	867,812	795,013	409,008	358,529
Other accrued expenses	233,097	91,933	133,512	127,915	86,015	84,627
Other liabilities	32,820	—	—	—	—	—
Total liabilities	184,316,145	30,772,519	32,518,035	9,087,026	43,871,837	17,940,376

Total Net Assets	$1,213,049,478	$295,990,721	$808,849,834	$763,998,390	$349,283,067	$336,748,310

Investments, at cost	$1,024,826,054	$289,311,065	$605,463,189	$615,460,088	$280,636,363	$252,179,764
Securities sold short, at cost	(9,810,781)	—	—	—	—	—
Short-term investments, at cost	199,178,971	4,533,518	27,083,710	13,098,451	5,452,646	30,489,311
Short-term investments held as collateral
for loaned securities, at cost	32,372,747	28,579,176	20,257,051	7,606,200	38,891,315	15,090,089
Foreign currencies, at cost	2,572,275	2,465,982	—	8,657	—	—
Options written, at cost	(286,829)	—	—	—	—	—
[1]Including securities on loan	129,883,573	27,225,461	21,635,534	7,328,168	41,585,564	14,644,191

See accompanying notes, which are an integral part of the financial statements.

Statements of operations

Optimum Fund Trust
Year Ended March 31, 2012

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Investment Income:
Interest	$48,477,454	$10,917	$3,031	$5,118	$3,124	$10,637
Dividends	264,854	10,610,973	8,978,006	19,440,589	1,539,720	4,087,011
Securities lending income	16,807	376,903	315,322	112,911	254,854	82,534
Foreign tax withheld	(8,882)	(901,035)	(65,730)	(48,359)	(10,866)	—
	48,750,233	10,097,758	9,230,629	19,510,259	1,786,832	4,180,182

Expenses:
Management fees	6,407,321	2,239,119	5,529,721	5,003,853	3,510,050	3,036,632
Dividend disbursing and transfer
agent fees and expenses	2,885,437	937,660	1,985,845	1,905,557	1,032,982	988,174
Distribution expenses – Class A	140,796	34,451	112,444	107,818	20,712	18,297
Distribution expenses – Class B	41,809	15,115	44,426	42,618	8,479	8,132
Distribution expenses – Class C	1,578,547	348,590	1,149,205	1,081,787	208,812	195,149
Administration expenses	1,661,809	464,603	1,140,912	1,093,057	526,508	491,763
Accounting fees	440,065	110,737	285,361	271,921	125,482	117,195
Trustees’ fees	157,709	37,394	94,693	92,786	43,857	41,629
Reports and statements to shareholders	150,826	31,698	68,694	108,368	37,964	34,368
Registration fees	119,982	76,064	85,248	83,944	75,438	75,676
Professional fees	119,179	53,074	78,137	64,490	42,069	42,650
Custodian fees	101,452	202,010	30,935	19,159	24,665	5,876
Pricing fees	47,089	6,291	2,733	1,393	2,339	1,511
Insurance fees	41,024	9,075	26,344	24,670	10,080	8,736
Other	15,718	17,884	13,600	12,273	7,914	9,244
	13,908,763	4,583,765	10,648,298	9,913,694	5,677,351	5,075,032
Less fees waived	(967,078)	(254,951)	(221,782)	(222,626)	(494,366)	(573,027)
Less expense paid indirectly	(315)	(331)	(344)	(344)	(338)	(344)
Total operating expenses	12,941,370	4,328,483	10,426,172	9,690,724	5,182,647	4,501,661
Net Investment Income (Loss)	35,808,863	5,769,275	(1,195,543)	9,819,535	(3,395,815)	(321,479)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	21,434,533	(2,805,393)	34,122,267	884,378	19,579,425	18,668,872
Foreign currencies	1,960,211	(14,243)	(23,409)	(13,744)	13,676	—
Foreign currency exchange contracts	(5,778,099)	513,656	(28,593)	24,403	(31,915)	—
Futures contracts	10,757,678	—	—	—	—	—
Swap contracts	(2,119,102)	—	—	—	—	—
Options written	368,241	—	—	—	—	—
Net realized gain (loss)	26,623,462	(2,305,980)	34,070,265	895,037	19,561,186	18,668,872
Net change in unrealized appreciation
(depreciation) on:
Investments	10,809,912	(18,264,595)	29,547,677	39,177,837	(13,534,110)	(12,454,173)
Foreign currencies	(101,407)	(4,277)	6,462	(1,537)	(241)	—
Foreign currency exchange contracts	331,792	(134,697)	(4,275)	—	(6)	—
Futures contracts	(9,789)	—	—	—	—	—
Swap contracts	254,609	—	—	—	—	—
Options written	(60,221)	—	—	—	—	—
Net change in unrealized appreciation (depreciation)	11,224,896	(18,403,569)	29,549,864	39,176,300	(13,534,357)	(12,454,173)

Net Realized and Unrealized Gain (Loss)	37,848,358	(20,709,549)	63,620,129	40,071,337	6,026,829	6,214,699

Net Increase (Decrease) in Net Assets
Resulting from Operations	$73,657,221	$(14,940,274)	$62,424,586	$49,890,872	$2,631,014	$5,893,220

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Optimum Fund Trust

	Optimum Fixed Income Fund		Optimum International Fund
	Year Ended		Year Ended
	3/31/12	3/31/11	3/31/12	3/31/11
Increase (Decrease) in Net Assets from Operations:
Net investment income	$35,808,863	$38,096,816	$5,769,275	$3,075,635
Net realized gain (loss)	26,623,462	4,314,546	(2,305,980)	8,099,778
Net change in unrealized appreciation (depreciation)	11,224,896	17,773,249	(18,403,569)	11,446,234
Net increase (decrease) in net assets resulting from operations	73,657,221	60,184,611	(14,940,274)	22,621,647

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(1,400,452)	(1,580,182)	(173,139)	(174,283)
Class B	(124,278)	(176,801)	(10,683)	(20,118)
Class C	(4,493,484)	(5,530,649)	(237,826)	(399,968)
Institutional Class	(34,952,120)	(28,959,780)	(5,393,090)	(2,614,834)

Net realized gain:
Class A	(526,487)	—	—	—
Class B	(55,074)	—	—	—
Class C	(2,032,246)	—	—	—
Institutional Class	(12,395,715)	—	—	—
	(55,979,856)	(36,247,412)	(5,814,738)	(3,209,203)

Capital Share Transactions:
Proceeds from shares sold:
Class A	7,125,739	6,361,932	979,426	1,004,512
Class B	102,779	140,931	1,982	13,384
Class C	18,405,803	20,924,263	2,541,744	2,593,727
Institutional Class	344,737,019	311,193,996	84,407,565	98,523,741

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,825,346	1,536,790	169,731	171,047
Class B	167,562	167,095	10,278	19,701
Class C	6,391,577	5,405,852	233,901	395,170
Institutional Class	46,132,876	28,157,880	5,310,361	2,580,351
	424,888,701	373,888,739	93,654,988	105,301,633

Cost of shares repurchased:
Class A	(8,794,831)	(10,149,128)	(2,234,243)	(2,906,788)
Class B	(2,001,651)	(1,337,919)	(610,159)	(554,797)
Class C	(32,581,127)	(41,735,014)	(6,954,080)	(9,569,069)
Institutional Class	(182,353,558)	(144,692,404)	(46,442,258)	(36,092,756)
	(225,731,167)	(197,914,465)	(56,240,740)	(49,123,410)
Increase in net assets derived from capital share transactions	199,157,534	175,974,274	37,414,248	56,178,223
Net Increase in Net Assets	216,834,899	199,911,473	16,659,236	75,590,667

Net Assets:
Beginning of year	996,214,579	796,303,106	279,331,485	203,740,818
End of year	$1,213,049,478	$996,214,579	$295,990,721	$279,331,485

Undistributed net investment income	$1,107,367	$12,498,004	$3,163,379	$2,625,593

See accompanying notes, which are an integral part of the financial statements.

(continues)       85

Statements of changes in net assets

Optimum Fund Trust

	Optimum Large Cap Growth Fund		Optimum Large Cap Value Fund
	Year Ended		Year Ended
	3/31/12	3/31/11	3/31/12	3/31/11
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(1,195,543)	$(3,025,733)	$9,819,535	$6,069,421
Net realized gain	34,070,265	74,395,811	895,037	23,316,446
Net change in unrealized appreciation	29,549,864	45,782,341	39,176,300	62,928,731
Net increase in net assets resulting from operations	62,424,586	117,152,419	49,890,872	92,314,598

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	—	—	(236,093)	(397,086)
Class B	—	—	(6,668)	(36,673)
Class C	—	—	(159,907)	(808,084)
Institutional Class	—	—	(5,647,235)	(7,461,811)
	—	—	(6,049,903)	(8,703,654)

Capital Share Transactions:
Proceeds from shares sold:
Class A	3,365,959	2,880,833	3,175,476	3,699,946
Class B	3,199	27,050	4,198	19,398
Class C	7,470,184	7,733,548	7,374,125	7,643,883
Institutional Class	147,609,090	157,827,455	147,534,944	152,059,465

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	—	—	232,490	391,381
Class B	—	—	6,437	36,248
Class C	—	—	157,221	797,769
Institutional Class	—	—	5,557,758	7,362,691
	158,448,432	168,468,886	164,042,649	172,010,781

Cost of shares repurchased:
Class A	(7,033,325)	(8,883,133)	(7,405,494)	(8,008,532)
Class B	(1,959,532)	(1,581,843)	(1,813,412)	(1,454,201)
Class C	(23,442,450)	(29,884,245)	(21,690,877)	(27,843,973)
Institutional Class	(135,724,594)	(196,082,815)	(122,214,398)	(155,909,561)
	(168,159,901)	(236,432,036)	(153,124,181)	(193,216,267)
Increase (decrease) in net assets derived from capital share transactions	(9,711,469)	(67,963,150)	10,918,468	(21,205,486)
Net Increase in Net Assets	52,713,117	49,189,269	54,759,437	62,405,458

Net Assets:
Beginning of year	756,136,717	706,947,448	709,238,953	646,833,495
End of year	$808,849,834	$756,136,717	$763,998,390	$709,238,953

Undistributed (accumulated) net investment income (loss)	$(217,029)	$(19,646)	$9,816,408	$6,037,066
See accompanying notes, which are an integral part of the financial statements.

	Optimum Small-Mid Cap Growth Fund		Optimum Small-Mid Cap Value Fund
	Year Ended		Year Ended
	3/31/12	3/31/11	3/31/12	3/31/11
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(3,395,815)	$(2,635,441)	$(321,479)	$(746,540)
Net realized gain	19,561,186	23,081,567	18,668,872	22,987,790
Net change in unrealized appreciation (depreciation)	(13,534,357)	40,739,949	(12,454,173)	31,873,059
Net increase in net assets resulting from operations	2,631,014	61,186,075	5,893,220	54,114,309

Dividends and Distributions to Shareholders from:
Net realized gain:
Class A	(357,682)	—	(53,670)	—
Class B	(55,125)	—	(8,906)	—
Class C	(1,337,094)	—	(213,540)	—
Institutional Class	(17,659,856)	—	(2,878,962)	—
	(19,409,757)	—	(3,155,078)	—

Capital Share Transactions:
Proceeds from shares sold:
Class A	563,709	514,239	470,396	430,872
Class B	1,508	5,887	1,881	293
Class C	1,292,696	1,358,229	1,377,784	1,363,672
Institutional Class	83,984,281	104,724,111	85,683,785	104,115,451

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	352,435	—	52,637	—
Class B	53,832	—	8,646	—
Class C	1,325,055	—	211,440	—
Institutional Class	17,401,090	—	2,838,393	—
	104,974,606	106,602,466	90,644,962	105,910,288

Cost of shares repurchased:
Class A	(1,383,482)	(1,760,162)	(1,183,911)	(1,518,111)
Class B	(370,439)	(305,695)	(361,555)	(297,186)
Class C	(4,323,168)	(5,679,529)	(4,031,151)	(5,411,146)
Institutional Class	(69,507,535)	(59,916,934)	(55,490,093)	(39,423,619)
	(75,584,624)	(67,662,320)	(61,066,710)	(46,650,062)
Increase in net assets derived from capital share transactions	29,389,982	38,940,146	29,578,252	59,260,226
Net Increase in Net Assets	12,611,239	100,126,221	32,316,394	113,374,535

Net Assets:
Beginning of year	336,671,828	236,545,607	304,431,916	191,057,381
End of year	$349,283,067	$336,671,828	$336,748,310	$304,431,916

Undistributed net investment income (loss)	$(1,079,817)	$(89,705)	$13,456	$—

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Optimum Fixed Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/12	3/31/11	3/31/10	3/31/09	3/31/08
Net asset value, beginning of period	$9.550	$9.290	$7.750	$8.930	$9.050

Income (loss) from investment operations:
Net investment income[1]	0.293	0.391	0.661	0.449	0.402
Net realized and unrealized gain (loss)	0.338	0.247	1.482	(1.140)	(0.066)
Total from investment operations	0.631	0.638	2.143	(0.691)	0.336

Less dividends and distributions from:
Net investment income	(0.342)	(0.378)	(0.603)	(0.462)	(0.380)
Net realized gain	(0.129)	—	—	(0.027)	(0.076)
Total dividends and distributions	(0.471)	(0.378)	(0.603)	(0.489)	(0.456)

Net asset value, end of period	$9.710	$9.550	$9.290	$7.750	$8.930

Total return[2]	6.71%	7.01%	28.24%	(7.82% )	3.78%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$40,620	$39,758	$40,808	$39,299	$63,262
Ratio of expenses to average net assets	1.35%	1.35%	1.31%	1.24%	1.24%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.44%	1.46%	1.48%	1.47%	1.43%
Ratio of net investment income to average net assets	3.01%	4.10%	7.49%	5.38%	4.44%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	2.92%	3.99%	7.32%	5.15%	4.25%
Portfolio turnover	211%	273%	134%	158%	256%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Optimum Fixed Income Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/12	3/31/11	3/31/10	3/31/09	3/31/08
Net asset value, beginning of period	$9.540	$9.280	$7.750	$8.930	$9.060

Income (loss) from investment operations:
Net investment income[1]	0.229	0.328	0.604	0.395	0.343
Net realized and unrealized gain (loss)	0.340	0.248	1.486	(1.140)	(0.076)
Total from investment operations	0.569	0.576	2.090	(0.745)	0.267

Less dividends and distributions from:
Net investment income	(0.280)	(0.316)	(0.560)	(0.408)	(0.321)
Net realized gain	(0.129)	—	—	(0.027)	(0.076)
Total dividends and distributions	(0.409)	(0.316)	(0.560)	(0.435)	(0.397)

Net asset value, end of period	$9.700	$9.540	$9.280	$7.750	$8.930

Total return[2]	6.15%	6.32%	27.51%	(8.42% )	2.99%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,056	$4,714	$5,587	$5,483	$8,788
Ratio of expenses to average net assets	2.00%	2.00%	1.96%	1.89%	1.89%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.09%	2.11%	2.13%	2.12%	2.08%
Ratio of net investment income to average net assets	2.36%	3.45%	6.84%	4.73%	3.79%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	2.27%	3.34%	6.67%	4.50%	3.60%
Portfolio turnover	211%	273%	134%	158%	256%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)       89

Financial highlights

Optimum Fixed Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/12	3/31/11	3/31/10	3/31/09	3/31/08
Net asset value, beginning of period	$9.540	$9.280	$7.760	$8.940	$9.060

Income (loss) from investment operations:
Net investment income[1]	0.229	0.329	0.604	0.395	0.343
Net realized and unrealized gain (loss)	0.350	0.247	1.476	(1.140)	(0.066)
Total from investment operations	0.579	0.576	2.080	(0.745)	0.277

Less dividends and distributions from:
Net investment income	(0.280)	(0.316)	(0.560)	(0.408)	(0.321)
Net realized gain	(0.129)	—	—	(0.027)	(0.076)
Total dividends and distributions	(0.409)	(0.316)	(0.560)	(0.435)	(0.397)

Net asset value, end of period	$9.710	$9.540	$9.280	$7.760	$8.940

Total return[2]	6.15%	6.32%	27.34%	(8.41% )	3.11%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$154,778	$159,759	$170,214	$157,185	$257,340
Ratio of expenses to average net assets	2.00%	2.00%	1.96%	1.89%	1.89%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.09%	2.11%	2.13%	2.12%	2.08%
Ratio of net investment income to average net assets	2.36%	3.45%	6.84%	4.73%	3.79%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	2.27%	3.34%	6.67%	4.50%	3.60%
Portfolio turnover	211%	273%	134%	158%	256%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Optimum Fixed Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/12	3/31/11	3/31/10	3/31/09	3/31/08
Net asset value, beginning of period	$9.550	$9.290	$7.740	$8.920	$9.050

Income (loss) from investment operations:
Net investment income[1]	0.327	0.424	0.692	0.479	0.434
Net realized and unrealized gain (loss)	0.338	0.247	1.484	(1.141)	(0.076)
Total from investment operations	0.665	0.671	2.176	(0.662)	0.358

Less dividends and distributions from:
Net investment income	(0.376)	(0.411)	(0.626)	(0.491)	(0.412)
Net realized gain	(0.129)	—	—	(0.027)	(0.076)
Total dividends and distributions	(0.505)	(0.411)	(0.626)	(0.518)	(0.488)

Net asset value, end of period	$9.710	$9.550	$9.290	$7.740	$8.920

Total return[2]	7.20%	7.39%	28.73%	(7.51% )	4.04%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,014,595	$791,984	$579,694	$434,285	$597,388
Ratio of expenses to average net assets	1.00%	1.00%	0.96%	0.89%	0.89%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.09%	1.11%	1.13%	1.12%	1.08%
Ratio of net investment income to average net assets	3.36%	4.45%	7.84%	5.73%	4.79%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	3.27%	4.34%	7.67%	5.50%	4.60%
Portfolio turnover	211%	273%	134%	158%	256%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)     91

Financial highlights

Optimum International Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/12	3/31/11	3/31/10	3/31/09	3/31/08
Net asset value, beginning of period	$11.200	$10.340	$7.010	$13.840	$15.490

Income (loss) from investment operations:
Net investment income[1]	0.192	0.129	0.124	0.280	0.262
Net realized and unrealized gain (loss)	(0.790)	0.887	3.366	(6.557)	(0.798)
Total from investment operations	(0.598)	1.016	3.490	(6.277)	(0.536)

Less dividends and distributions from:
Net investment income	(0.182)	(0.156)	(0.160)	(0.326)	(0.116)
Net realized gain	—	—	—	(0.227)	(0.998)
Total dividends and distributions	(0.182)	(0.156)	(0.160)	(0.553)	(1.114)

Net asset value, end of period	$10.420	$11.200	$10.340	$7.010	$13.840

Total return[2]	(5.30% )	10.19%	50.29%	(46.64% )	(3.96% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$9,318	$11,189	$12,082	$9,578	$22,971
Ratio of expenses to average net assets	1.75%	1.75%	1.75%	1.77%	1.75%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.84%	1.88%	1.94%	1.86%	1.75%
Ratio of net investment income to average net assets	1.84%	1.26%	1.30%	2.66%	1.69%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	1.75%	1.13%	1.11%	2.57%	1.69%
Portfolio turnover	50%	95%	91%	58%	19%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Optimum International Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/12	3/31/11	3/31/10	3/31/09	3/31/08
Net asset value, beginning of period	$10.940	$10.100	$6.880	$13.580	$15.240

Income (loss) from investment operations:
Net investment income[1]	0.122	0.061	0.064	0.213	0.163
Net realized and unrealized gain (loss)	(0.773)	0.875	3.304	(6.436)	(0.787)
Total from investment operations	(0.651)	0.936	3.368	(6.223)	(0.624)

Less dividends and distributions from:
Net investment income	(0.069)	(0.096)	(0.148)	(0.250)	(0.038)
Net realized gain	—	—	—	(0.227)	(0.998)
Total dividends and distributions	(0.069)	(0.096)	(0.148)	(0.477)	(1.036)

Net asset value, end of period	$10.220	$10.940	$10.100	$6.880	$13.580

Total return[2]	(5.94% )	9.49%	49.42%	(47.02% )	(4.59% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,139	$1,868	$2,243	$1,764	$4,203
Ratio of expenses to average net assets	2.40%	2.40%	2.40%	2.42%	2.40%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.49%	2.53%	2.59%	2.51%	2.40%
Ratio of net investment income to average net assets	1.19%	0.61%	0.65%	2.01%	1.04%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	1.10%	0.48%	0.46%	1.92%	1.04%
Portfolio turnover	50%	95%	91%	58%	19%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)     93

Financial highlights

Optimum International Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/12	3/31/11	3/31/10	3/31/09	3/31/08
Net asset value, beginning of period	$10.950	$10.100	$6.890	$13.590	$15.250

Income (loss) from investment operations:
Net investment income[1]	0.122	0.061	0.064	0.213	0.163
Net realized and unrealized gain (loss)	(0.773)	0.885	3.294	(6.436)	(0.787)
Total from investment operations	(0.651)	0.946	3.358	(6.223)	(0.624)

Less dividends and distributions from:
Net investment income	(0.069)	(0.096)	(0.148)	(0.250)	(0.038)
Net realized gain	—	—	—	(0.227)	(0.998)
Total dividends and distributions	(0.069)	(0.096)	(0.148)	(0.477)	(1.036)

Net asset value, end of period	$10.230	$10.950	$10.100	$6.890	$13.590

Total return[2]	(5.94% )	9.59%	49.20%	(46.98% )	(4.59% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$32,995	$39,762	$43,260	$34,520	$84,431
Ratio of expenses to average net assets	2.40%	2.40%	2.40%	2.42%	2.40%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.49%	2.53%	2.59%	2.51%	2.40%
Ratio of net investment income to average net assets	1.19%	0.61%	0.65%	2.01%	1.04%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	1.10%	0.48%	0.46%	1.92%	1.04%
Portfolio turnover	50%	95%	91%	58%	19%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Optimum International Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/12	3/31/11	3/31/10	3/31/09	3/31/08
Net asset value, beginning of period	$11.300	$10.430	$7.050	$13.940	$15.590

Income (loss) from investment operations:
Net investment income[1]	0.229	0.168	0.157	0.317	0.317
Net realized and unrealized gain (loss)	(0.793)	0.887	3.393	(6.611)	(0.797)
Total from investment operations	(0.564)	1.055	3.550	(6.294)	(0.480)

Less dividends and distributions from:
Net investment income	(0.246)	(0.185)	(0.170)	(0.369)	(0.172)
Net realized gain	—	—	—	(0.227)	(0.998)
Total dividends and distributions	(0.246)	(0.185)	(0.170)	(0.596)	(1.170)

Net asset value, end of period	$10.490	$11.300	$10.430	$7.050	$13.940

Total return[2]	(4.93% )	10.55%	50.88%	(46.49% )	(3.59% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$252,539	$226,512	$146,156	$79,430	$174,954
Ratio of expenses to average net assets	1.40%	1.40%	1.40%	1.42%	1.40%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.49%	1.53%	1.59%	1.51%	1.40%
Ratio of net investment income to average net assets	2.19%	1.61%	1.65%	3.01%	2.04%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	2.10%	1.48%	1.46%	2.92%	2.04%
Portfolio turnover	50%	95%	91%	58%	19%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)     95

Financial highlights

Optimum Large Cap Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/12		3/31/11		3/31/10		3/31/09		3/31/08
Net asset value, beginning of period	$12.430		$10.640		$6.990		$11.220		$11.980

Income (loss) from investment operations:
Net investment loss[1]	(0.040)		(0.062)		(0.025)		(0.001)		(0.021)
Net realized and unrealized gain (loss)	1.090		1.852		3.675		(4.229)		(0.406)
Total from investment operations	1.050		1.790		3.650		(4.230)		(0.427)

Less dividends and distributions from:
Net investment income	—		—		—		—		(0.296)
Return of capital	—		—		—		—		(0.037)
Total dividends and distributions	—		—		—		—		(0.333)

Net asset value, end of period	$13.480		$12.430		$10.640		$6.990		$11.220

Total return[2]	8.45%		16.82%		52.22%		(37.70%	)	(3.86% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$34,170		$35,359		$36,288		$28,347		$54,022
Ratio of expenses to average net assets	1.61%		1.61%		1.61%		1.61%		1.60%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.64%		1.64%		1.66%		1.64%		1.60%
Ratio of net investment loss to average net assets	(0.34%	)	(0.57%	)	(0.28%	)	(0.01%	)	(0.17% )
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(0.37%	)	(0.60%	)	(0.33%	)	(0.04%	)	(0.17% )
Portfolio turnover	89%		117%		145%		164%		59%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Growth Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/12		3/31/11		3/31/10		3/31/09		3/31/08
Net asset value, beginning of period	$11.820		$10.180		$6.730		$10.870		$11.700

Income (loss) from investment operations:
Net investment loss[1]	(0.112)		(0.127)		(0.081)		(0.059)		(0.100)
Net realized and unrealized gain (loss)	1.022		1.767		3.531		(4.081)		(0.397)
Total from investment operations	0.910		1.640		3.450		(4.140)		(0.497)

Less dividends and distributions from:
Net investment income	—		—		—		—		(0.296)
Return of capital	—		—		—		—		(0.037)
Total dividends and distributions	—		—		—		—		(0.333)

Net asset value, end of period	$12.730		$11.820		$10.180		$6.730		$10.870

Total return[2]	7.70%		16.11%		51.26%		(38.09%	)	(4.56% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,628		$5,381		$6,135		$4,780		$9,345
Ratio of expenses to average net assets	2.26%		2.26%		2.26%		2.26%		2.25%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.29%		2.29%		2.31%		2.29%		2.25%
Ratio of net investment loss to average net assets	(0.99%	)	(1.22%	)	(0.93%	)	(0.66%	)	(0.82% )
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(1.02%	)	(1.25%	)	(0.98%	)	(0.69%	)	(0.82% )
Portfolio turnover	89%		117%		145%		164%		59%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)     97

Financial highlights

Optimum Large Cap Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/12		3/31/11		3/31/10		3/31/09		3/31/08
Net asset value, beginning of period	$11.820		$10.180		$6.730		$10.870		$11.700

Income (loss) from investment operations:
Net investment loss[1]	(0.112)		(0.127)		(0.081)		(0.059)		(0.100)
Net realized and unrealized gain (loss)	1.012		1.767		3.531		(4.081)		(0.397)
Total from investment operations	0.900		1.640		3.450		(4.140)		(0.497)

Less dividends and distributions from:
Net investment income	—		—		—		—		(0.296)
Return of capital	—		—		—		—		(0.037)
Total dividends and distributions	—		—		—		—		(0.333)

Net asset value, end of period	$12.720		$11.820		$10.180		$6.730		$10.870

Total return[2]	7.61%		16.11%		51.26%		(38.09%	)	(4.56% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$120,183		$128,256		$132,242		$102,233		$203,394
Ratio of expenses to average net assets	2.26%		2.26%		2.26%		2.26%		2.25%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.29%		2.29%		2.31%		2.29%		2.25%
Ratio of net investment loss to average net assets	(0.99%	)	(1.22%	)	(0.93%	)	(0.66%	)	(0.82% )
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(1.02%	)	(1.25%	)	(0.98%	)	(0.69%	)	(0.82% )
Portfolio turnover	89%		117%		145%		164%		59%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/12		3/31/11		3/31/10	3/31/09	3/31/08
Net asset value, beginning of period	$12.760		$10.880		$7.130	$11.410	$12.140

Income (loss) from investment operations:
Net investment income (loss)[1]	0.002		(0.025)		0.007	0.032	0.023
Net realized and unrealized gain (loss)	1.118		1.905		3.758	(4.312)	(0.420)
Total from investment operations	1.120		1.880		3.765	(4.280)	(0.397)

Less dividends and distributions from:
Net investment income	—		—		(0.015)	—	(0.296)
Return of capital	—		—		—	—	(0.037)
Total dividends and distributions	—		—		(0.015)	—	(0.333)

Net asset value, end of period	$13.880		$12.760		$10.880	$7.130	$11.410

Total return[2]	8.78%		17.28%		52.87%	(37.51% )	(3.56% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$650,869		$587,141		$532,282	$402,574	$723,347
Ratio of expenses to average net assets	1.26%		1.26%		1.26%	1.26%	1.25%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.29%		1.29%		1.31%	1.29%	1.25%
Ratio of net investment income (loss) to average net assets	0.01%		(0.22%	)	0.07%	0.34%	0.18%
Ratio of net investment income (loss) to average net assets
prior to fees waived and expense paid indirectly	(0.02%	)	(0.25%	)	0.02%	0.31%	0.18%
Portfolio turnover	89%		117%		145%	164%	59%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)       99

Financial highlights

Optimum Large Cap Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/12	3/31/11	3/31/10	3/31/09	3/31/08
Net asset value, beginning of period	$11.060	$9.830	$6.710	$11.170	$12.730

Income (loss) from investment operations:
Net investment income[1]	0.133	0.075	0.118	0.165	0.138
Net realized and unrealized gain (loss)	0.635	1.274	3.181	(4.453)	(0.931)
Total from investment operations	0.768	1.349	3.299	(4.288)	(0.793)

Less dividends and distributions from:
Net investment income	(0.078)	(0.119)	(0.179)	(0.029)	(0.134)
Net realized gain	—	—	—	(0.143)	(0.633)
Total dividends and distributions	(0.078)	(0.119)	(0.179)	(0.172)	(0.767)

Net asset value, end of period	$11.750	$11.060	$9.830	$6.710	$11.170

Total return[2]	7.01%	14.00%	49.92%	(38.97% )	(6.80% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$31,478	$33,892	$34,167	$26,901	$53,097
Ratio of expenses to average net assets	1.57%	1.59%	1.58%	1.54%	1.54%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.60%	1.61%	1.62%	1.60%	1.56%
Ratio of net investment income to average net assets	1.25%	0.77%	1.38%	1.82%	1.09%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	1.22%	0.75%	1.34%	1.76%	1.07%
Portfolio turnover	57%	82%	28%	37%	30%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Value Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/12	3/31/11	3/31/10	3/31/09	3/31/08
Net asset value, beginning of period	$10.930	$9.720	$6.630	$11.090	$12.640

Income (loss) from investment operations:
Net investment income[1]	0.063	0.012	0.063	0.106	0.056
Net realized and unrealized gain (loss)	0.622	1.262	3.147	(4.413)	(0.923)
Total from investment operations	0.685	1.274	3.210	(4.307)	(0.867)

Less dividends and distributions from:
Net investment income	(0.015)	(0.064)	(0.120)	(0.010)	(0.050)
Net realized gain	—	—	—	(0.143)	(0.633)
Total dividends and distributions	(0.015)	(0.064)	(0.120)	(0.153)	(0.683)

Net asset value, end of period	$11.600	$10.930	$9.720	$6.630	$11.090

Total return[2]	6.28%	13.25%	48.92%	(39.37% )	(7.38% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,478	$5,135	$5,943	$4,664	$9,454
Ratio of expenses to average net assets	2.22%	2.24%	2.23%	2.19%	2.19%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.25%	2.26%	2.27%	2.25%	2.21%
Ratio of net investment income to average net assets	0.60%	0.12%	0.73%	1.17%	0.44%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	0.57%	0.10%	0.69%	1.11%	0.42%
Portfolio turnover	57%	82%	28%	37%	30%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)       101

Financial highlights

Optimum Large Cap Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/12	3/31/11	3/31/10	3/31/09	3/31/08
Net asset value, beginning of period	$10.930	$9.710	$6.630	$11.080	$12.630

Income (loss) from investment operations:
Net investment income[1]	0.063	0.012	0.063	0.106	0.057
Net realized and unrealized gain (loss)	0.612	1.272	3.137	(4.403)	(0.924)
Total from investment operations	0.675	1.284	3.200	(4.297)	(0.867)

Less dividends and distributions from:
Net investment income	(0.015)	(0.064)	(0.120)	(0.010)	(0.050)
Net realized gain	—	—	—	(0.143)	(0.633)
Total dividends and distributions	(0.015)	(0.064)	(0.120)	(0.153)	(0.683)

Net asset value, end of period	$11.590	$10.930	$9.710	$6.630	$11.080

Total return[2]	6.19%	13.37%	48.76%	(39.31% )	(7.39% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$111,557	$119,899	$125,961	$98,881	$205,501
Ratio of expenses to average net assets	2.22%	2.24%	2.23%	2.19%	2.19%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.25%	2.26%	2.27%	2.25%	2.21%
Ratio of net investment income to average net assets	0.60%	0.12%	0.73%	1.17%	0.44%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	0.57%	0.10%	0.69%	1.11%	0.42%
Portfolio turnover	57%	82%	28%	37%	30%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Value Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/12	3/31/11	3/31/10	3/31/09	3/31/08
Net asset value, beginning of period	$11.110	$9.870	$6.740	$11.190	$12.750

Income (loss) from investment operations:
Net investment income[1]	0.171	0.110	0.148	0.197	0.183
Net realized and unrealized gain (loss)	0.631	1.279	3.193	(4.465)	(0.931)
Total from investment operations	0.802	1.389	3.341	(4.268)	(0.748)

Less dividends and distributions from:
Net investment income	(0.112)	(0.149)	(0.211)	(0.039)	(0.179)
Net realized gain	—	—	—	(0.143)	(0.633)
Total dividends and distributions	(0.112)	(0.149)	(0.211)	(0.182)	(0.812)

Net asset value, end of period	$11.800	$11.110	$9.870	$6.740	$11.190

Total return[2]	7.32%	14.42%	50.47%	(38.76% )	(6.46% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$617,485	$550,313	$480,762	$358,559	$607,637
Ratio of expenses to average net assets	1.22%	1.24%	1.23%	1.19%	1.19%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.25%	1.26%	1.27%	1.25%	1.21%
Ratio of net investment income to average net assets	1.60%	1.12%	1.73%	2.17%	1.44%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	1.57%	1.10%	1.69%	2.11%	1.42%
Portfolio turnover	57%	82%	28%	37%	30%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)       103

Financial highlights

Optimum Small-Mid Cap Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/12	3/31/11		3/31/10		3/31/09	3/31/08
Net asset value, beginning of period	$13.900	$11.150		$6.760		$11.280	$14.070

Income (loss) from investment operations:
Net investment loss[1]	(0.169)	(0.149)		(0.123)		(0.092)	(0.177)
Net realized and unrealized gain (loss)	0.064	2.899		4.513		(4.428)	(1.952)
Total from investment operations	(0.105)	2.750		4.390		(4.520)	(2.129)

Less dividends and distributions from:
Net realized gain	(0.795)	—		—		—	(0.651)
Return of capital	—	—		—		—	(0.010)
Total dividends and distributions	(0.795)	—		—		—	(0.661)

Net asset value, end of period	$13.000	$13.900		$11.150		$6.760	$11.280

Total return[2]	0.33%	24.66%		64.94%		(40.07% )	(15.96% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,989	$6,866		$6,736		$4,814	$9,282
Ratio of expenses to average net assets	1.90%	1.90%		1.90%		1.90%	1.92%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.06%	2.07%		2.10%		2.26%	2.11%
Ratio of net investment loss to average net assets	(1.34% )	(1.29%	)	(1.30%	)	(0.96% )	(1.27% )
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(1.50% )	(1.46%	)	(1.50%	)	(1.32% )	(1.46% )
Portfolio turnover	82%	86%		100%		119%	46%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Optimum Small-Mid Cap Growth Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/12	3/31/11		3/31/10		3/31/09	3/31/08
Net asset value, beginning of period	$13.200	$10.660		$6.510		$10.930	$13.750

Income (loss) from investment operations:
Net investment loss[1]	(0.238)	(0.213)		(0.179)		(0.152)	(0.265)
Net realized and unrealized gain (loss)	0.053	2.753		4.329		(4.268)	(1.894)
Total from investment operations	(0.185)	2.540		4.150		(4.420)	(2.159)

Less dividends and distributions from:
Net realized gain	(0.795)	—		—		—	(0.651)
Return of capital	—	—		—		—	(0.010)
Total dividends and distributions	(0.795)	—		—		—	(0.661)

Net asset value, end of period	$12.220	$13.200		$10.660		$6.510	$10.930

Total return[2]	(0.28% )	23.83%		63.75%		(40.44% )	(16.56% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$661	$1,063		$1,143		$807	$1,620
Ratio of expenses to average net assets	2.55%	2.55%		2.55%		2.55%	2.57%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.71%	2.72%		2.75%		2.91%	2.76%
Ratio of net investment loss to average net assets	(1.99% )	(1.94%	)	(1.95%	)	(1.61% )	(1.92% )
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(2.15% )	(2.11%	)	(2.15%	)	(1.97% )	(2.11% )
Portfolio turnover	82%	86%		100%		119%	46%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)       105

Financial highlights

Optimum Small-Mid Cap Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/12	3/31/11		3/31/10		3/31/09	3/31/08
Net asset value, beginning of period	$13.200	$10.660		$6.510		$10.930	$13.750

Income (loss) from investment operations:
Net investment loss[1]	(0.237)	(0.213)		(0.179)		(0.152)	(0.264)
Net realized and unrealized gain (loss)	0.052	2.753		4.329		(4.268)	(1.895)
Total from investment operations	(0.185)	2.540		4.150		(4.420)	(2.159)

Less dividends and distributions from:
Net realized gain	(0.795)	—		—		—	(0.651)
Return of capital	—	—		—		—	(0.010)
Total dividends and distributions	(0.795)	—		—		—	(0.661)

Net asset value, end of period	$12.220	$13.200		$10.660		$6.510	$10.930

Total return[2]	(0.27% )	23.83%		63.75%		(40.44% )	(16.56% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$20,992	$24,337		$23,824		$16,863	$34,086
Ratio of expenses to average net assets	2.55%	2.55%		2.55%		2.55%	2.57%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.71%	2.72%		2.75%		2.91%	2.76%
Ratio of net investment loss to average net assets	(1.99% )	(1.94%	)	(1.95%	)	(1.61% )	(1.92% )
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(2.15% )	(2.11%	)	(2.15%	)	(1.97% )	(2.11% )
Portfolio turnover	82%	86%		100%		119%	46%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Optimum Small-Mid Cap Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/12	3/31/11		3/31/10		3/31/09	3/31/08
Net asset value, beginning of period	$14.270	$11.410		$6.900		$11.470	$14.250

Income (loss) from investment operations:
Net investment loss[1]	(0.128)	(0.112)		(0.091)		(0.059)	(0.128)
Net realized and unrealized gain (loss)	0.073	2.972		4.601		(4.511)	(1.991)
Total from investment operations	(0.055)	2.860		4.510		(4.570)	(2.119)

Less dividends and distributions from:
Net realized gain	(0.795)	—		—		—	(0.651)
Return of capital	—	—		—		—	(0.010)
Total dividends and distributions	(0.795)	—		—		—	(0.661)

Net asset value, end of period	$13.420	$14.270		$11.410		$6.900	$11.470

Total return[2]	0.68%	25.07%		65.36%		(39.84% )	(15.68% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$321,641	$304,406		$204,843		$53,244	$90,614
Ratio of expenses to average net assets	1.55%	1.55%		1.55%		1.55%	1.57%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.71%	1.72%		1.75%		1.91%	1.76%
Ratio of net investment loss to average net assets	(0.99% )	(0.94%	)	(0.95%	)	(0.61% )	(0.92% )
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(1.15% )	(1.11%	)	(1.15%	)	(0.97% )	(1.11% )
Portfolio turnover	82%	86%		100%		119%	46%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)       107

Financial highlights

Optimum Small-Mid Cap Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/12	3/31/11		3/31/10		3/31/09	3/31/08
Net asset value, beginning of period	$12.610	$10.070		$5.690		$10.380	$13.540

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.044)	(0.062)		(0.027)		0.011	(0.025)
Net realized and unrealized gain (loss)	0.148	2.602		4.407		(4.683)	(2.102)
Total from investment operations	0.104	2.540		4.380		(4.672)	(2.127)

Less dividends and distributions from:
Net realized gain	(0.124)	—		—		(0.018)	(1.033)
Total dividends and distributions	(0.124)	—		—		(0.018)	(1.033)

Net asset value, end of period	$12.590	$12.610		$10.070		$5.690	$10.380

Total return[2]	1.01%	25.22%		76.98%		(45.09% )	(16.34% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,372	$6,102		$5,918		$4,045	$9,145
Ratio of expenses to average net assets	1.79%	1.81%		1.82%		1.75%	1.76%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.98%	2.00%		2.13%		2.22%	2.09%
Ratio of net investment income (loss) to average net assets	(0.38% )	(0.59%	)	(0.32%	)	0.15%	(0.20% )
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(0.57% )	(0.78%	)	(0.63%	)	(0.32% )	(0.53% )
Portfolio turnover	30%	43%		40%		86%	53%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Optimum Small-Mid Cap Value Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/12	3/31/11		3/31/10		3/31/09	3/31/08
Net asset value, beginning of period	$11.940	$9.590		$5.460		$10.030	$13.190

Income (loss) from investment operations:
Net investment loss[1]	(0.113)	(0.123)		(0.077)		(0.042)	(0.102)
Net realized and unrealized gain (loss)	0.137	2.473		4.207		(4.510)	(2.025)
Total from investment operations	0.024	2.350		4.130		(4.552)	(2.127)

Less dividends and distributions from:
Net realized gain	(0.124)	—		—		(0.018)	(1.033)
Total dividends and distributions	(0.124)	—		—		(0.018)	(1.033)

Net asset value, end of period	$11.840	$11.940		$9.590		$5.460	$10.030

Total return[2]	0.39%	24.50%		75.64%		(45.47% )	(16.79% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$653	$1,038		$1,114		$731	$1,636
Ratio of expenses to average net assets	2.44%	2.46%		2.47%		2.40%	2.41%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.63%	2.65%		2.78%		2.87%	2.74%
Ratio of net investment loss to average net assets	(1.03% )	(1.24%	)	(0.97%	)	(0.50% )	(0.85% )
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(1.22% )	(1.43%	)	(1.28%	)	(0.97% )	(1.18% )
Portfolio turnover	30%	43%		40%		86%	53%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)       109

Financial highlights

Optimum Small-Mid Cap Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/12	3/31/11		3/31/10		3/31/09	3/31/08
Net asset value, beginning of period	$11.930	$9.590		$5.460		$10.020	$13.190

Income (loss) from investment operations:
Net investment loss[1]	(0.113)	(0.124)		(0.076)		(0.042)	(0.102)
Net realized and unrealized gain (loss)	0.137	2.464		4.206		(4.500)	(2.035)
Total from investment operations	0.024	2.340		4.130		(4.542)	(2.137)

Less dividends and distributions from:
Net realized gain	(0.124)	—		—		(0.018)	(1.033)
Total dividends and distributions	(0.124)	—		—		(0.018)	(1.033)

Net asset value, end of period	$11.830	$11.930		$9.590		$5.460	$10.020

Total return[2]	0.39%	24.40%		75.64%		(45.42% )	(16.79% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$19,986	$22,797		$22,163		$14,811	$32,891
Ratio of expenses to average net assets	2.44%	2.46%		2.47%		2.40%	2.41%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.63%	2.65%		2.78%		2.87%	2.74%
Ratio of net investment loss to average net assets	(1.03% )	(1.24%	)	(0.97%	)	(0.50% )	(0.85% )
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(1.22% )	(1.43%	)	(1.28%	)	(0.97% )	(1.18% )
Portfolio turnover	30%	43%		40%		86%	53%
1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Optimum Small-Mid Cap Value Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/12	3/31/11		3/31/10	3/31/09	3/31/08
Net asset value, beginning of period	$12.960	$10.310		$5.820	$10.580	$13.720

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.004)	(0.026)		0.002	0.041	0.018
Net realized and unrealized gain (loss)	0.158	2.676		4.505	(4.783)	(2.125)
Total from investment operations	0.154	2.650		4.507	(4.742)	(2.107)

Less dividends and distributions from:
Net investment income	—	—		(0.008)	—	—
Net realized gain	(0.124)	—		—	(0.018)	(1.033)
Return of capital	—	—		(0.009)	—	—
Total dividends and distributions	(0.124)	—		(0.017)	(0.018)	(1.033)

Net asset value, end of period	$12.990	$12.960		$10.310	$5.820	$10.580

Total return[2]	1.37%	25.70%		77.56%	(44.90% )	(15.97% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$310,737	$274,495		$161,862	$58,173	$66,657
Ratio of expenses to average net assets	1.44%	1.46%		1.47%	1.40%	1.41%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.63%	1.65%		1.78%	1.87%	1.74%
Ratio of net investment income (loss) to average net assets	(0.03% )	(0.24%	)	0.03%	0.50%	0.15%
Ratio of net investment income (loss) to average net assets
prior to fees waived and expense paid indirectly	(0.22% )	(0.43%	)	(0.28% )	0.03%	(0.18% )
Portfolio turnover	30%	43%		40%	86%	53%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements

Optimum Fund Trust
March 31, 2012

Optimum Fund Trust (Trust) is organized as a Delaware statutory trust and offers six series: Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund, (each, a Fund, or collectively, the Funds). The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended, and offer Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50% for Optimum Fixed Income Fund and 5.75% for Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges. Prior to August 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first twelve months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of Optimum Fixed Income Fund is to seek a high level of income. The Fund may also seek growth of capital.

The investment objective of Optimum International Fund is to seek long-term growth of capital. The Fund may also seek income.

The investment objective of Optimum Large Cap Growth Fund is to seek long-term growth of capital.

The investment objective of Optimum Large Cap Value Fund is to seek long-term growth of capital. The Fund may also seek income.

The investment objective of Optimum Small-Mid Cap Growth Fund is to seek long-term growth of capital.

The investment objective of Optimum Small-Mid Cap Value Fund is to seek long-term growth of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Investment company securities are valued at net asset value per share. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Each Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before each Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (March 31, 2009–March 31, 2012), and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — Each Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Funds’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on March 30, 2012.

To Be Announced Trades — Optimum Fixed Income Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Funds’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds generally isolate that portion of realized gains and losses on investments in debt securities, which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Trust are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends and interest have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Each Fund declares and pays dividends from net investment income, if any, annually. Each Fund declares and pays distributions from net realized gain on investments, if any, at least annually, and may distribute net investment income and net capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended March 31, 2012.

The Funds receive earnings credits from their transfer agent when positive cash balances are maintained, which are used to offset transfer agent fees. The expense paid under this arrangement is included in dividend disbursing and transfer agent fees and expenses on the statements of operations with the corresponding expense offset shown as “expense paid indirectly.” For the year ended March 31, 2012, the Funds earned the following amounts under this agreement:

Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
$315	$331	$344	$344	$338	$344

(continues)       113

Notes to financial statements

Optimum Fund Trust

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

Delaware Management Company (DMC), a series of Delaware Management Business Trust, furnishes investment management services to each Fund and has full discretion and responsibility, subject to the overall supervision of the Trust’s Board, to select and contract with one or more investment sub-advisers to manage the investment operations and composition of each Fund, and to render investment advice for each Fund, including the purchase, retention, and dispositions of investments, securities and cash contained in each Fund. The investment management agreement obligates DMC to implement decisions with respect to the allocation or reallocation of each Fund’s assets among one or more current or additional sub-advisers, and to monitor the sub-advisers’ compliance with the relevant Fund’s investment objective, policies and restrictions. DMC pays the sub-advisers out of its fees.

In accordance with the terms of its respective investment management agreement, DMC is entitled to receive an annual fee equal to the following percentage rates of the average daily net assets of each Fund:

Optimum Fixed Income Fund	0.7000% of net assets up to $25 million
0.6500% of net assets from $25 million to $100 million
0.6000% of net assets from $100 million to $500 million
0.5500% of net assets from $500 million to $1 billion
0.5000% of net assets over $1 billion

Optimum International Fund	0.8750% of net assets up to $50 million
0.8000% of net assets from $50 million to $100 million
0.7800% of net assets from $100 million to $300 million
0.7650% of net assets from $300 million to $400 million
0.7300% of net assets over $400 million

Optimum Large Cap Growth Fund	0.8000% of net assets up to $250 million
0.7875% of net assets from $250 million to $300 million
0.7625% of net assets from $300 million to $400 million
0.7375% of net assets from $400 million to $500 million
0.7250% of net assets from $500 million to $1 billion
0.7100% of net assets from $1 billion to $1.5 billion
0.7000% of net assets over $1.5 billion

Optimum Large Cap Value Fund	0.8000% of net assets up to $100 million
0.7375% of net assets from $100 million to $250 million
0.7125% of net assets from $250 million to $500 million
0.6875% of net assets from $500 million to $1 billion
0.6675% of net assets from $1 billion to $1.5 billion
0.6475% of net assets over $1.5 billion

Optimum Small-Mid Cap Growth Fund	1.1000% of net assets

Optimum Small-Mid Cap Value Fund	1.0500% of net assets up to $75 million
1.0250% of net assets from $75 million to $150 million
1.0000% of net assets over $150 million

DMC has entered into sub-advisory agreements for the Trust as follows: Optimum Fixed Income Fund – Pacific Investment Management Company LLC (PIMCO); Optimum International Fund – Mondrian Investment Partners Limited (Mondrian) and BlackRock Advisors, LLC (BlackRock); Optimum Large Cap Growth Fund – Marsico Capital Management, LLC (Marsico), T. Rowe Price Associates, Inc. (T. Rowe Price), and Fred Alger Management, Inc. (Alger); Optimum Large Cap Value Fund – Massachusetts Financial Services Company (MFS) and Herndon Capital Management, LLC (Herndon); Optimum Small-Mid Cap Growth Fund – Columbia Wanger Asset Management, LLC (Columbia WAM) and Wellington Management Company, LLP (Wellington Management); Optimum Small-Mid Cap Value Fund – The Killen Group, Inc. (Killen), Westwood Management Corp. (Westwood) and The Delafield Group, a division of Tocqueville Asset Management L.P. (Tocqueville).

For the year ended March 31, 2012, DMC paid the following sub-advisory fees:

Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
$1,335,863	$1,111,670	$3,053,929	$2,249,360	$2,393,216	$1,754,117

Effective July 29, 2011, DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or reimburse expenses for each Fund to the extent necessary to prevent total annual operating expenses (excluding any 12b-1 plan and certain other expenses) from exceeding the specified percentages of average daily net assets through July 29, 2012 as shown below. These waivers and reimbursements may be terminated only by agreement of the manager and each Fund.

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Effective July 29, 2011,
operating expense limitation as
a percentage of average
daily net assets (per annum)	1.00%	1.40%	1.25%	1.22%	1.55%	1.43%
Effective July 29, 2010
through July 28, 2011,
operating expense limitation as
a percentage of average
daily net assets (per annum)	1.00%	1.40%	1.27%	1.23%	1.55%	1.45%

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting oversight services to the Trust. For these services, the Trust pays DSC fees based on the aggregate daily net assets of the Trust at the following annual rate: 0.0050% of the first $3 billion; 0.0045% of the next $2 billion; 0.0040% of the next $2.5 billion; 0.0030% of the next $2.5 billion; and 0.0025% of aggregate average daily net assets in excess of $10 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Trust on a relative net asset value basis. For the year ended March 31, 2012, each Fund was charged for these services as follows:

Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
$55,245	$13,901	$35,822	$34,135	$15,752	$14,712

DSC also provides the Trust with administrative services including financial and tax reporting, corporate governance, and preparation of materials and reports for the Board. For administrative services, each Fund pays DSC a fee at an annual rate (plus out-of-pocket expenses) of 0.165% of assets up to $500 million of the Funds’ average daily net assets; 0.140% of assets from $500 million to $1 billion; and 0.115% of assets over $1 billion. DSC also serves as the shareholder servicing, dividend disbursing and transfer agent for each Fund. Effective July 18, 2011, for these services, the Trust pays DSC a fee at an annual rate of 0.225% of the Trust’s total average daily net assets, subject to certain minimums, plus out-of-pocket expenses. Prior to July 18, 2011, for these services, the Trust paid DSC a fee at an annual rate of 0.235% of the Trust’s total average daily net assets, subject to certain minimums, plus out-of-pocket expenses.

DDLP, an affiliate of DMC, serves as the national distributor of each Fund’s shares pursuant to a Distribution Agreement. Pursuant to the Distribution Agreement and Rule 12b-1 plan, each Fund pays DDLP an annual fee of 0.35% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and Class C shares. Institutional Class shares pay no distribution expenses.

(continues)       115

Notes to financial statements

Optimum Fund Trust

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

At March 31, 2012, each Fund had liabilities payable to affiliates as follows:

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Funds	Value Fund	Growth Fund	Value Fund
Investment management
fees payable to DMC	$467,370	$219,871	$494,072	$442,029	$273,530	$228,152
Dividend disbursing, transfer agent and fund
accounting oversight fees, administration
fees and other expenses payable to DSC	384,085	98,676	260,056	247,040	115,479	111,360
Distribution fees payable to DDLP	146,232	31,812	113,668	105,929	19,992	19,010
Other expenses payable
to DMC and affiliates*	24	6	16	15	7	7

*DMC, as part of its administrative services, pays operating expenses on behalf of each Fund and is reimbursed on a periodic basis. Expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

For the year ended March 31, 2012, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
$18,983	$3,989	$12,674	$11,743	$2,021	$1,812

For the year ended March 31, 2012, DDLP received gross CDSC commissions on redemptions of each Fund’s Class A, Class B and Class C shares, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Class A	$0	$0	$0	$0	$0	$0
Class B	1,910	1,096	3,414	2,951	547	522
Class C	16,914	2,922	8,668	8,542	1,443	1,388

DMC, DSC and DDLP are indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc.

Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

3. Investments

For the year ended March 31, 2012, the Funds made purchases and sales of investment securities other than short-term investments as follows:

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Purchases other than U.S. government securities	$1,477,457,015	$181,413,787	$640,011,351	$406,871,435	$273,041,693	$112,413,718
Purchases of U.S. government securities	738,456,823	—	—	—	—	—
Sales other than U.S. government securities	1,480,309,410	138,927,175	666,374,963	392,877,701	260,158,515	84,266,322
Sales of U.S. government securities	654,788,341	—	—	—	—	—

At March 31, 2012, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Cost of Investments	$1,247,800,626	$326,593,382	$662,814,567	$650,345,975	$326,743,104	$298,849,820
Aggregate unrealized appreciation	$50,226,714	$25,759,348	$186,451,437	$149,815,992	$76,081,756	$63,574,221
Aggregate unrealized depreciation	(18,649,739)	(30,156,825)	(21,700,116)	(30,159,825)	(12,437,094)	(8,819,509)
Net unrealized appreciation (depreciation)	$31,576,975	$(4,397,477)	$164,751,321	$119,656,167	$63,644,662	$54,754,712

U.S. GAAP defines fair value as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investments in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 –	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing broker-quoted securities, fair valued securities)

Level 3 –	inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of Optimum Fixed Income Fund’s investments by fair value hierarchy levels as of March 31, 2012:

	Level 1	Level 2	Level 3	Total
Agency, Asset- & Mortgage-Backed Securities	$—	$275,178,084	$6,564,660	$281,742,744
Common Stock	1,001	—	—	1,001
Corporate Debt	222,160	502,961,580	41,998	503,225,738
Foreign Debt	—	108,591,678	—	108,591,678
Municipal Bonds	—	8,245,459	—	8,245,459
Securities sold short	—	(9,834,218)	—	(9,834,218)
U.S. Treasury Obligations	—	154,728,295	—	154,728,295
Other	1,014,272	1,317,678	4	2,331,954
Short-Term Investments	—	199,180,440	—	199,180,440
Securities Lending
Collateral	—	31,164,510	—	31,164,510
Options Written	(197,031)	(150,019)	—	(347,050)
Total	$1,040,402	$1,271,383,487	$6,606,662	$1,279,030,551

Foreign Currency Exchange Contracts	$—	$(968,181)	$—	$(968,181)
Futures Contracts	$23,886	$—	$—	$23,886
Swap Contracts	$—	$249,711	$59,011	$308,722

(continues)       117

Notes to financial statements

Optimum Fund Trust

3. Investments (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Optimum Fixed Income Fund
	Agency, Asset- &
	Mortgage-Backed	Corporate	Foreign
	Securities	Debt	Debt	Other	Total
Balance as of 3/31/11	$4,530,991	$39,344	$9,310,911	$4	$13,881,250
Purchases	6,216,667	4,327	—	—	6,220,994
Sales	—	—	—	(9,335)	(9,335)
Transfers out of Level 3	(4,180,752)	—	(9,310,911)	—	(13,491,663)
Net unrealized appreciation (depreciation)	(2,246)	(1,673)	—	9,335	5,416
Balance as of 3/31/12	$6,564,660	$41,998	$—	$4	$6,606,662
Net change in unrealized appreciation
(depreciation) from Level 3 investments still held as of 3/31/12	$(2,246)	$(1,673)	$—	$—	$(3,919)

The following table summarizes the valuation of Optimum International Fund’s investments by fair value hierarchy levels as of March 31, 2012:

	Level 1	Level 2	Level 3	Total
Common Stock	$287,519,029	$—	$—	$287,519,029
Preferred Stock	2,189,579	—	—	2,189,579
Short-Term Investments	—	4,533,593	—	4,533,593
Securities Lending Collateral	—	27,953,704	—	27,953,704
Total	$289,708,608	$32,487,297	$—	$322,195,905

Foreign Currency Exchange Contracts	$—	$(57,340)	$—	$(57,340)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Optimum International Fund
Common
Stock
Balance as of 3/31/11	$86,855
Sales	(104,038)
Net realized gain	23,708
Net change in unrealized
appreciation (depreciation)	(6,525)
Balance as of 3/31/12	$—
Net change in unrealized appreciation
(depreciation) from Level 3 investments still held as of 3/31/12	$—

The following table summarizes the valuation of Optimum Large Cap Growth Fund’s investments by fair value hierarchy levels as of March 31, 2012:

	Level 1	Level 2	Level 3	Total
Common Stock	$772,803,748	$5,242,167	$1,609,681	$779,655,596
Convertible Preferred Stock	—	—	462,294	462,294
Preferred Stock	1,120,263	—	—	1,120,263
Short-Term Investments	—	27,084,086	—	27,084,086
Securities Lending Collateral	—	19,243,649	—	19,243,649
	$773,924,011	$51,569,902	$2,071,975	$827,565,888

Foreign Currency Exchange Contracts	$—	$(3,948)	$—	$(3,948)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Optimum Large Cap Growth Fund
		Convertible
	Common	Preferred
	Stock	Stock	Total
Balance as of 3/31/11	$867,695	$—	$867,695
Purchases	1,236,501	498,781	1,735,282
Sales	(664,037)	—	(664,037)
Net realized gain	(78,839)	—	(78,839)
Net change in unrealized
appreciation (depreciation)	248,361	(36,487)	211,874
Balance as of 3/31/12	$1,609,681	$462,294	$2,071,975
Net change in unrealized appreciation
(depreciation) from Level 3 investments still held as of 3/31/12	$202,957	$(36,487)	$166,470

The following table summarizes the valuation of Optimum Large Cap Value Fund’s investments by fair value hierarchy levels as of March 31, 2012:

	Level 1	Level 2	Level 3	Total
Common Stock	$749,769,251	$—	$—	$749,769,251
Convertible Preferred	—	534,162	—	534,162
Short-Term Investments	—	13,098,617	—	13,098,617
Securities Lending Collateral	—	6,600,112	—	6,600,112
Total	$749,769,251	$20,232,891	$—	$770,002,142

The following table summarizes the valuation of Optimum Small-Mid Cap Growth Fund’s investments by fair value hierarchy levels as of March 31, 2012:

	Level 1	Level 2	Level 3	Total
Common Stock	$341,497,580	$—	$—	$341,497,580
Exchange-Traded Fund	5,036,064	—	—	5,036,064
Short-Term Investments	—	5,452,727	—	5,452,727
Securities Lending Collateral	—	38,401,395	—	38,401,395
Total	$346,533,644	$43,854,122	$—	$390,387,766

The following table summarizes the valuation of Optimum Small-Mid Cap Value Fund’s investments by fair value hierarchy levels as of March 31, 2012:

	Level 1	Level 2	Level 3	Total
Common Stock	$308,278,222	$—	$—	$308,278,222
Short-Term Investments	—	30,489,722	—	30,489,722
Securities Lending Collateral	—	14,836,588	—	14,836,588
Total	$308,278,222	$45,326,310	$—	$353,604,532

The values of Level 3 investments for Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund were zero at the beginning and end of the year and there was no change in unrealized appreciation (depreciation).

During the year ended March 31, 2012, transfers out of Level 3 investments into Level 2 investments were made in the amount of $13,491,663 for Optimum Fixed Income Fund. These were due to the Fund’s pricing vendor being able to supply a matrix price for investments that had been utilizing broker quoted prices.

During the year ended March 31, 2012, there were no transfers between Level 1 investments and Level 2 investments that had a material impact to the Funds. This does not include transfers between Level 1 investments and Level 2 investments due to the Funds utilizing international fair value pricing during the year. International fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded in accordance with the fair valuation procedures described in Note 1, causing a change in classification between levels.

During the year ended March 31, 2012, there were no transfers between Level 1 investments and Level 3 investments that had a material impact to Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund. Each Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, iii) quantitative information about significant unobservable inputs used, iv) a description of the valuation

(continues)       119

Notes to financial statements

Optimum Fund Trust

3. Investments (continued)

processes used by the reporting entity and v) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. Optimum Large Cap Growth Fund did not make any distributions during the year ended March 31, 2012. The tax character of dividends and distributions paid during the years ended March 31, 2012 and 2011 was as follows:

Year Ended March 31, 2012

	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Value Fund	Growth Fund	Value Fund
Ordinary income	$46,904,331	$5,814,738	$6,049,903	$—	$—
Long-term capital gains	9,075,525	—	—	19,409,757	3,155,078
Total	$55,979,856	$5,814,738	$6,049,903	$19,409,757	$3,155,078

Year Ended March 31, 2011

	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap
	Fund	Fund	Value Fund
Ordinary income	$36,247,412	$3,209,203	$8,703,654

Optimum Large Cap Growth Fund, Optimum Small-Mid Cap Growth and Optimum Small-Mid Cap Value did not make any distributions during the year ended March 31, 2011.

5. Components of Net Assets on a Tax Basis

As of March 31, 2012, the components of net assets on a tax basis were as follows:

	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap
	Fund	Fund	Growth Fund
Shares of beneficial interest	$1,170,469,829	$349,265,835	$707,087,297
Undistributed ordinary income	9,996,714	3,180,992	—
Undistributed long-term capital gains	3,547,459	—	—
Capital loss carryforwards	—	(50,992,198)	(60,435,247)
Other temporary differences	(1,430,601)	41,139	3,948
Qualified late year long-term capital losses deferral	(306,629)	—	—
Qualified late year ordinary losses deferral	—	(1,067,820)	(2,607,825)
Unrealized appreciation (depreciation)	30,772,706	(4,437,227)	164,801,661
Net assets	$1,213,049,478	$295,990,721	$808,849,834

	Optimum	Optimum	Optimum
	Large Cap	Small-Mid Cap	Small-Mid Cap
	Value Fund	Growth Fund	Value Fund
Shares of beneficial interest	$788,249,300	$283,962,411	$276,787,279
Undistributed ordinary income	9,816,408	—	—
Undistributed long-term capital gains	—	4,841,523	5,606,120
Capital loss carryforwards	(149,287,237)	—	—
Qualified late year long-term capital losses deferral	(376,144)	—	—
Qualified late year ordinary losses deferral	(4,092,223)	(3,165,498)	(399,801)
Unrealized appreciation	119,688,286	63,644,631	54,754,712
Net assets	$763,998,390	$349,283,067	$336,748,310

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of losses on straddles, mark-to-market of foreign currency exchange contracts, mark-to-market of futures contracts, tax recognition of unrealized gain on passive foreign investment companies, tax treatment of contingent payment on debt instruments, amortization of premium on convertible securities, return of capital on investments, partnership interest and CDS contracts.

Qualified late year losses represent losses realized on investments and foreign currency transactions from November 1, 2011 through March 31, 2012 that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses, dividends and distributions, tax treatment of CDS contracts, contingent payment on debt instruments, gain (loss) on foreign currency transactions, foreign capital gain taxes, amortization of premium on convertible securities, passive foreign investment companies, paydown gains (losses) of asset- and mortgage-backed securities and partnership interest. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2012, the Funds recorded the following reclassifications:

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Undistributed (accumulated) net
investment income (loss)	$(6,229,166)	$583,249	$998,160	$9,710	$2,405,703	$334,935
Accumulated net realized gain (loss)	5,572,182	(583,249)	52,361	(9,710)	(1,523,851)	—
Paid-in capital	656,984	—	(1,050,521)	—	(881,852)	(334,935)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. In 2012, the Funds utilized capital loss carryforwards as follows:

Capital loss
carryforwards
utilized
Optimum Fixed Income Fund	$6,818,431
Optimum Large Cap Growth Fund	34,267,222
Optimum Large Cap Value Fund	7,845,800
Optimum Small-Mid Cap Value Fund	9,947,941

Capital loss carryforwards remaining at March 31, 2012, if not utilized in future years, for each Fund will expire as follows:

	Optimum	Optimum	Optimum
Year of	International	Large Cap	Large Cap
Expiration	Fund	Growth Fund	Value Fund
3/31/17	$—	$—	$30,259,101
3/31/18	49,949,013	60,435,247	119,028,136
Total	$49,949,013	$60,435,247	$149,287,237

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Losses incurred that will be carried forward under the Act are as follows:

	Loss carryforward character
	Short term	Long term
Optimum International Fund	$1,043,185	$—

(continues)       121

Notes to financial statements

Optimum Fund Trust

6. Capital Shares

Transactions in capital shares were as follows:

	Optimum		Optimum		Optimum
	Fixed Income		International		Large Cap
	Fund		Fund		Growth Fund

	Year Ended		Year Ended		Year Ended
	3/31/12	3/31/11	3/31/12	3/31/11	3/31/12	3/31/11
Shares sold:
Class A	731,647	668,845	94,500	98,203	279,314	263,299
Class B	10,542	14,845	193	1,265	293	2,753
Class C	1,893,449	2,198,457	246,063	257,286	646,825	747,705
Institutional Class	35,411,000	32,665,979	7,961,220	9,197,950	11,897,997	14,150,435
	38,046,638	35,548,126	8,301,976	9,554,704	12,824,429	15,164,192

Shares issued upon reinvestment of dividends
and distributions:
Class A	190,195	165,039	16,553	19,005	—	—
Class B	17,448	17,942	1,012	2,229	—	—
Class C	665,608	580,410	23,075	44,652	—	—
Institutional Class	4,811,837	3,024,744	518,666	284,807	—	—
	5,685,088	3,788,135	559,306	350,693	—	—

Shares repurchased:
Class A	(903,863)	(1,064,216)	(216,075)	(287,128)	(587,288)	(828,938)
Class B	(207,118)	(140,744)	(60,541)	(54,889)	(170,393)	(149,964)
Class C	(3,353,403)	(4,377,419)	(676,649)	(951,575)	(2,054,304)	(2,882,603)
Institutional Class	(18,712,858)	(15,164,664)	(4,447,808)	(3,461,623)	(11,007,911)	(17,038,995)
	(23,177,242)	(20,747,043)	(5,401,073)	(4,755,215)	(13,819,896)	(20,900,500)
Net increase (decrease)	20,554,484	18,589,218	3,460,209	5,150,182	(995,467)	(5,736,308)

	Optimum		Optimum		Optimum
	Large Cap		Small-Mid Cap		Small-Mid Cap
	Value Fund		Growth Fund		Value Fund

	Year Ended		Year Ended		Year Ended
	3/31/12	3/31/11	3/31/12	3/31/11	3/31/12	3/31/11
Shares sold:
Class A	295,586	370,267	45,025	44,155	40,909	40,638
Class B	411	2,052	123	575	167	28
Class C	690,498	786,822	106,952	123,804	125,046	134,424
Institutional Class	13,727,120	15,358,661	6,417,276	8,456,356	7,157,709	9,084,213
	14,713,615	16,517,802	6,569,376	8,624,890	7,323,831	9,259,303

Shares issued upon reinvestment of dividends
and distributions:
Class A	21,647	43,343	31,939	—	4,961	—
Class B	603	4,041	5,167	—	865	—
Class C	14,762	88,937	127,506	—	21,186	—
Institutional Class	517,001	814,457	1,532,498	—	259,689	—
	554,013	950,778	1,697,110	—	286,701	—

Shares repurchased:
Class A	(700,734)	(826,246)	(110,454)	(154,171)	(103,180)	(144,619)
Class B	(170,823)	(148,015)	(31,773)	(27,258)	(32,765)	(29,222)
Class C	(2,055,194)	(2,870,932)	(360,430)	(515,098)	(367,305)	(535,392)
Institutional Class	(11,445,134)	(15,357,080)	(5,326,873)	(5,077,250)	(4,679,016)	(3,600,939)
	(14,371,885)	(19,202,273)	(5,829,530)	(5,773,777)	(5,182,266)	(4,310,172)
Net increase (decrease)	895,743	(1,733,693)	2,436,956	2,851,113	2,428,266	4,949,131

For the year ended March 31, 2012, the following Class B shares were converted to Class A shares. The amounts are included in Class B redemptions and Class A subscriptions in the tables on previous page and the statements of changes in net assets.

	Year Ended
	3/31/12
	Class B	Class A
	Shares	Shares	Value
Optimum Fixed Income Fund	103,352	103,410	$995,147
Optimum International Fund	25,092	24,635	245,632
Optimum Large Cap Growth Fund	73,009	69,063	853,164
Optimum Large Cap Value Fund	74,517	73,694	799,078
Optimum Small-Mid Cap Growth Fund	13,539	12,737	153,307
Optimum Small-Mid Cap Value Fund	13,498	12,700	149,142

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — Each Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. Each Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Funds’ maximum risk of loss from counterparty credit risk is the value of their currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. Optimum Fixed Income Fund and Optimum International Fund may use futures in the normal course of pursuing their investment objectives. Optimum Fixed Income Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Optimum International Fund may use futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. Upon entering into a futures contract, each Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts — During the year ended March 31, 2012, Optimum Fixed Income Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

(continues)       123

Notes to financial statements

Optimum Fund Trust

7. Derivatives (continued)

Transactions in options written during the year ended March 31, 2012 for Optimum Fixed Income Fund were as follows:

	Number of contracts	Premiums
Options outstanding at March 31, 2011	—	$—
Options written	8,200,569	734,298
Options expired	(175)	(111,212)
Options terminated in closing purchase transactions	(297)	(336,257)
Options outstanding at March 31, 2012	8,200,097	$286,829

Swap Contracts — Optimum Fixed Income Fund enters into interest rate swap contracts, inflation swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. The Fund may use inflation swaps to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation-indexed bonds. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Inflation Swaps. Inflation swap agreements involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on notional amounts. The nominal interest payments may be based on either a fixed interest rate or variable interest rate such as London Interbank Offered Rate (LIBOR). The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No inflation swap contracts outstanding at March 31, 2012.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended March 31, 2012, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At March 31, 2012, the net unrealized depreciation of CDS contracts was $406,867. The Fund had posted $1,090,000 cash collateral for open swap contracts. If a credit event had occurred for all open swap transactions where collateral posting was required as of March 31, 2012, the Fund would have received EUR 35,415,000 and $ 22,181,000 less the value of the contracts’ related reference obligations. The Fund received $1,726,000 in cash collateral and $ 625,000 in securities collateral for open swap contracts.

As disclosed in the footnotes to the statements of net assets, at March 31, 2012, the notional value of the protection sold was $6,160,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. The quoted market prices and resulting market values for CDS contracts on securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At March, 2012, the net unrealized appreciation of the protection sold was $65,270

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. Because there are generally no organized markets for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the statements of net assets.

Fair values of derivative instruments as of March 31, 2012 were as follows:

	Optimum Fixed Income Fund
	Asset Derivatives			Liability Derivatives
	Statements of			Statements of
	Assets and Liabilities Location	Fair Value		Assets and Liabilities Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Unrealized gain on foreign currency exchange contracts	$6,359		Unrealized loss on foreign currency exchange contracts	$(974,540)

Interest rate contracts (Futures contracts)	Variation margin receivable on futures contracts	101,245	*	Variation margin payable on futures contracts	—

Interest rate contracts (Options written, at value)	Options written, at value	—		Options written, at value	(347,050)

Interest rate contracts (Interest rate swap contracts)	Unrealized gain on interest rate swap contracts	715,589		Unrealized loss on interest rate swap contracts	—

Credit contracts (CDS contracts)	Unrealized gain on CDS contracts	426,366		Unrealized loss on CDS contracts	(833,233)

Total		$1,249,559			$(2,154,823)

*Includes cumulative appreciation of futures contracts from the date the contracts are opened through March 31, 2012. Only current day variation margin is reported on the Optimum Fixed Income Fund’s statements of assets and liabilities.

The effect of derivative instruments on the statements of operations for the year ended March 31, 2012 was as follows:

	Optimum Fixed Income Fund
			Change in Unrealized
		Realized Gain (Loss) on	Appreciation
	Location of Gain (Loss) on	Derivatives Recognized in	(Depreciation) on Derivatives
	Derivatives Recognized in Income	Income	Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of investments and foreign currencies	$(5,778,099)	$331,792

Interest rate contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation (depreciation) of investments and foreign currencies	10,757,678	(9,789)

Interest rate contracts (Options written)	Net realized gain on options written and net change in unrealized appreciation (depreciation) of investments and foreign currencies	368,241	(60,221)

Credit contracts (Swap contracts)	Net realized loss on swap contracts and net change in unrealized appreciation (depreciation) of investments and foreign currencies	(2,119,102)	254,609

		$3,228,718	$516,391

(continues)       125

Notes to financial statements

Optimum Fund Trust

7. Derivatives (continued)

Derivatives Generally. The tables below summarize the average balance of derivative holdings by the Funds during the year ended March 31, 2012. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended March 31, 2012.

	Asset Derivative Volume
	Optimum		Optimum	Optimum	Optimum	Optimum
	Fixed Income		International	Large Cap	Large Cap	Small-Mid Cap
	Fund		Fund	Growth Fund	Value Fund	Growth Fund
Foreign currency exchange contracts (average cost)	USD	66,106,344	USD 16,329,294	USD 37,742	USD 22,370	USD 34,218
Futures contracts (average notional value)		241,043,119	—	—	—	—
Options contracts (average notional value)		7,950	—	—	—	—
Swap contracts (average notional value)	AUD	11,761,508	—	—	—	—
	BRL	20,282,143	—	—	—	—
	USD	34,442,817	—	—	—	—

	Liability Derivative Volume
	Optimum		Optimum	Optimum	Optimum	Optimum
	Fixed Income		International	Large Cap	Large Cap	Small-Mid Cap
	Fund		Fund	Growth Fund	Value Fund	Growth Fund
Foreign currency exchange contracts (average cost)	USD	135,133,666	USD 19,865,832	USD 35,228	USD 13,754	USD 61,914
Futures contracts (average notional value)		9,318,429	—	—	—	—
Options contracts (average notional value)		41,642	—	—	—	—
Swap contracts (average notional value)	EUR	18,531,480	—	—	—	—
	USD	39,445,454	—	—	—	—

8. Securities Lending

Each Fund may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. Effective April 20, 2009, BNY Mellon transferred the assets of the Funds’ previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (the Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Funds’ exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Funds can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds, or at the discretion of the lending agent, replace the loaned securities. The Funds continue to record dividends or interest, as applicable, on the securities loaned and are subject to the changes in value of the securities loaned that may occur during the term of the loan. The Funds have the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Funds receive loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Funds, the security lending agent and the borrower.

The Funds record security lending income net of allocations to the security lending agent and the borrower. The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Funds may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Funds may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Funds would be required to return to the borrower of the securities and the Funds would be required to make up for this shortfall.

At March 31, 2012, the values of securities on loan and the values of invested collateral for each Fund are presented below, for which the Funds received collateral, comprised of non-cash collateral and cash collateral. Investments purchased with cash collateral are presented on the statements of net assets under the caption “Securities Lending Collateral.”

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Values of securities on loan	$129,883,573	$ 27,225,461	$ 21,635,534	$7,328,168	$41,585,564	$14,644,191
Values of invested collateral	31,164,510	27,953,704	19,243,649	6,600,112	38,401,395	14,836,588
Cash collateral	32,372,747	28,579,176	20,257,051	7,606,200	38,891,315	15,090,089
Non-cash collateral	101,687,870	83,275	1,646,918	—	3,622,655	—

9. Credit and Market Risk

Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

Optimum Fixed Income Fund invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and Baa3 by Moody’s Investor Services, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

Optimum Fixed Income Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund invest a significant portion of their assets in small- and mid-sized companies. Investments in small- and mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund may invest in REITs and are subject to the risks associated with that industry. If a Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended March 31, 2012. The Funds’ REIT holdings are also affected by interest rate changes, particularly if the REITs they hold use floating rate debt to finance their ongoing operations.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Funds’ Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the statements of net assets.

(continues)       127

Notes to financial statements

Optimum Fund Trust

10. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

11. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to March 31, 2012 that would require recognition or disclosure in the Funds’ financial statements.

12. Tax Information (Unaudited)

The information set forth below is for the Funds’ fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring designation, it is the intention of each Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder. Optimum Large Cap Growth Fund did not have any distributions during the year ended March 31, 2012.

For the fiscal year ended March 31, 2012, each Fund designates distributions paid during the year as follows:

	(A)	(B)
	Long-Term	Ordinary
	Capital Gains	Income	Total	(C)
	Distributions	Distributions*	Distributions	Qualifying
	(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]
Optimum Fixed Income Fund	16.21%	83.79%	100.00%	0.15%
Optimum International Fund	—	100.00%	100.00%	—
Optimum Large Cap Value Fund	—	100.00%	100.00%	100.00%
Optimum Small-Mid Cap Growth Fund	100.00%	—	100.00%	—
Optimum Small-Mid Cap Value Fund	100.00%	—	100.00%	—

(A) and (B) are based on a percentage of each Fund’s total distributions.

(C) is based on a percentage of each Fund’s ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended March 31, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003, and as extended by Tax Relief Unemployment Insurance Reauthorization and Job Creations Act of 2010. The Funds intend to designate the following percentages to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2012 Form 1099-DIV, as applicable.

Maximum percentage to be
taxed at a maximum rate of 15%
Optimum Fixed Income Fund	0.15%
Optimum International Fund	9.67%
Optimum Large Cap Value Fund	100.00%

Optimum International Fund intends to pass through foreign tax credits in the maximum amount of $411,923. The gross foreign source income earned during the fiscal year 2012 by Optimum International Fund was $10,610,973. Complete information will be computed and reported in conjunction with your 2012 Form 1099-DIV.

Report of independent
registered public accounting firm

To the Board of Trustees of Optimum Fund Trust and the Shareholders of Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund:

In our opinion, the accompanying statements of net assets, statements of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund (constituting Optimum Fund Trust, hereafter referred to as the “Funds”) at March 31, 2012, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the three years in the period ended March 31, 2010 were audited by other independent accountants whose report dated May 19, 2010 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
May 24, 2012

Other Fund information
(Unaudited)

Optimum Fund Trust

Change in Independent Registered Public Accounting Firm

Due to independence matters under the Securities and Exchange Commission’s auditor independence rules relating to the January 4, 2010 acquisition of Delaware Investments (including DMC, DDLP and DSC) by Macquarie Group, Ernst & Young LLP (E&Y) has resigned as the independent registered public accounting firm for Optimum Fund Trust (the Trust) effective May 27, 2010. At a meeting held on March 17, 2010, the Board of Trustees of the Trust, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLP (PwC) to serve as the independent registered public accounting firm for the Trust for the fiscal year ended March 31, 2011. During the fiscal years ended March 31, 2010 and 2009, E&Y’s audit reports on the financial statements of the Trust did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, there were no disagreements between the Trust and E&Y on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the disagreement in their reports. Neither the Trust nor anyone on its behalf has consulted with PwC at any time prior to their selection with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust’s financial statements.

Board of trustees and officers addendum

Optimum Fund Trust

A mutual fund is governed by a Board of Trustees, which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees and Officers of the Trust with certain background and related information.

Number of
				Portfolios in Fund	Other
Name,				Complex[1] Overseen	Directorships
Address	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Age	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees
Robert J. Moore[2]	Trustee	June 10, 2010	President and Chief Operating Officer —	6	Independent Board
2005 Market Street		to present	LPL Financial LLC		Member — Legal and
Philadelphia, PA			(2012–Present)		General Investment
19103					Management America
			Chief Financial Officer —		(Investment Adviser)
Age 50			LPL Financial LLC		(2008–Present)
(2008–Present)

Chief Executive Officer and
Chief Financial Officer —
ABN AMRO North America
(2006–2007)

J. Scott Coleman[2]	Trustee, President	June 16, 2011	Executive Vice President	6	None
2005 Market Street	and Chief	to present	Head of Distribution and Marketing —
Philadelphia, PA	Executive Officer		Delaware Investments
19103			(October 2008–Present)

Age 51			Managing Director for
Investment Consulting Group —
Goldman Sachs Asset Management
(2001–2008)

Independent Trustees
Robert J. Christian	Trustee	November 1, 2007	Private Investor	6	Trustee — Wilmington
2005 Market Street	and Chairman	to present	(2006–Present)		Funds (26 mutual funds)
Philadelphia, PA					(1998–Present)
19103			Chief Investment Officer
			Wilmington Trust Corporation		Trustee — FundVantage
Age 63			(Trust Bank)		Trust (34 mutual funds)
			(1996–2006)		(2007–Present)

Nicholas D. Constan	Trustee	July 17, 2003	Adjunct Professor —	6	None
2005 Market Street		to present	University of Pennsylvania
Philadelphia, PA			(1972–Present)
19103

Age 73

Durant Adams Hunter	Trustee	July 17, 2003	Principal—Ridgeway Partners	6	None
2005 Market Street		to present	(Executive Recruiting)
Philadelphia, PA			(2004–Present)
19103

Age 63

(continues)       131

Board of trustees and officers addendum

Number of
				Portfolios in Fund	Other
Name,				Complex[1] Overseen	Directorships
Address	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Age	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
Stephen Paul Mullin	Trustee	July 17, 2003	Senior Vice President —	6	None
2005 Market Street		to present	Econsult Corporation
Philadelphia, PA			(Economic Consulting)
19103			(2000–Present)

Age 56

Robert A. Rudell	Trustee	July 17, 2003	Private Investor	6	Director and Chair,
2005 Market Street		to present	(2002–Present)		Compensation Committee —
Philadelphia, PA					Medtox Scientific, Inc.
19103					(Medical devices/Clinical lab)
(2002–Present)
Age 63
Director and
Independent Chairman —
Heartland Funds
(3 mutual funds)
(2005–Present)

Jon Edward Socolofsky	Trustee	July 17, 2003	Private Investor	6	None
2005 Market Street		to present	(2002–Present)
Philadelphia, PA
19103

Age 66

Officers
David F. Connor	Vice President,	Vice President since	Mr. Connor has served as	6	None[4]
2005 Market Street	Deputy General	July 17, 2003	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments[3] since 2000.
December 6, 2005
Age 47

David P. O’Connor	Executive Vice President,	Executive Vice President	Mr. O’Connor has served in	6	None[4]
2005 Market Street	General Counsel	since February 2012;	various executive and legal
Philadelphia, PA	and Chief	Senior Vice President	capacities at different times at
19103	Legal Officer	October 2005–	Delaware Investments.
February 2012;
Age 45		General Counsel
and Chief Legal Officer
since October 2005

Daniel Geatens	Vice President	September 20, 2007	Mr. Geatens has served in	6	None[4]
2005 Market Street	and Treasurer	to present	various capacities at
Philadelphia, PA			Delaware Investments.
19103

Age 39

Richard Salus	Senior	January 1, 2006	Mr. Salus has served in	6	None[4]
2005 Market Street	Vice President	to present	various executive capacities
Philadelphia, PA	and		at different times at
19103	Chief Financial		Delaware Investments.
Officer
Age 48

1 The term “Fund Complex” refers to the Funds in the Optimum Fund Trust.
2 “Interested persons” of the Funds by virtue of their executive and management positions or relationships with the Fund’s service providers or sub-service providers.
3 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Trust’s manager, principal underwriter and service agent.

4 Messrs Connor, O’Connor, Geatens and Salus also serve in similar capacities for the Delaware Investments® Family of Funds, a fund complex also managed and distributed by Delaware Investments with 73 funds.

The Statement of Additional Information for the Funds includes additional information about the Trustees and Officers and is available, without charge, upon request by calling your financial advisor or 800 914-0278.

About the organization

This annual report is for the information of Optimum Fund Trust shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Optimum Fund Trust and the fact sheet for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees

Robert J. Moore
President, Chief Operating Officer and
Chief Financial Officer
LPL Financial LLC

J. Scott Coleman
Executive Vice President
Delaware Investments

Robert J. Christian
Private Investor

Nicholas D. Constan
Adjunct Professor —
University of Pennsylvania

Durant Adams Hunter
Principal — Ridgeway Partners

Stephen Paul Mullin
Senior Vice President — Econsult Corporation

Robert A. Rudell
Private Investor

Jon Edward Socolofsky
Private Investor	Affiliated officers

David F. Connor
Vice President,
Deputy General Counsel
and Secretary
Optimum Fund Trust
Philadelphia, PA

Daniel V. Geatens
Vice President and Treasurer
Optimum Fund Trust
Philadelphia, PA

David P. O’Connor
Executive Vice President,
General Counsel
and Chief Legal Officer
Optimum Fund Trust
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Optimum Fund Trust
Philadelphia, PA	Contact information

Investment manager
Delaware Management Company, a series
of Delaware Management Business Trust
Philadelphia, PA

National distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend
disbursing, and transfer agent
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders
800 914-0278

For securities dealers
and financial institutions
representatives only
800 362-7500

Website
www.optimummutualfunds.com

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Forms N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 914-0278; (ii) on the Fund’s website at www.optimummutualfunds.com; and (iii) on the SEC’s website at www.sec.gov. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at www.optimummutualfunds.com; and (ii) on the SEC’s website at www.sec.gov.

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett1
     John A. Fry
     Frances A. Sevilla-Sacasa
     Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $120,000 for the fiscal year ended March 31, 2012.

____________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of: his education and Chartered Financial Analyst designation; his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers; and his prior service on the audit committees of public companies.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $120,000 for the fiscal year ended March 31, 2011.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2012.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $416,500 for the registrant’s fiscal year ended March 31, 2012. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; reporting up and subsidiary statutory audits.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2011.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $593,000 for the registrant’s fiscal year ended March 31, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: audit procedures performed for both the reporting up on Delaware Investments’ balances for its consolidation into the parent company, Macquarie. Also, included are the fees for each of the statutory audits performed on the advisor and its affiliates/subsidiaries.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $25,000 for the fiscal year ended March 31, 2012. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2012.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $25,000 for the fiscal year ended March 31, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $10,000 for the registrant’s fiscal year ended March 31, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: state and local tax services.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2012.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $25,000 for the registrant’s fiscal year ended March 31, 2012. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These other services were as follows: attest examination of management's assertion to the controls in place at the transfer agent to be in compliance with Rule 17ad-13(a)(3) of the Securities Exchange Act of 1934.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2011.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2011.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $10,901,705 and $25,000 for the registrant’s fiscal years ended March 31, 2012 and March 31, 2011, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: Optimum Fund Trust

/s/ J. SCOTT COLEMAN
By:	J. Scott Coleman
Title:	Chief Executive Officer
Date:	June 6, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ J. SCOTT COLEMAN
By:	J. Scott Coleman
Title:	Chief Executive Officer
Date:	June 6, 2012

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	June 6, 2012